UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2010

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	24
Financial Statements	76
Notes to the Financial Statements	80
Financial Highlights	102
Other Information	110

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

The Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and convertible securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on certain U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to, among other risks, prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Accordingly, forward foreign currency exchange contracts are subject to the risk that attempts to hedge will be unsuccessful as well as the risks of derivatives noted below. The Fund may also make substantial investments in other derivative instruments, including interest rate futures contracts, options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), other forward contracts and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. Note that the implementation of short positions, as well as the use of derivatives generally, involves sophisticated investment techniques that have the potential to add additional risk to a portfolio.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

     ■ Include domestic and global investment options, income opportunities, and access to areas of specialization

     ■ Capitalize on GSAM’s industry-renowned credit research capabilities

     ■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

The six months ended September 30, 2010 (the “Reporting Period”) brought the first signals of slowing momentum in global economic growth — a development that in our view was broadly consistent with the traditional cycle of recovery. After the recession ended in June 2009 (the date officially cited by the National Bureau of Economic Research), the world’s largest economies had begun to rebound. However, by the spring of 2010, global economic conditions showed signs of deterioration. The slowdown was most evident in the U.S. and China, raising concerns that the world’s two largest economies — both crucial sources of worldwide demand — might lead the global economy into a double-dip recession. Doubts about the sustainability of the global economic recovery drove sharp declines in government bond yields. In the U.S., for example, yields on 10-year Treasuries fell from 3.87% at the beginning of the Reporting Period to 2.51% on September 30, 2010.

During the second calendar quarter, the broader market impact of the economic slowdown was magnified by the sovereign debt crisis unfolding in Europe. Investors’ risk appetite suffered against this backdrop, and corporate bonds and emerging markets debt weakened in line with falling equity prices. By May, doubts about the solvency of peripheral European nations — Portugal, Italy, Ireland, Greece and Spain — had reached a fevered pitch. Those solvency concerns were based on high indebtedness and record budget deficits among the peripheral European nations. On April 27th, Greece’s debt rating was cut to junk by Standard & Poor’s, and risk premiums rose on Greek debt and on the sovereign debt of its similarly fiscally troubled neighbors, threatening a crisis. European lawmakers worked jointly with the International Monetary Fund (IMF) and the European Central Bank (ECB) to avert a liquidity crisis and to prevent contagion from spreading around the world through Europe’s still-fragile banking system. Although policymakers’ response succeeded in stabilizing peripheral European markets, volatility continued to flare intermittently through the end of the Reporting Period.

Riskier fixed income assets recovered during the third calendar quarter much of the ground they had lost in the months prior, and corporate bond markets experienced a record surge in new issuance. This rebound in risk appetite was helped by stronger economic signals. For example, reports of second quarter Gross Domestic Product (GDP) figures indicated that growth in the Eurozone had outstripped that of both the U.S. and Japan, primarily because of improved domestic demand among the largest European states and Germany’s exceptional exports strength. September’s economic data showed that while U.S. manufacturing and services activity had slowed, both sectors continued to expand. In China, expansion of its manufacturing sector seemed to be re-accelerating, judging by the most recently available purchasing managers survey. Still, economic growth remained below trend across the G-3 (the three largest developed economies — the U.S., Eurozone and Japan).

In the U.S., with consumer demand still weak and employment still declining, attention turned to the dwindling policy options for further stimulus. The increased focus on the widening fiscal deficit made substantial increases in government spending unlikely. Short-term interest rates had remained near zero for almost two years. During September, Federal Reserve (the “Fed”) policymakers began to demonstrate a clear willingness to revisit the exceptional bond-buying strategy it had halted earlier this year, thereby opening the door to a resumption of a second round of quantitative easing. As a result, by the end of the Reporting Period, U.S. markets were strongly positioned for more aggressive purchases by the Fed, and two-year Treasury yields had reached an all-time low near 0.5%.

MARKET REVIEW

Looking Ahead

During the Reporting Period, we grew increasingly convinced that the positives in the global economy outweigh the negatives and that economic growth should likely continue at a slow but steady pace. In the U.S., we believe the building blocks for growth are still in place and that downside risks are limited by two key factors. First, the Fed is likely, in our view, to resume quantitative easing, which should keep financial conditions highly accommodative. Second, leverage, or the use of borrowed money, in the U.S. private sector and financial system broadly has declined dramatically since 2008, and as such, we think the possibility of another severe pullback in either asset prices or employment is significantly reduced.

The biggest risk to continued economic recovery, in our view, is fiscal tightening in the U.S., where $270 billion of tax cuts and $75 billion of tax credits are scheduled to expire at the end of 2010. We estimate the expiration of these measures would be equivalent to approximately a 10% annualized decline in disposable income, or about 2% of GDP. If this scenario materializes, the risk of a double-dip recession in the U.S. may well rise. We further believe that a massive amount of quantitative easing from the Fed would be required to offset the impact of such a scenario on economic growth. However, that said, at the end of the Reporting Period, we considered this a low-probability risk and believed that a compromise would likely be reached to extend most of these tax measures for at least the next couple of years.

From an investment perspective, we think the slow but steady economic growth environment, combined with Fed asset purchases, favors overweight positions in high quality non-Treasury sectors and select emerging markets bonds. We anticipate that U.S. interest rates may stabilize as economic growth settles into a slower but steady range. Given our view that the Fed will resume quantitative easing, we favored an overweight position in the intermediate portion of the U.S. yield curve, or spectrum of maturities, at the end of the Reporting Period. In the intermediate, i.e. five- to 10-year, portion of the yield curve, we believe the likelihood of further quantitative easing reduces the downside risk of higher interest rates and increases the possibility of a stronger rally in rates than would be justified by economic fundamentals alone. We believe, however, that rates on 30-year maturities are likely to move higher on investor concerns about the potential long-term inflationary effect of more quantitative easing.

Against this backdrop, we saw value in high quality non-Treasury sectors, including corporate bonds and certain agency mortgage-backed securities. Yields on corporate bonds were low at the end of the Reporting Period, but the difference between yields on corporate bonds and U.S. Treasuries remained near long-term historical averages. As a result, we believe much of the yield on corporate bonds was compensation for credit risk, which, in our view, is low and declining given the prevalence of high corporate cash balances and cautious, credit-friendly business strategies. We also saw value at the end of the Reporting Period in select emerging market sovereign debt, where yields remained attractive relative to the yields of developed country government bonds and where debt fundamentals were improving rather than deteriorating.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Core Fixed Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.96%, 5.54%, 5.43%, 6.01%, 5.85%, 5.98% and 5.72%, respectively. These returns compare to the 6.05% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was its short duration in U.S. securities compared to the Barclays Index, as interest rates declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency residential mortgage-backed securities (RMBS) was particularly beneficial during the Reporting Period. Despite a short-lived sell-off in May, non-agency RMBS performed strongly, driven by supportive supply and demand dynamics. The Fund’s outperformance was further boosted by issue selection of non-agency RMBS within the collateralized sector. Within non-agency RMBS, the Fund’s focus on the senior tranches of mortgage securities backed by various collateral sectors added value.

Individual issue selection of agency mortgage-backed securities (MBS) contributed modestly as well. During the latter part of the Reporting Period, mortgage rates reached historically low levels and concerns surrounding a refinancing wave and heightened prepayment risk mounted within the MBS sector. Against this backdrop, select agency MBS, such as low-loan balanced pools with inherent prepayment protection features, outperformed securities more susceptible to prepayment risk. The Fund was positioned to benefit from such market conditions, as it had an overweighted allocation to those securities with prepayment protection and an underweighted exposure to those securities more susceptible to prepayments.

Within the corporate bond sector, a bias to be overweight lower quality bonds added value, as lower quality credits outperformed higher quality securities during the Reporting Period. There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s shorter U.S. duration relative to the Barclays Index from May through July was the primary detractor from performance, as interest rates declined during the Reporting Period. During the second and third calendar quarters, 10-year U.S. Treasury rates declined approximately 135 basis points to 2.51%, driven by reports pointing to weaker than expected economic data. During the third calendar quarter, the Fed’s decision to reinvest mortgage paydowns into U.S. Treasuries, together with the market speculating about an additional round of quantitative easing, or buying of U.S. Treasuries by the Fed, led yields even lower. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts, financial futures contracts and swap contracts to enhance the portfolio return and for hedging purposes. We also used such instruments to adopt a negative basis position in which the Fund’s portfolio was long corporate cash bonds and short derivative instruments, such as credit default swaps. We used derivatives for the efficient management of the Fund and to apply active investment views with greater versatility and to afford greater risk management precision.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to agency MBS from an underweighted position to an overweighted one. We slightly reduced the Fund’s significant exposure to non-agency MBS. We also reduced the Fund’s exposure to quasi-government securities, including agency securities and FDIC (Federal Deposit Insurance Corporation)-guaranteed corporate bonds. Toward the end of the Reporting Period, we shifted from a net short U.S. duration to a net long bias in U.S. duration.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of September 2010, the Fund had overweighted allocations relative to the Barclays Index in quasi-government securities, including government-guaranteed corporate bonds, as well as in asset-backed securities and RMBS. The Fund also had exposure to covered bonds, which is a sector not represented in the Barclays Index. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities, agency non-government-guaranteed securities and investment grade corporate bonds. The Fund had rather neutral positions compared to the Barclays Index in commercial mortgage-backed securities (CMBS) and emerging market debt. The Fund also had a position in cash at the end of the Reporting Period. The Fund maintained a modestly longer duration relative to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of September 30, 2010

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30 Day
April 1, 2010–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
September 30, 2010	(based on NAV1)	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	5.96%	6.05%	1.56%	1.56%
Class B	5.54	6.05	0.88	0.88
Class C	5.43	6.05	0.88	0.88
Institutional	6.01	6.05	1.95	1.95
Service	5.85	6.05	1.46	1.46
Class IR	5.98	6.05	1.86	1.86
Class R	5.72	6.05	1.39	1.39

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	6.12%	3.62%	5.09%	5.34%	5/1/97
Class B	4.28	3.22	4.86	5.17	5/1/97
Class C	8.35	3.64	4.70	4.68	8/15/97
Institutional	10.57	4.76	5.88	6.02	1/5/94
Service	10.01	4.26	5.36	5.53	3/13/96
Class IR	10.37	N/A	N/A	4.37	11/30/07
Class R	9.85	N/A	N/A	3.89	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.82%	0.82%
Class B	1.57	1.57
Class C	1.57	1.57
Institutional	0.48	0.48
Service	0.98	0.98
Class IR	0.57	0.57
Class R	1.07	1.07

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.86%, 5.47%, 5.47%, 5.94%, 5.69%, 5.89% and 5.72%, respectively. These returns compare to the 6.05% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractors from Fund performance were our duration and currency strategies. The Fund had a short duration in U.S. securities compared to the Index, which hurt as interest rates declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Within the currency strategy, the Fund’s positioning in the Australian dollar, Mexican peso and Canadian dollar detracted most.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency residential mortgage-backed securities (RMBS) was particularly beneficial during the Reporting Period. Despite a short-lived sell-off in May, non-agency RMBS performed strongly, driven by supportive supply and demand dynamics. The Fund’s outperformance was further boosted by issue selection of non-agency RMBS within the collateralized sector. Within non-agency RMBS, the Fund’s focus on the senior tranches of mortgage securities backed by various collateral sectors added value.

Individual issue selection of agency mortgage-backed securities (MBS) contributed as well. During the latter part of the Reporting Period, mortgage rates reached historically low levels and concerns surrounding a refinancing wave and heightened prepayment risk mounted within the MBS sector. Against this backdrop, select agency MBS, such as low-loan balanced pools with inherent prepayment protection features, outperformed securities more susceptible to prepayment risk. The Fund was positioned to benefit from such market conditions, as it had an overweighted allocation to those securities with prepayment protection and an underweighted exposure to those securities more susceptible to prepayments.

Within the corporate bond sector, a bias to be overweight lower quality bonds added value, as lower quality credits outperformed higher quality securities during the Reporting Period. Positioning on the corporate bond yield curve, or spectrum of maturities, also boosted results, as the Fund was overweight the intermediate segment of the yield curve rather than the short-term end of the yield curve for much of the Reporting Period. The intermediate segment of the yield curve outpaced shorter-term maturities during the Reporting Period. There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s shorter U.S. duration relative to the Barclays Index from May through July was the primary detractor from performance, as interest rates declined during the Reporting Period. During the second and third calendar quarters, 10-year U.S. Treasury rates declined approximately 135 basis points to 2.51%, driven by reports pointing to weaker than expected economic data. During the third calendar quarter, the Fed’s decision to reinvest mortgage paydowns into U.S. Treasuries, together with the market speculating about an additional round of quantitative easing, or buying of U.S. Treasuries by the Fed, led yields even lower. The Fund’s shorter Japanese duration relative to the Barclays Index further detracted from performance, as interest rates there similarly fell during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts, financial futures contracts and swap contracts to enhance the portfolio return and for hedging purposes. We also used such instruments to adopt a negative basis position in which the Fund’s portfolio was long corporate cash bonds and short derivative instruments, such as credit default swaps. We used derivatives for the efficient management of the Fund and to apply active investment views with greater versatility and to afford greater risk management precision.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to agency MBS from an underweighted position to an overweighted one. We reduced the Fund’s exposure to commercial mortgage-backed securities (CMBS). We also reduced the Fund’s exposure to quasi-government securities, including FDIC (Federal Deposit Insurance Corporation)-guaranteed corporate bonds. Toward the end of the Reporting Period, we shifted from a net short U.S. duration to a net long bias in U.S. duration.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of September 2010, the Fund had overweighted allocations relative to the Barclays Index in quasi-government securities, including government-guaranteed corporate bonds and agency government-guaranteed securities, as well as in asset-backed securities, RMBS and emerging market debt. The Fund also had a modest exposure to high yield corporate bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities, agency non-government-guaranteed securities, CMBS and investment grade corporate bonds. The Fund maintained a modestly longer duration relative to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund
as of September 30, 2010

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2010–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
September 30, 2010	(based on NAV1)	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	5.86%	6.05%	2.28%	2.11%
Class B	5.47	6.05	1.63	1.45
Class C	5.47	6.05	1.63	1.45
Institutional	5.94	6.05	2.71	2.53
Service	5.69	6.05	2.24	2.06
Class IR	5.89	6.05	2.62	2.44
Class R	5.72	6.05	2.12	1.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	5.41%	4.85%	11/30/06
Class B	3.69	5.22	6/20/07
Class C	7.68	5.09	11/30/06
Institutional	9.89	6.25	11/30/06
Service	9.36	6.76	6/20/07
Class IR	9.78	6.26	11/30/07
Class R	9.35	5.74	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.14%
Class B	1.58	1.89
Class C	1.58	1.89
Institutional	0.49	0.80
Service	0.99	1.30
Class IR	0.58	0.89
Class R	1.08	1.39

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Global Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.52%, 3.13%, 3.24%, 3.70%, and 3.52%, respectively. These returns compare to the 4.57% cumulative total return of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Barclays Index”), during the same time period.

The Fund’s Class IR Shares were launched on July 30, 2010. During the period from inception through September 30, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 1.30%. This compares to the 1.43% cumulative total return of the Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our country strategy contributed positively. In particular, trades made within the European countries proved timely and effective. For example, as a classic flight to safety took hold with risk aversion heightening due to the sovereign debt crisis, trades we made within Germany, Greece and Portugal contributed to the Fund’s results. Indeed, these trades more than offset the impact of trades we made within France, Ireland, and in an effort to seek some reduced risk, Japan, which detracted.

Bottom-up individual issue selection within the corporate bond, government agency and collateralized sectors was helpful as well.

These contributing factors were not enough, however, to completely offset the detracting effects of our duration and currency strategies and of our security selection within the emerging markets debt sector. During the Reporting Period, the Fund was especially hurt by its shorter positions relative to the Barclays Index on the Japanese and U.S. yield curves, or spectrums of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Within the Fund’s currency strategy, positioning in the U.S. dollar detracted most.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s overweighted allocation to residential mortgage-backed securities (RMBS) contributed to the Fund’s performance. So, too, did individual issue selection in the corporate bond, government agency and collateralized sectors add value. Within the corporate bond sector, the Fund’s bias toward lower quality issues particularly boosted results, as lower quality securities outperformed higher quality during the Reporting Period. The Fund also benefited within the corporate bond sector, from a regional perspective, from an emphasis on the U.S. over Europe, again due to greater potential impact on the European corporate sector from sovereign debt concerns there.

Conversely, the Fund’s overweighted allocation to corporate bonds, its underweighted exposure to commercial mortgage-backed securities (CMBS), and individual issue selection among emerging markets debt securities detracted from its results relative to the Barclays Index. An overweighted position in Mexico 5-year bonds especially disappointed.

Within currency, the Fund’s positioning in the U.S. dollar detracted from its performance during the Reporting Period. The Fund’s short position in the seven-year segment of the Japanese yield curve also detracted from Fund returns, as Japanese government bonds rallied with the flight to safety driven by the risk aversion arising from the European sovereign debt crisis. The short position we took

PORTFOLIO RESULTS

for the Fund in U.S. 10-year futures between May and July also detracted from results, as the safe haven demand for U.S. Treasuries drove yields to multi-year lows.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period. As mentioned, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. During the Reporting Period, we moved from a longer duration relative to the Barclays Index to a shorter position relative to the Barclays Index within the Fund when yields had fallen sharply. By the end of the Reporting Period, we had shifted back to a modestly longer duration position relative to the benchmark index, as we expected bond yields to remain supported with the anticipated quantitative easing by the Fed.

Q	How did the Fund use derivatives during the Reporting Period?

A	We used derivatives for the efficient management of the Fund. These derivatives allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision. Duration, yield curve and country strategies for permitted countries were implemented across the portfolio using exchange traded futures contracts. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign currency exchange contracts. Currency transactions were generally dealt against the base currency of the portfolio for passive currency management, for example, rollover of positions are often done this way to result in a realized profit or loss flow in base currency. Active currency (long/short) views are traded on a forward basis which may or may not include the base currency (U.S. dollars) of the Fund. Interest rate and credit default swaps are also cost-efficient instruments, which grant us greater precision and versatility in the management of active strategies.

Q	Did the Fund make any significant purchases or sales during the fiscal year?

A	As mentioned earlier, we made several trades within the European countries, which proved effective, as the Fund remained underweight peripheral European bonds and overweight German bonds, given the sovereign debt concerns surrounding the periphery.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no material changes in the Fund’s sector or country weightings during the Reporting Period. As indicated, we did make adjustments in the Fund’s duration, however. At the beginning of the Reporting Period, the Fund had a modestly longer duration relative to the Barclays Index, as we believed that confidence in risk assets was being tested by the strain in European bond markets and that the probability of financial reform had increased in the U.S. Then, approximately mid-way through the Reporting Period, we shifted to a shorter position relative to the Barclays Index in the Fund’s duration, as we believed at the time that the rally in global bond market had largely run its course. Realizing we were premature in our view, toward the end of August, we shifted the Fund’s duration to a modestly longer position relative to the Barclays Index. Our revised view was that global bond markets should continue to perform well in light of the anticipated monetary easing by the Fed. However, we maintained only a modestly long duration position, as we were mindful that any positive surprises in the economic data could cause a sharp upward correction in rates from the very low levels seen at the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of September 2010, the Fund had overweighted allocations relative to the Barclays Index in corporate bonds, collateralized securities and government securities. The Fund had underweighted exposure relative to the benchmark index in quasi-government securities and emerging market debt.

FUND BASICS

Global Income Fund
as of September 30, 2010

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2010–	Fund Total Return	Global Aggregate Bond	Standardized	Standardized
September 30, 2010	(based on NAV1)	Index (USD hedged)[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	3.52%	4.57%	1.23%	1.10%
Class B	3.13	4.57	0.53	0.40
Class C	3.24	4.57	0.54	0.40
Institutional	3.70	4.57	1.61	1.48
Service	3.52	4.57	1.12	0.98

July 30, 2010– September 30, 2010

Class IR	1.30%	1.43%	1.53%	0.15%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.28%	3.96%	4.59%	5.85%	8/2/91
Class B	1.47	3.56	4.45	5.30	5/1/96
Class C	5.59	3.98	4.31	4.52	8/15/97
Institutional	7.72	5.13	5.49	6.44	8/1/95
Service	7.19	4.61	4.96	5.25	3/12/97
Class IR	N/A	N/A	N/A	1.30	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was changed 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.11%
Class B	1.78	1.86
Class C	1.78	1.86
Institutional	0.69	0.77
Service	1.19	1.27
Class IR	0.78	0.86

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION BY CURRENCY OF ISSUE6

	Percentage of Net Assets
	as of 9/30/10	as of 3/31/10

U.S. Dollar[7]	42.7	42.4
Euro	30.8	32.6
Japanese Yen	17.3	13.6
British Pound	5.7	5.0
Canadian Dollar	2.2	1.1
Swedish Krona	0.5	0.5
Danish Krone	0.3	0.4
Australian Dollar	0.3	0.1
Polish Zloty	0.3	0.3

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign exchange currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 9/30/10 and 3/31/10 would have been 48.8% and 46.5%, respectively.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the period since its inception on June 30, 2010 through September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Strategic Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 1.13%, 1.07%, 1.21%, 1.18% and 1.08%, respectively. These returns compare to the 2.48% cumulative total return of the Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, and the 0.10% cumulative total return of the Fund’s secondary benchmark, the 3-Month LIBOR Index (USD) (the “LIBOR Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the emerging markets debt and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was its currency strategy, specifically currency exposure in Europe, as a classic flight to quality ensued, sparked by increased uncertainty regarding the sovereign debt crisis in peripheral Europe and the potential impact of financial regulatory reform in the U.S. To a lesser extent, security selection within the collateralized sector also detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency residential mortgage-backed securities (RMBS) was particularly beneficial during the Reporting Period. Non-agency RMBS performed strongly, driven by supportive supply and demand dynamics. An exposure to the corporate bond sector also contributed positively to Fund results, as spreads tightened during the Reporting Period, meaning the differential in yields between corporate bonds and U.S. Treasuries narrowed.

Individual issue selection within the high yield corporate bond sector added value. The Fund’s bias to be overweight lower quality bonds especially helped, as lower quality credits outperformed higher quality securities during the Reporting Period.

There were no real detractors from a sector allocation or security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Neither duration nor yield curve positioning materially impacted Fund performance during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, we engaged in forward foreign currency exchange contracts as we sought to enhance portfolio return and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	With the Fund launching on June 30, 2010, it was not a matter of making changes during the Reporting Period but rather of building the Fund’s portfolio in a prudent manner to reach its fully invested status.

PORTFOLIO RESULTS

From our perspective, the Reporting Period was a time when the combination of extraordinary policy measures and an uncertain economic growth outlook in the wake of the global financial crisis boosted risk and lowered returns in markets traditionally considered safe havens. At the same time, advances in developing economies and broad deleveraging in the private sector, wherein the amount of debt owed is reduced as payments are made, supported credit quality in markets traditionally regarded as higher risk.

Against this backdrop, we maintained a somewhat defensive stance in building the Fund’s portfolio with three key factors critical to our decision making. First was the macroeconomic outlook, both domestic and global, including growth, leading indicators, inflation and employment. A second, complementary factor was the technical environment, including supply/demand factors, market volatility and asset flows, which often help drive short-term performance. Third was valuation, i.e. whether the assets are priced attractively from both a macroeconomic and technical perspective.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	The Fund held virtually all of its assets in sectors not represented in the benchmark index at the end of September 2010.

At the end of September 2010, the Fund had its greatest allocations to the U.S. government bond and RMBS sectors with somewhat lesser weightings in asset-backed securities, quasi-government securities, high yield corporate bonds and emerging market debt. The Fund had modest exposures to investment grade corporate bonds and to covered bonds as well. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund also had a sizable position in cash at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund
as of September 30, 2010

PERFORMANCE REVIEW

			3-Month
	Fund Total	Barclays Capital	LIBOR	30-Day	30-Day
June 30, 2010–	Return (based	U.S. Aggregate	Index	Standardized	Standardized
September 30, 2010	on NAV1)	Bond Index[2]	(USD)[3]	Subsidized Yield[4]	Unsubsidized Yield[4]

Class A	1.13%	2.48%	0.10%	3.47%	2.79%
Class C	1.07	2.48	0.10	2.60	1.57
Institutional	1.21	2.48	0.10	4.04	3.40
Class IR	1.18	2.48	0.10	3.95	2.67
Class R	1.08	2.48	0.10	3.45	2.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The LIBOR, the London Interbank Offered Rate, is based on the rates that contributor banks in London offer each other for inter-bank deposits. LIBOR is compiled by the British Bankers Association (BBA) and is published daily. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS5

For the period ended 9/30/10	Since Inception	Inception Date

Class A	-2.66%	6/30/10
Class C	0.07	6/30/10
Institutional	1.21	6/30/10
Class IR	1.18	6/30/10
Class R	1.08	6/30/10

[5]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.19%
Class C	1.78	1.94
Institutional	0.69	0.85
Class IR	0.78	0.94
Class R	1.28	1.44

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION7

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[10]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 21.0%

Banks – 7.8%
ANZ Capital Trust II(a)(b)
	$3,500,000	5.360%		12/29/49	$3,506,562
Astoria Financial Corp.(a)
	4,050,000	5.750		10/15/12	4,185,542
Bank of America Corp.
	3,250,000	5.750		12/01/17	3,461,911
Bank of Nova Scotia(b)
	22,500,000	1.450		07/26/13	22,743,315
BBVA Bancomer SA(b)
	3,775,000	7.250		04/22/20	4,077,683
Canadian Imperial Bank of Commerce(b)
	8,000,000	2.000		02/04/13	8,203,584
	2,700,000	2.600		07/02/15	2,809,337
Capital One Bank USA NA
	1,825,000	8.800		07/15/19	2,328,447
Cie de Financement Foncier(b)
	8,100,000	1.625		07/23/12	8,133,088
	3,900,000	2.125		04/22/13	3,970,695
Citigroup, Inc.
	7,125,000	5.000		09/15/14	7,388,636
	5,150,000	5.375		08/09/20	5,311,506
Credit Agricole SA(a)(b)(c)
	1,500,000	8.375		10/13/49	1,605,000
Credit Suisse of New York
	1,575,000	4.375		08/05/20	1,608,792
Discover Bank
	2,075,000	8.700		11/18/19	2,464,372
Fifth Third Bank(c)
	4,025,000	0.479		05/17/13	3,852,871
HSBC Bank USA NA
	3,225,000	4.875		08/24/20	3,363,675
Intesa Sanpaolo SPA(b)
	5,075,000	3.625		08/12/15	5,135,281
JPMorgan Chase & Co.
	4,250,000	7.250		02/01/18	5,159,884
JPMorgan Chase Capital XXV
	1,600,000	6.800		10/01/37	1,612,219
Lloyds TSB Bank PLC(b)
	2,775,000	6.500		09/14/20	2,801,737
MUFG Capital Finance 1 Ltd.(a)(c)
	4,650,000	6.346		07/25/49	4,603,500
Regions Financial Corp.
	3,475,000	5.750		06/15/15	3,541,780
Resona Bank Ltd.(a)(b)(c)
EUR	2,675,000	4.125		09/27/49	3,485,423
Royal Bank of Scotland PLC
	$1,950,000	4.875	(b)	08/25/14	2,068,697
	2,800,000	5.625		08/24/20	2,935,699
Santander Issuances SA Unipersonal(a)(b)(c)
	1,600,000	5.805		06/20/16	1,556,845
Sovereign Bank(a)(c)
	250,000	2.176		08/01/13	242,100
Stadshypotek AB(b)
	14,400,000	1.450		09/30/13	14,447,045
The Toronto-Dominion Bank(b)
	7,000,000	2.200		07/29/15	7,093,877
US Bank NA(a)(c)
EUR	1,700,000	4.375		02/28/17	2,298,290

					145,997,393

Brokerage – 1.0%
Merrill Lynch & Co., Inc.
	$2,950,000	6.400		08/28/17	3,221,355
	2,300,000	6.875		04/25/18	2,573,758
Morgan Stanley & Co.(a)
	3,000,000	5.300		03/01/13	3,222,024
	4,825,000	6.625		04/01/18	5,342,849
	750,000	7.300		05/13/19	857,210
	1,925,000	5.625		09/23/19	2,001,569
	1,925,000	5.500		07/24/20	1,983,170

					19,201,935

Chemicals(a) – 0.2%
The Dow Chemical Co.
	3,500,000	7.600		05/15/14	4,090,400

Consumer Products(a) – 0.1%
Whirlpool Corp.
	1,025,000	8.000		05/01/12	1,119,291
	1,375,000	8.600		05/01/14	1,639,725

					2,759,016

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	1,700,000	5.500		09/30/14	1,861,500

Electric(a) – 0.7%
Arizona Public Service Co.
	2,590,000	5.800		06/30/14	2,863,051
Edison International
	3,475,000	3.750		09/15/17	3,563,036
Nevada Power Co.
	2,725,000	7.125		03/15/19	3,359,876
Progress Energy, Inc.
	3,075,000	7.050		03/15/19	3,750,103

					13,536,066

Energy – 1.5%
Anadarko Petroleum Corp.(a)
	3,325,000	6.375		09/15/17	3,664,000
BP Capital Markets PLC
	1,800,000	5.250		11/07/13	1,957,368
	2,375,000	3.875		03/10/15	2,462,865
	3,000,000	4.500	(a)	10/01/20	3,070,946
Dolphin Energy Ltd.(a)(b)
	1,678,775	5.888		06/15/19	1,804,683
Nexen, Inc.(a)
	465,000	7.500		07/30/39	566,844
Petroleos Mexicanos(a)(b)
	3,470,000	6.625		06/15/35	3,799,650
Suncor Energy, Inc.(a)
	1,950,000	6.100		06/01/18	2,278,541

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Talisman Energy, Inc.(a)
$2,900,000	7.750%		06/01/19	$3,673,122
Transocean, Inc.(a)
4,625,000	6.500		11/15/20	5,037,018

				28,315,037

Food & Beverage – 0.8%
Anheuser-Busch InBev Worldwide, Inc.(a)
4,400,000	4.125		01/15/15	4,720,607
2,850,000	7.750	(b)	01/15/19	3,697,054
Kraft Foods, Inc.
2,225,000	6.125		08/23/18	2,626,432
1,975,000	6.500		02/09/40	2,309,808
Wm. Wrigley Jr. Co.(a)(b)
1,400,000	3.700		06/30/14	1,449,733

				14,803,634

Health Care – Medical Products(a) – 0.6%
Agilent Technologies, Inc.
4,105,000	5.500		09/14/15	4,611,802
Boston Scientific Corp.
1,800,000	4.500		01/15/15	1,843,040
Covidien International Finance SA
2,100,000	4.200		06/15/20	2,234,637
Hospira, Inc.
2,125,000	5.600		09/15/40	2,200,550

				10,890,029

Life Insurance – 0.6%
MetLife Capital Trust X(a)(b)(c)
2,000,000	9.250		04/08/38	2,360,000
Reinsurance Group of America, Inc.
550,000	6.750		12/15/11	575,566
Symetra Financial Corp.(a)(b)(c)
3,100,000	8.300		10/15/37	2,674,759
The Northwestern Mutual Life Insurance Co.(a)(b)
4,175,000	6.063		03/30/40	4,849,910

				10,460,235

Media – Cable – 0.2%
Comcast Cable Communications Holdings, Inc.
1,220,000	8.375		03/15/13	1,418,541
2,050,000	9.455		11/15/22	2,856,966

				4,275,507

Media – Non Cable(a) – 0.4%
NBC Universal, Inc.(b)
4,625,000	4.375		04/01/21	4,697,906
WPP Finance UK
1,834,000	8.000		09/15/14	2,178,928

				6,876,834

Metals & Mining(a) – 0.5%
Anglo American Capital PLC(b)
1,375,000	9.375		04/08/19	1,854,149
Freeport-McMoRan Copper & Gold, Inc.
3,544,000	8.375		04/01/17	3,942,700
Teck Resources Ltd.
2,450,000	10.750		05/15/19	3,062,500

				8,859,349

Noncaptive – Financial – 0.4%
General Electric Capital Corp.
1,300,000	6.000		06/15/12	1,400,913
HSBC Finance Corp.
5,875,000	5.700		06/01/11	6,057,213

				7,458,126

Pharmaceuticals(a) – 0.2%
Watson Pharmaceuticals, Inc.
2,700,000	5.000		08/15/14	2,951,419

Pipelines(a) – 2.2%
Boardwalk Pipelines LP
4,400,000	5.875		11/15/16	4,968,910
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950		01/15/14	4,547,733
DCP Midstream LLC(b)
2,205,000	9.750		03/15/19	2,934,127
El Paso Pipeline Partners Operating Co. LLC
1,650,000	6.500		04/01/20	1,765,500
Energy Transfer Partners LP
1,750,000	5.950		02/01/15	1,942,247
1,825,000	9.700	(d)	03/15/19	2,414,782
Enterprise Products Operating LLC
6,225,000	5.900		04/15/13	6,846,762
Tennessee Gas Pipeline Co.
1,450,000	8.375		06/15/32	1,746,672
The Williams Cos., Inc.
2,600,000	8.750		03/15/32	3,275,743
TransCanada PipeLines Ltd.(c)
3,200,000	6.350		05/15/67	2,976,000
Valmont Industries, Inc.
3,100,000	6.625		04/20/20	3,178,676
Williams Partners LP/Williams Partners Finance Corp.
2,975,000	7.250		02/01/17	3,545,524

				40,142,676

Property/Casualty Insurance(a) – 1.4%
Alleghany Corp.
3,475,000	5.625		09/15/20	3,545,877
Arch Capital Group Ltd.
1,575,000	7.350		05/01/34	1,668,599
Axis Specialty Finance LLC
2,350,000	5.875		06/01/20	2,394,395
CNA Financial Corp.
500,000	5.850		12/15/14	537,227
Endurance Specialty Holdings Ltd.
1,325,000	6.150		10/15/15	1,430,001

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance(a) – (continued)

QBE Insurance Group Ltd.(b)(c)
$3,150,000	5.647%	07/01/23	$2,945,924
The Chubb Corp.(c)
4,225,000	6.375	03/29/67	4,140,500
Transatlantic Holdings, Inc.
2,025,000	8.000	11/30/39	2,073,792
ZFS Finance USA Trust I(b)(c)
3,050,000	5.875	05/09/32	2,861,632
4,000,000	6.150	12/15/65	3,940,000

			25,537,947

Real Estate Investment Trusts(a) – 1.4%
Developers Diversified Realty Corp.
2,300,000	7.500	04/01/17	2,415,000
Duke Realty LP
3,025,000	5.950	02/15/17	3,238,008
HCP, Inc.
2,950,000	6.000	01/30/17	3,148,933
Healthcare Realty Trust, Inc.
2,400,000	6.500	01/17/17	2,585,549
Kilroy Realty LP(b)
2,350,000	6.625	06/01/20	2,384,489
Liberty Property LP
1,100,000	7.250	03/15/11	1,125,193
ProLogis(d)
950,000	2.250	04/01/37	919,326
1,200,000	1.875	11/15/37	1,135,078
Simon Property Group LP
3,350,000	10.350	04/01/19	4,658,691
1,275,000	4.375	03/01/21	1,292,496
WCI Finance LLC(b)
2,986,000	5.400	10/01/12	3,185,157

			26,087,920

Schools(a) – 0.2%
Rensselaer Polytechnic Institute
4,200,000	5.600	09/01/20	4,647,174

Tobacco – 0.2%
Altria Group, Inc.
2,475,000	9.700	11/10/18	3,327,471

Wirelines Telecommunications(a) – 0.5%
Qwest Corp.
1,550,000	8.375	05/01/16	1,821,250
Telecom Italia Capital SA
1,225,000	4.950	09/30/14	1,301,093
3,625,000	7.200	07/18/36	3,874,356
Verizon Wireless Capital LLC
1,175,000	8.500	11/15/18	1,595,334

			8,592,033

TOTAL CORPORATE OBLIGATIONS
(Cost $369,661,625)			$390,671,701

Mortgage-Backed Obligations – 39.0%

Adjustable Rate Non-Agency(c) – 1.1%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$54,026	3.075%	08/25/33	$47,374
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-02, Class 3A2
567,815	5.750	07/25/36	410,084
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
1,599,263	0.526	10/25/35	969,657
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
32,358	3.321	08/25/33	29,187
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
50,062	2.632	03/25/33	42,761
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
4,670,138	0.547	10/19/45	3,041,194
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,286,514	0.497	01/19/36	770,107
Lehman XS Trust Series 2005-5N, Class 3A1A
5,918,371	0.556	11/25/35	3,941,463
Lehman XS Trust Series 2005-9N, Class 1A1
6,735,779	0.526	02/25/36	4,090,175
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,645,793	1.236	12/25/46	907,533
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
7,770,327	6.374	11/25/37	3,827,252
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,726,445	1.057	07/20/33	1,516,941
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
120,051	2.741	02/25/33	108,432

			19,702,160

Collateralized Mortgage Obligations – 0.5%
Interest Only(c)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(f)
$275,054	0.000%	11/25/32	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(f)
976,512	0.000	07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(f)
1,331,046	0.000	08/25/33	2
FNMA REMIC Series 2004-47, Class EI(f)
3,192,744	0.000	06/25/34	27,971
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0
4,965,325	0.771	06/25/33	45,405

			73,379

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
$115,351	25.651%	10/16/31	$178,099
GNMA Series 2001-51, Class SA
218,415	31.385	10/16/31	357,110
GNMA Series 2001-51, Class SB
225,721	25.651	10/16/31	362,386
GNMA Series 2001-59, Class SA
41,267	25.489	11/16/24	63,319
GNMA Series 2002-11, Class SA
116,581	36.366	02/16/32	208,998
GNMA Series 2002-13, Class SB
272,368	36.366	02/16/32	489,216

			1,659,128

Inverse Floating Rate – Interest Only(c)(e) – 0.0%
FNMA REMIC Series 2003-46, Class BS
3,019,961	7.444	04/25/17	81,650

Planned Amortization Class – 0.1%
FHLMC REMIC Series 2639, Class UL
160,411	4.750	03/15/22	168,210
FHLMC REMIC Series 2681, Class PC
115,361	5.000	01/15/19	115,258
FHLMC REMIC Series 2775, Class MC
513,770	5.000	08/15/27	520,023
FHLMC REMIC Series 2949, Class WV
1,569,207	5.000	12/15/20	1,578,964
FNMA REMIC Series 2003-134, Class ME
198,031	4.500	06/25/33	207,471
FNMA REMIC Series 2004-64, Class BA
131,797	5.000	03/25/34	137,707

			2,727,633

Regular Floater(c) – 0.1%
FHLMC REMIC Series 3013, Class XH(f)
3,444	0.000	08/15/35	3,449
FHLMC REMIC Series 3038, Class XA(f)
179,499	0.000	09/15/35	178,067
FHLMC REMIC Series 3273, Class TC(f)
250,084	0.000	02/15/37	247,429
FHLMC REMIC Series 3325, Class SX(f)
347,639	0.000	06/15/37	344,384
FNMA REMIC Series 2004-62, Class DI(e)(f)
1,408,052	0.000	07/25/33	8,607
FNMA REMIC Series 2004-71, Class DI(e)(f)
3,502,008	0.000	04/25/34	13,204
FNMA REMIC Series 2006-48, Class VF
131,473	0.606	02/25/20	131,548
FNMA REMIC Series 2007-27, Class XA(f)
12,572	0.000	05/25/35	12,485
FNMA REMIC Series 2007-56, Class GY(f)
37,219	0.000	06/25/37	36,606

			975,779

Sequential Fixed Rate – 0.0%
FHLMC REMIC Series 2664, Class MA
178,265	5.000	04/15/30	181,815
FHLMC REMIC Series 2796, Class AB
55,384	5.500	10/15/31	56,414

			238,229

Sequential Floating Rate(b)(c) – 0.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
3,338,769	0.806	02/25/48	3,347,570

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$9,103,368

Commercial Mortgage-Backed Securities – 3.7%
Agency – 0.1%
FNMA
$2,557,012	6.460%	12/01/28	$2,838,657
FNMA Series 2001-M2, Class C(c)
150,612	6.300	09/25/15	151,484

			2,990,141

Sequential Fixed Rate – 3.0%
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class A4
7,505,000	5.634	07/10/46	8,125,362
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
10,500,000	5.223	08/15/48	10,619,816
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	15,592,313
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	9,785,211
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	6,527,121
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4
4,757,000	5.372	09/15/39	5,163,701

			55,813,524

Sequential Floating Rate(c) – 0.6%
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	11,217,911

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$70,021,576

Federal Agencies – 33.7%
Adjustable Rate FNMA(c) – 1.1%
$22,419	2.592%	06/01/33	$23,538
2,903,443	2.652	07/01/34	3,050,191
8,347,063	2.766	09/01/34	8,727,280
6,221,702	2.710	05/01/35	6,539,295
2,214,917	2.192	06/01/35	2,291,425

			20,631,729

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – 4.5%
$557,074	6.500%	12/01/13	$602,915
5,947	5.500	06/01/14	6,402
1,242	7.000	10/01/14	1,331
209,824	6.000	12/01/14	222,848
10,118	7.000	05/01/15	10,857
35,634	8.000	07/01/15	38,626
10,003	7.000	02/01/16	10,914
17,238	7.000	03/01/16	18,569
315,566	7.500	05/01/16	343,168
1,700	5.000	11/01/16	1,812
1,785	5.000	12/01/16	1,902
6,308	5.000	01/01/17	6,733
32,262	5.000	02/01/17	34,432
17,322	5.000	03/01/17	18,487
4,353	5.000	04/01/17	4,645
161,662	5.000	09/01/17	172,535
420,458	5.000	10/01/17	448,740
1,065	7.000	10/01/17	1,183
244,561	5.000	11/01/17	261,013
91,316	5.000	12/01/17	97,457
140,309	5.000	01/01/18	149,701
389,813	5.000	02/01/18	416,103
278,273	5.000	03/01/18	297,143
165,010	5.000	04/01/18	176,257
106,542	5.000	05/01/18	113,828
76,664	5.000	06/01/18	81,906
155,593	5.000	07/01/18	166,199
54,609	5.000	08/01/18	58,326
227,210	4.500	09/01/18	241,189
23,164	5.000	10/01/18	24,739
41,093	5.000	11/01/18	43,888
351,596	5.000	06/01/19	375,453
1,978,385	4.500	10/01/23	2,107,349
229,685	5.500	10/01/25	245,576
288,683	5.500	11/01/25	308,655
37,685	7.000	06/01/26	42,332
56,802	7.500	03/01/27	64,405
55,669	7.500	12/01/30	62,081
35,017	7.500	01/01/31	39,050
249,422	6.500	10/01/33	276,117
903,994	5.000	12/01/35	962,012
2,487	5.500	02/01/36	2,666
29,729	6.000	04/01/37	32,513
8,647	6.000	07/01/37	9,469
396,448	6.000	09/01/37	434,187
1,400,694	5.500	02/01/38	1,484,718
73,643	5.000	04/01/38	78,416
324,351	6.000	07/01/38	355,184
144,947	6.500	09/01/38	157,717
22,079	6.000	10/01/38	24,195
7,335,976	6.000	11/01/38	8,036,619
4,197,645	5.500	12/01/38	4,448,150
401,348	6.000	12/01/38	439,930
197,569	6.000	01/01/39	216,500
915,667	5.500	02/01/39	970,312
808,488	5.000	03/01/39	864,808
1,088,450	5.000	04/01/39	1,161,708
567,474	5.000	05/01/39	608,506
2,503,741	5.000	06/01/39	2,658,582
341,063	5.000	07/01/39	365,723
478,228	5.000	08/01/39	512,807
9,394,117	4.500	09/01/39	9,898,841
4,012,351	5.000	09/01/39	4,295,969
1,338,715	4.500	10/01/39	1,409,412
5,650,106	5.000	10/01/39	6,041,228
3,008,798	5.000	11/01/39	3,211,304
303,670	5.000	01/01/40	324,109
230,104	4.500	02/01/40	242,615
7,266,623	5.000	03/01/40	7,792,035
2,286,396	4.500	04/01/40	2,410,718
7,035,923	5.000	04/01/40	7,544,652
3,918,809	4.500	05/01/40	4,131,893
1,913,460	4.500	06/01/40	2,017,504
99,698	4.500	07/01/40	105,119
1,697,811	4.500	09/01/40	1,790,130
1,000,000	3.000	TBA-15yr (g)	1,007,187

			83,642,304

FNMA – 23.2%
1,162,262	7.040	08/01/15	1,336,717
190,913	8.500	10/01/15	199,095
6,430	7.000	01/01/16	6,943
313,910	6.000	12/01/16	339,341
33,011	5.000	12/01/17	35,213
1,655,885	4.500	05/01/18	1,758,796
3,816,574	4.500	06/01/18	4,054,225
204,273	5.000	06/01/18	218,261
3,080,724	4.000	07/01/18	3,263,528
2,051,665	4.500	07/01/18	2,179,172
1,503,064	4.000	08/01/18	1,592,253
1,755,609	4.500	08/01/18	1,864,718
39,536	6.000	08/01/18	42,863
11,238,126	4.000	09/01/18	11,904,973
3,103	6.500	10/01/18	3,383
97,769	5.000	05/01/19	104,568
4,723,098	6.000	09/01/19	5,112,263
5,838,880	6.000	12/01/20	6,319,981
213,146	6.000	03/01/21	231,068
175,540	6.000	06/01/21	190,299
286,188	6.000	08/01/21	310,251
401,515	6.000	10/01/22	435,048
1,024,152	5.500	09/01/23	1,106,443
213,820	5.500	10/01/23	231,594
412,228	7.000	08/01/27	459,699
13,033	6.500	09/01/27	14,220
1,043,457	7.000	03/01/28	1,162,117
12,543	6.500	05/01/28	13,695
3,043	5.500	01/01/29	3,262
440	5.500	04/01/29	473
5,151	7.500	12/01/30	5,685
6,923	8.000	01/01/31	6,993
21,026	8.000	02/01/31	23,260

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$252,391	7.000%	03/01/31		$282,741
23,345	5.500	02/01/33		25,060
493,431	5.500	03/01/33		529,651
53,334	5.500	05/01/33		57,243
69,579	5.000	07/01/33		73,807
13,593	5.500	07/01/33		14,589
416,745	5.000	08/01/33		442,034
130,184	5.500	08/01/33		139,724
54,816	5.000	09/01/33		58,146
255,341	5.500	09/01/33		274,013
8,706	6.500	09/01/33		9,665
4,616	5.500	10/01/33		4,954
41,323	5.000	11/01/33		43,838
64,345	5.500	11/01/33		69,050
25,723	5.000	12/01/33		27,288
15,588	5.500	12/01/33		16,727
24,939	5.000	01/01/34		26,457
26,367	5.500	01/01/34		28,293
53,702	5.500	02/01/34		57,621
16,510	5.000	03/01/34		17,515
6,510	5.500	03/01/34		6,985
8,793	5.500	04/01/34		9,435
1,095,619	5.500	05/01/34		1,175,899
37,702	5.500	07/01/34		40,459
14,179	5.500	08/01/34		15,214
891	5.500	10/01/34		955
543,446	5.500	12/01/34		582,081
2,106	6.000	12/01/34		2,292
680,155	5.000	04/01/35		719,503
45,224	5.500	04/01/35		48,439
39,500	5.500	07/01/35		42,271
1,485	5.500	08/01/35		1,589
71,745	5.500	09/01/35		77,092
56,058	5.500	11/01/35		60,848
6,883	5.500	12/01/35		7,372
10,109	5.500	01/01/36		10,973
62,441	5.500	02/01/36		67,722
3,277,473	5.500	03/01/36		3,539,618
156,264	6.000	03/01/36		170,059
34,128	5.500	04/01/36		37,024
31,833	6.000	04/01/36		34,644
922,654	6.000	11/01/36		996,536
780,041	6.000	01/01/37		842,668
8,440	5.500	02/01/37		9,038
15,870	5.500	04/01/37		16,996
15,862	5.500	05/01/37		16,987
7,085	5.500	06/01/37		7,585
337,847	6.000	06/01/37		363,133
53,225	6.000	07/01/37		57,275
884	5.500	08/01/37		946
1,154,170	6.000	08/01/37		1,239,194
807,822	6.000	09/01/37		867,331
2,355,624	6.000	10/01/37		2,534,467
4,714,638	6.000	11/01/37		5,067,115
2,921,826	5.500	12/01/37		3,108,580
6,759,860	6.000	12/01/37		7,269,755
6,119,790	5.500	01/01/38		6,508,169
2,629,437	6.000	01/01/38		2,828,377
231,007	5.000	02/01/38		242,174
6,334	5.500	02/01/38		6,782
71,242	6.000	02/01/38		77,754
3,316,460	5.500	03/01/38		3,522,574
2,479,543	6.000	03/01/38		2,665,490
3,753,964	5.500	05/01/38		3,993,941
21,957	6.000	05/01/38		24,088
4,813,216	5.500	06/01/38		5,117,385
19,984	6.000	06/01/38		21,923
1,834,421	5.500	07/01/38		1,950,211
4,692,150	6.000	07/01/38		5,037,852
112,271	6.000	08/01/38		121,051
423,970	6.000	10/01/38		455,668
283	5.500	12/01/38		308
319,056	5.000	01/01/39		341,004
1,169,600	5.000	02/01/39		1,250,540
776,576	4.500	03/01/39		819,720
1,157,306	5.000	03/01/39		1,236,916
193,632	4.500	04/01/39		204,017
188,217	5.000	04/01/39		201,249
710,646	4.500	05/01/39		748,760
1,216,322	5.000	05/01/39		1,302,723
357,721	4.500	06/01/39		377,611
337,652	5.000	06/01/39		361,378
546,436	4.500	07/01/39		576,753
8,121,230	5.000	07/01/39		8,684,005
1,055,871	4.500	08/01/39		1,113,848
8,029,375	5.000	08/01/39		8,598,339
1,167,010	5.500	08/01/39		1,241,476
1,691,477	4.500	09/01/39		1,785,896
17,225,998	5.000	09/01/39		18,451,288
7,213,061	4.500	10/01/39		7,602,602
11,504,298	5.000	10/01/39		12,315,775
4,000,000	5.500	10/01/39		4,254,500
479,676	4.500	11/01/39		506,039
10,407,032	5.000	11/01/39		11,124,183
3,624,201	4.500	12/01/39		3,822,611
1,807,276	5.000	12/01/39		1,934,910
591,000	4.500	01/01/40		623,387
1,013,550	5.000	01/01/40		1,084,400
581,966	4.500	02/01/40		614,334
2,530,595	5.000	02/01/40		2,709,882
252,909	4.500	03/01/40		267,026
3,079,636	5.000	03/01/40		3,306,880
711,375	4.500	04/01/40		751,084
764,340	4.500	05/01/40		807,006
52,223	4.500	06/01/40		55,139
198,176	4.500	07/01/40		209,238
3,976,805	4.500	08/01/40		4,198,791
5,978,504	4.500	09/01/40		6,232,734
10,000,000	3.000	TBA-15yr	(g)	10,071,874
50,000,000	3.500	TBA-15yr	(g)	51,353,517
5,000,000	3.500	TBA-30yr	(g)	5,037,109
53,000,000	5.500	TBA-30yr	(g)	56,333,202

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$71,000,000	6.000%	TBA-30yr	(g)	$76,169,652
15,000,000	6.500	TBA-30yr	(g)	16,362,891

				433,394,932

GNMA – 4.9%
29,349	6.000	10/15/38		32,069
114,472	6.000	11/15/38		124,984
171,863	6.000	12/15/38		187,788
424,089	6.000	01/15/39		463,384
2,061,667	4.500	06/15/39		2,189,313
938,162	4.500	07/15/39		996,247
92,245	5.000	07/15/39		98,814
3,525,306	5.000	08/15/39		3,776,346
188,915	4.500	10/15/39		200,611
80,000,000	4.000	TBA-30yr	(g)	82,625,703

				90,695,259

TOTAL FEDERAL AGENCIES				$628,364,224

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $721,073,157)				$727,191,328

Agency Debentures – 1.3%

FHLB
$2,400,000	5.000%	09/28/29		$2,713,831
FHLMC
13,400,000	1.750	09/10/15		13,532,620
FNMA
5,300,000	3.000	07/28/14		5,402,672
Small Business Administration
252,322	6.300	06/01/18		275,987
Tennessee Valley Authority
2,800,000	4.625	09/15/60		2,916,911

TOTAL AGENCY DEBENTURES
(Cost $24,228,782)				$24,842,021

Asset-Backed Securities – 3.2%

Home Equity – 0.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
$3,400,000	1.506%	10/25/37		$2,107,767
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
6,500,000	1.706	10/25/37		3,268,363
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
589,056	0.517	10/15/28		516,358
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
478,175	0.477	12/15/29		245,757
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
11,366,822	0.407	11/15/36		8,240,505
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,506,827	7.000	09/25/37		967,288
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
2,145,353	7.000	09/25/37		1,227,032
Impac CMB Trust Series 2004-08, Class 1A(c)
638,133	0.976	10/25/34		409,317
Impac CMB Trust Series 2004-10, Class 2A(c)
822,422	0.896	03/25/35		498,317

				17,480,704

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,013,999	8.330	04/01/30		1,012,335

Student Loan(c) – 2.2%
Brazos Higher Education Authority Inc. Series 2005 I-A-2
9,036,500	0.369	12/26/18		8,946,225
Brazos Higher Education Authority, Inc Series 2004 I-A-2
14,743,710	0.449	06/27/22		14,498,198
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,498,408	0.399	09/25/23		1,490,205
Education Funding Capital Trust I Series 2004-1, Class A2
2,949,646	0.452	12/15/22		2,895,541
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,400,000	1.242	02/25/42		2,370,298
Nelnet Student Loan Trust Series 2010-3A, Class A(b)
3,150,000	1.212	07/27/48		3,157,317
Northstar Education Finance, Inc. Series 2005-1, Class A1
775,143	0.588	10/28/26		770,449
South Carolina Student Loan Corp. Series 2005, Class A2
5,000,000	0.417	12/01/20		4,838,698
US Education Loan Trust LLC Series 2006-1, Class A2(b)
1,392,067	0.427	03/01/25		1,381,140

				40,348,071

TOTAL ASSET-BACKED SECURITIES
(Cost $68,592,121)				$58,841,110

Foreign Debt Obligations – 2.1%

Sovereign – 1.8%
Federal Republic of Brazil
$1,710,000	8.250%	01/20/34		$2,470,950
1,460,000	7.125	01/20/37		1,912,600
Ontario Province of Canada
2,800,000	4.100	06/16/14		3,074,778
Republic of Chile
9,450,000	3.875	08/05/20		9,808,029
Russian Federation
100,000	5.000	04/29/20		104,000
1,682,600	7.500	03/31/30		2,006,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)

State of Qatar
	$2,000,000	5.150%	04/09/14	$2,188,000
	5,410,000	5.250 (b)	01/20/20	5,937,475
United Kingdom Gilt
GBP	4,100,000	4.250	09/07/39	6,822,620

				34,324,952

Supranational – 0.3%
North American Development Bank
	$5,100,000	4.375	02/11/20	5,573,570

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $37,166,039)				$39,898,522

Municipal Debt Obligations – 0.9%

California – 0.8%
California State GO Bonds Build America Taxable Series 2009
	$2,225,000	7.500%	04/01/34	$2,420,755
	3,925,000	7.550	04/01/39	4,268,477
California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950	03/01/36	1,763,605
	5,600,000	7.625	03/01/40	6,159,328

				14,612,165

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
	2,850,000	7.350	07/01/35	2,990,790

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $16,615,257)				$17,602,955

Government Guarantee Obligations – 14.6%

Achmea Hypotheekbank NV(b)(h)
	$7,100,000	3.200%	11/03/14	$7,547,527
Ally Financial, Inc.(i)
	22,300,000	1.750	10/30/12	22,823,629
ANZ National (International) Ltd.(b)(h)
	12,500,000	3.250	04/02/12	12,989,113
BRFkredit A/S(b)(h)
	15,000,000	2.050	04/15/13	15,353,298
Citibank NA(c)(i)
	3,300,000	0.448	05/07/12	3,304,171
	2,100,000	0.263	06/04/12	2,099,061
Citigroup Funding, Inc.(i)
	36,700,000	1.875	10/22/12	37,653,349
	12,200,000	1.875	11/15/12	12,519,954
Commonwealth Bank of Australia(b)(h)
	5,700,000	2.500	12/10/12	5,924,466
Danske Bank AS(b)(h)
	3,500,000	2.500	05/10/12	3,584,418
FIH Erhvervsbank A/S(a)(b)(h)
	9,200,000	2.000	06/12/13	9,409,153
General Electric Capital Corp.(i)
	10,700,000	2.000	09/28/12	10,998,215
	13,700,000	2.625	12/28/12	14,302,803
Israel Government AID Bond(i)
	4,000,000	5.500	09/18/33	4,871,337
Kreditanstalt fuer Wiederaufbau MTN(h)
	8,700,000	2.500	05/28/13	9,083,009
LeasePlan Corp. NV(b)(h)
	9,000,000	3.000	05/07/12	9,299,772
Macquarie Bank Ltd.(b)(h)
	13,800,000	3.300	07/17/14	14,706,412
National Australia Bank Ltd.(b)(h)
	6,200,000	2.550	01/13/12	6,348,657
Royal Bank of Scotland PLC(b)(h)
	15,700,000	1.500	03/30/12	15,809,894
Societe Financement de l’Economie Francaise(b)(h)
	14,000,000	2.375	03/26/12	14,297,891
Swedbank AB(b)(h)
	1,100,000	3.000	12/22/11	1,131,009
	7,600,000	2.800	02/10/12	7,824,603
Swedish Housing Finance Corp.(b)(h)
	2,500,000	3.125	03/23/12	2,585,911
Westpac Banking Corp.(b)(h)
	15,900,000	3.250	12/16/11	16,368,891
	9,800,000	1.900	12/14/12	10,019,902
Westpac Securities NZ Ltd.(b)(h)
	1,500,000	2.500	05/25/12	1,535,235

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $265,735,593)				$272,391,680

U.S. Treasury Obligations – 13.8%

United States Treasury Bonds
	$1,100,000	5.375%	02/15/31	$1,416,371
	200,000	4.250 (j)	05/15/39	219,978
	4,300,000	4.375 (j)	11/15/39	4,824,729
	30,300,000	4.375	05/15/40	34,029,927
	7,100,000	3.875	08/15/40	7,340,761
United States Treasury Inflation Protected Securities
	10,214,748	2.375	04/15/11	10,347,233
	11,518,845	3.000	07/15/12	12,235,202
	925,256	2.375	01/15/25	1,063,972
	1,208,251	2.000	01/15/26	1,328,604
United States Treasury Notes
	8,800,000	0.750	05/31/12	8,853,592
	20,800,000	0.625	06/30/12	20,884,654
	42,500,000	3.000	09/30/16	45,850,276
	36,000,000	3.125	10/31/16	39,079,798
	7,700,000	3.250	12/31/16	8,404,396
	39,350,000	3.625	08/15/19	43,272,016
	11,600,000	3.375	11/15/19	12,496,447
	1,300,000	3.500	05/15/20	1,411,098

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Principal-Only STRIPS(k)
$4,600,000	0.000%	11/15/21	$3,299,304

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $248,679,081)			$256,358,358

Shares	Rate	Value

Preferred Stock(c) – 0.1%

JPMorgan Chase & Co.
1,200,000	7.900%	$1,285,956
(Cost $1,200,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,752,951,655)		$1,789,083,631

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(l) – 22.6%

Repurchase Agreement – 22.6%
Joint Repurchase Agreement Account II
$421,700,000	0.270%	10/01/10	$421,700,000
Maturity Value: $421,703,163
(Cost $421,700,000)

TOTAL INVESTMENTS – 118.6%
(Cost $2,174,651,655)			$2,210,783,631

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.6)%			(346,842,581)

NET ASSETS – 100.0%			$1,863,941,050

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $312,874,626, which represents approximately 16.8% of net assets as of September 30, 2010.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $298,961,135 which represents approximately 16.0% of net assets as of September 30, 2010.

(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $163,819,161, which represents approximately 8.8% of net assets as of September 30, 2010.

(i)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $108,572,519, which represents approximately 5.8% of net assets as of September 30, 2010.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(l)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 74-75.

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

Investment Abbreviations:
BP	—	British Pound Offered Rate
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Barclays Bank PLC	NOK	Purchase	12/15/10	$782,541	$19,439
Citibank NA	CAD	Purchase	12/15/10	1,414,569	9,569
Credit Suisse International (London)	EUR	Purchase	12/15/10	7,312,217	213,192
Deutsche Bank AG (London)	AUD	Purchase	12/15/10	4,772,793	29,398
	CAD	Purchase	12/15/10	3,254,092	46,092
HSBC Bank PLC	EUR	Purchase	12/15/10	1,654,003	99,318
JPMorgan Securities, Inc.		Purchase	12/15/10	4,618,521	142,811
UBS AG (London)		Purchase	12/15/10	4,866,637	93,824
Westpac Banking Corp.	AUD	Purchase	12/15/10	1,606,569	24,131
	GBP	Purchase	12/15/10	5,552,927	138,092

TOTAL					$815,866

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Citibank NA	EUR	Sale	12/15/10	$1,649,915	$(60,962)
Credit Suisse International (London)	CHF	Sale	12/15/10	1,660,344	(52,236)
	JPY	Sale	12/15/10	2,631,494	(23,383)
	NZD	Purchase	12/15/10	1,581,567	(7,767)
Deutsche Bank AG (London)		Sale	12/15/10	6,798,893	(160,085)
HSBC Bank PLC	EUR	Sale	12/15/10	6,462,054	(111,874)
JPMorgan Securities, Inc.	CAD	Sale	12/15/10	483,454	(2,886)
	EUR	Sale	10/22/10	7,271,823	(462,204)
	GBP	Sale	10/29/10	6,942,466	(67,902)
Royal Bank of Canada	CAD	Sale	12/15/10	1,602,590	(7,590)
	EUR	Purchase	12/15/10	3,130,888	(8,031)
Westpac Banking Corp.	AUD	Sale	12/15/10	2,332,616	(122,866)

TOTAL					$(1,087,786)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Gain

Citibank NA	EUR/CHF	12/15/10	$3,314,817	$3,288,279	$26,538
Credit Suisse International (London)	SEK/EUR	12/15/10	4,023,118	3,981,240	41,878
Deutsche Bank AG (London)	EUR/GBP	12/15/10	1,694,876	1,669,892	24,984
HSBC Bank PLC	EUR/GBP	12/15/10	3,310,730	3,221,027	89,703
	SEK/EUR	12/15/10	3,306,864	3,306,643	221
	EUR/NOK	12/15/10	3,287,569	3,263,933	23,636
Royal Bank of Canada	EUR/CAD	12/15/10	2,476,916	2,388,928	87,988
UBS AG (London)	EUR/CAD	12/15/10	2,416,969	2,387,277	29,692

TOTAL					$324,640

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Loss

Barclays Bank PLC	NOK/EUR	12/15/10	$4,878,658	$4,959,377	$(80,719)
Citibank NA	EUR/SEK	12/15/10	3,354,328	3,362,942	(8,614)
	NZD/EUR	12/15/10	2,404,805	2,555,938	(151,133)
Credit Suisse International (London)	NZD/EUR	12/15/10	1,532,440	1,585,881	(53,441)
HSBC Bank PLC	CHF/EUR	12/15/10	1,660,343	1,715,312	(54,969)
	EUR/SEK	12/15/10	3,373,402	3,385,307	(11,905)
	NZD/EUR	12/15/10	3,180,684	3,373,402	(192,718)
Royal Bank of Canada	CAD/EUR	12/15/10	3,173,281	3,372,040	(198,759)
	CHF/EUR	12/15/10	1,631,485	1,658,090	(26,605)
UBS AG (London)	CHF/EUR	12/15/10	1,648,278	1,688,064	(39,786)
	JPY/EUR	12/15/10	1,598,248	1,704,413	(106,165)
Westpac Banking Corp.	AUD/EUR	12/15/10	1,621,687	1,656,727	(35,040)

TOTAL					$(959,854)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bond	85	December 2010	$8,862,759	$53,213
Eurodollars	(3)	December 2010	(747,300)	(5,635)
10 Year German Euro-Bobl	71	December 2010	12,721,211	83,323
2 Year U.S. Treasury Notes	19	December 2010	4,170,203	859
5 Year U.S. Treasury Notes	999	December 2010	120,746,321	664,219
10 Year U.S. Treasury Notes	1,246	December 2010	157,054,406	896,954
30 Year U.S. Treasury Bonds	474	December 2010	63,382,688	297,715

TOTAL				$1,990,648

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Gain (Loss)*

Credit Suisse International (London)	$25,500	08/15/17	3 month LIBOR	2.252%	$(247,782)
Deutsche Bank Securities, Inc.	20,300	08/15/17	3 month LIBOR	2.242	(183,237)
	23,000	08/15/17	3 month LIBOR	2.114	(23,389)
JPMorgan Securities, Inc.	23,200	08/15/17	3 month LIBOR	2.161	(92,620)

TOTAL					$(547,028)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) of the swap contract(s) is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		September 30,		Payments
	Referenced	Amount	(paid) by	Termination	2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Credit Suisse First Boston Corp.	Prudential Financial, Inc. 4.500%, 7/15/13	$1,150	1.000%	06/20/15	191	$(45,497)	$(55,153)	$9,656
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	3,100	1.000	03/20/15	204	(133,925)	(165,561)	31,636
		1,100	1.000	03/20/15	204	(47,521)	(39,594)	(7,927)
JPMorgan Securities, Inc.	Prudential Financial, Inc. 4.500%, 7/15/13	975	1.000	06/20/15	191	(38,574)	(56,456)	17,882
	CDX North America Investment Grade Index	25,000	1.000	12/20/15	104	(69,116)	(76,755)	7,639

TOTAL						$(334,633)	$(393,519)	$58,886

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 17.0%

Automotive – 0.2%
Ally Financial, Inc.
	$625,000	6.875%		09/15/11	$645,312

Banks – 4.0%
ANZ Capital Trust II(a)(b)
	175,000	5.360		07/29/49	175,328
Bank of America Corp.
	450,000	5.625		07/01/20	475,082
Bank of America NA
	1,575,000	6.100		06/15/17	1,684,761
Barclays Bank PLC
	900,000	6.750		05/22/19	1,071,454
BBVA Bancomer SA(b)
	750,000	7.250		04/22/20	810,136
Citigroup, Inc.
	400,000	6.375		08/12/14	443,810
	925,000	5.000		09/15/14	959,226
	850,000	5.375		08/09/20	876,656
Credit Agricole SA(a)(b)(c)
	150,000	8.375		10/13/49	160,500
Credit Suisse of New York
	300,000	4.375		08/05/20	306,437
Discover Bank
	400,000	8.700		11/18/19	475,060
Fifth Third Bank(c)
	450,000	0.479		05/17/13	430,756
First Niagara Financial Group, Inc.(a)
	325,000	6.750		03/19/20	359,760
HSBC Bank USA NA
	1,100,000	4.875		08/24/20	1,147,300
HSBC Holdings PLC
	500,000	6.800		06/01/38	584,773
JPMorgan Chase Capital XXII Series V(a)
	250,000	6.450		02/02/37	247,218
JPMorgan Securities, Inc.
	750,000	7.250		02/01/18	910,568
Lloyds TSB Bank PLC(b)
	500,000	6.500		09/14/20	504,817
MUFG Capital Finance 1 Ltd.(a)(c)
	250,000	6.346		07/29/49	247,500
PNC Bank NA
	250,000	6.875		04/01/18	293,210
Resona Preferred Global Securities Cayman Ltd.(a)(b)(c)
	550,000	7.191		12/29/49	539,120
Royal Bank of Scotland PLC
	600,000	4.875	(b)	08/25/14	636,522
	225,000	5.625		08/24/20	235,904
US Bank NA(a)(c)
EUR	200,000	4.375		02/28/17	270,387

					13,846,285

Brokerage – 0.7%
Morgan Stanley & Co.
	$550,000	0.780	(c)	01/09/12	546,710
	325,000	6.625	(a)	04/01/18	359,881
	525,000	7.300	(a)	05/13/19	600,047
	250,000	5.625	(a)	09/23/19	259,944
	650,000	5.500	(a)	07/24/20	669,642

					2,436,224

Chemicals(a) – 0.2%
The Dow Chemical Co.
	500,000	7.600		05/15/14	584,343
	175,000	5.900		02/15/15	195,393

					779,736

Consumer Products(a) – 0.1%
Whirlpool Corp.
	75,000	8.000		05/01/12	81,899
	100,000	8.600		05/01/14	119,253

					201,152

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	250,000	6.750		09/30/19	296,923

Electric(a) – 0.6%
Arizona Public Service Co.
	150,000	6.250		08/01/16	171,900
	375,000	8.750		03/01/19	489,578
Enel Finance International SA(b)
	425,000	5.125		10/07/19	450,724
Nevada Power Co.
	225,000	7.125		03/15/19	277,421
NiSource Finance Corp.
	125,000	10.750		03/15/16	165,070
Progress Energy, Inc.
	100,000	5.625		01/15/16	113,963
	150,000	7.050		03/15/19	182,932
Puget Sound Energy, Inc.(c)
	250,000	6.974		06/01/67	235,732

					2,087,320

Energy – 1.3%
Anadarko Petroleum Corp.(a)
	600,000	6.375		09/15/17	661,173
BP Capital Markets PLC
	300,000	5.250		11/07/13	326,228
	525,000	3.875		03/10/15	544,423
	475,000	4.500	(a)	10/01/20	486,233
Dolphin Energy Ltd.(a)(b)
	230,232	5.888		06/15/19	247,500
Halliburton Co.(b)
	25,000	7.600		08/15/96	30,760
Nexen, Inc.(a)
	75,000	7.500		07/30/39	91,426
Petro-Canada(a)
	550,000	6.050		05/15/18	640,382
Petroleos Mexicanos(a)
	370,000	8.000		05/03/19	461,575
Transocean, Inc.(a)
	850,000	6.500		11/15/20	925,722

					4,415,422

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Food & Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc.(a)
	$175,000	7.200	%(b)	01/15/14	$203,922
	625,000	4.125		01/15/15	670,541
	475,000	7.750	(b)	01/15/19	616,176
Kraft Foods, Inc.
	375,000	6.125		08/23/18	442,657
	350,000	6.500		02/09/40	409,333

					2,342,629

Health Care – Medical Products(a) – 0.7%
Agilent Technologies, Inc.
	525,000	5.500		09/14/15	589,817
Boston Scientific Corp.
	300,000	4.500		01/15/15	307,173
	150,000	6.000		01/15/20	159,673
	125,000	7.000		11/15/35	124,868
Covidien International Finance SA
	400,000	4.200		06/15/20	425,645
Hospira, Inc.
	400,000	5.600		09/15/40	414,221
Life Technologies Corp.
	450,000	6.000		03/01/20	509,766

					2,531,163

Health Care – Services(a) – 0.1%
HCA, Inc.
	250,000	7.875		02/15/20	273,750

Life Insurance – 1.1%
MetLife Capital Trust X(a)(b)(c)
	400,000	9.250		04/08/38	472,000
MetLife, Inc.(a)
	525,000	4.750		02/08/21	556,975
Prudential Financial, Inc.
	850,000	3.875		01/14/15	890,872
	775,000	6.000		12/01/17	869,789
Symetra Financial Corp.(a)(b)
	100,000	6.125		04/01/16	103,471
The Northwestern Mutual Life Insurance Co.(a)(b)
	725,000	6.063		03/30/40	842,200

					3,735,307

Media – Cable – 0.6%
Comcast Cable Communications Holdings, Inc.
	175,000	9.455		11/15/22	243,887
Comcast Holdings Corp.
	200,000	10.625		07/15/12	231,140
Cox Communications, Inc.(a)(b)
	150,000	5.875		12/01/16	172,192
	300,000	6.250		06/01/18	345,891
CSC Holdings, Inc. Series B
	250,000	7.625		04/01/11	255,625
DIRECTV Holdings LLC(a)
	250,000	6.350		03/15/40	269,736
DIRECTV Holdings LLC / DirecTV Financing Co, Inc.(a)
	250,000	5.875		10/01/19	282,741
DISH DBS Corp.(a)
	125,000	7.125		02/01/16	131,250

					1,932,462

Media – Non Cable(a) – 0.7%
NBC Universal, Inc.(b)
	1,125,000	4.375		04/01/21	1,142,734
Reed Elsevier Capital, Inc.
	645,000	8.625		01/15/19	847,338
WPP Finance UK
	276,000	8.000		09/15/14	327,908

					2,317,980

Metals & Mining(a) – 0.7%
Anglo American Capital PLC(b)
	500,000	9.375		04/08/19	674,236
ArcelorMittal
	325,000	6.125		06/01/18	348,709
Freeport-McMoRan Copper & Gold, Inc.
	675,000	8.375		04/01/17	750,937
Teck Resources Ltd.
	500,000	10.750		05/15/19	625,000

					2,398,882

Noncaptive – Financial – 0.2%
Capital One Capital III
	300,000	7.686		08/15/36	304,500
General Electric Co.
	275,000	5.250		12/06/17	308,689
Pemex Project Funding Master Trust
	10,000	9.125		10/13/10	10,011

					623,200

Packaging(a)(c) – 0.0%
Impress Holdings BV
EUR	125,000	3.960		09/15/13	169,554

Paper(a) – 0.1%
International Paper Co.
	$175,000	7.950		06/15/18	211,799

Pipelines – 1.9%
Boardwalk Pipelines LP(a)
	575,000	5.875		11/15/16	649,346
Buckeye Partners LP(a)
	475,000	5.500		08/15/19	519,662
DCP Midstream LLC(a)(b)
	500,000	9.750		03/15/19	665,335
El Paso Corp.(a)
	500	7.750		01/15/32	519
Energy Transfer Partners LP(a)
	675,000	5.950		02/01/15	749,153
Enterprise Products Operating LLC(a)
	275,000	6.650		04/15/18	321,633
	100,000	7.034	(c)	01/15/68	100,080

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)

Gulf South Pipeline Co. LP(a)(b)
	$175,000	6.300%	08/15/17	$200,018
Southern Natural Gas Co.(a)(b)
	50,000	5.900	04/01/17	54,704
Southern Star Central Gas Pipeline, Inc.(a)(b)
	300,000	6.000	06/01/16	316,581
Tennessee Gas Pipeline Co.
	825,000	8.000 (a)	02/01/16	983,616
	325,000	7.625	04/01/37	376,027
The Williams Cos., Inc.(a)
	533,000	7.875	09/01/21	645,686
TransCanada PipeLines Ltd.(a)(c)
	875,000	6.350	05/15/67	813,750
Williams Partners LP(a)
	275,000	5.250	03/15/20	298,946

				6,695,056

Property/Casualty Insurance – 0.3%
Endurance Specialty Holdings Ltd.(a)
	75,000	6.150	10/15/15	80,943
	25,000	7.000	07/15/34	24,188
QBE Insurance Group Ltd.(b)
	122,000	9.750	03/14/14	147,589
The Chubb Corp.(a)(c)
	125,000	6.375	03/29/67	122,500
Transatlantic Holdings, Inc.(a)
	275,000	8.000	11/30/39	281,626
ZFS Finance USA Trust I(a)(b)(c)
	500,000	6.150	12/15/65	492,500

				1,149,346

Real Estate Investment Trust(a) – 0.8%
Developers Diversified Realty Corp.
	450,000	7.500	04/01/17	472,500
Liberty Property LP
	775,000	4.750	10/01/20	780,486
ProLogis(d)
	325,000	1.875	11/15/37	307,417
Simon Property Group LP
	625,000	10.350	04/01/19	869,159
	250,000	4.375	03/01/21	253,430
WEA Finance LLC/WT Finance Australia Property Ltd.(b)
	150,000	7.500	06/02/14	174,589

				2,857,581

Retailers(a) – 0.2%
CVS Caremark Corp.
	525,000	5.750	06/01/17	604,168

Schools(a) – 0.3%
Rensselaer Polytechnic Institute
	850,000	5.600	09/01/20	940,499

Technology(a) – 0.1%
Fiserv, Inc.
	225,000	6.125	11/20/12	246,311

Tobacco – 0.5%
Altria Group, Inc.
	500,000	9.700	11/10/18	672,216
BAT International Finance PLC(a)(b)
	672,000	9.500	11/15/18	913,689

				1,585,905

Wireless Telecommunications(a) – 0.3%
AT&T, Inc.
	450,000	6.400	05/15/38	511,471
Hellas Telecommunications Luxembourg V(c)(e)
EUR	126,604	4.835	10/15/12	55,230
Sprint Capital Corp.
	$125,000	8.375	03/15/12	133,437
Telemar Norte Leste SA(b)
	325,000	5.500	10/23/20	329,290

				1,029,428

Wirelines Telecommunications(a) – 0.5%
Angel Lux Common SA
EUR	125,000	8.250	05/01/16	180,562
Qwest Corp.
	$375,000	8.375	05/01/16	440,625
Telecom Italia Capital SA
	175,000	6.200	07/18/11	181,309
	325,000	7.200	07/18/36	347,356
Verizon Communications, Inc.
	200,000	6.400	02/15/38	230,358
	150,000	8.950	03/01/39	221,380
Verizon Wireless Capital LLC
	150,000	8.500	11/15/18	203,660

				1,805,250

TOTAL CORPORATE OBLIGATIONS
(Cost $53,853,693)				$58,158,644

Mortgage-Backed Obligations – 39.5%

Adjustable Rate Non-Agency(c) – 3.9%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
	$108,734	3.080%	04/25/35	$98,629
Banc of America Funding Corp. Series 2007-E, Class 4A1
	1,237,666	5.723	07/20/47	929,735
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	100,037	2.616	04/25/34	90,318
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	288,091	0.606	09/25/35	163,148
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	214,474	3.069	04/20/35	201,154
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	131,126	3.251	11/20/34	111,317
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
	2,324,212	1.310	04/19/47	1,443,568

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

First Horizon Asset Securities Series, Inc. 2004-AR6, Class 2A1
$51,356	2.987%	12/25/34	$48,807
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
181,038	3.425	06/25/34	178,433
Harborview Mortgage Loan Trust Series 2006-09, Class 2A1A
1,164,918	0.467	11/19/36	707,921
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
573,694	0.437	11/19/36	350,699
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
364,678	2.612	08/25/35	287,163
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
419,522	2.903	07/25/35	381,805
Lehman XS Trust Series 2006-2N, Class 1A1
1,235,058	0.516	02/25/46	655,976
Lehman XS Trust Series 2007-16N, Class 2A2
1,223,016	1.106	09/25/47	733,932
Lehman XS Trust Series 2007-4N, Class 1A1
1,162,222	0.386	03/25/47	793,790
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
661,448	1.586	12/25/46	199,294
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
515,918	2.793	10/25/34	435,216
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
863,370	6.374	11/25/37	425,250
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
500,456	5.203	09/25/35	439,612
Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
1,146,386	5.626	04/25/37	776,666
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
187,302	2.463	05/25/34	178,130
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
73,284	2.716	09/25/34	66,409
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
347,351	2.644	11/25/34	292,040
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
3,000,000	5.178	12/25/35	1,012,576
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	4.797	02/25/36	573,056
Washington Mutual Asset-Backed Certificates Series 2007-HE1, Class 2A3
3,000,000	0.406	01/25/37	1,135,521
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
198,276	2.707	06/25/34	192,420
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
493,180	5.200	03/25/37	411,250

			13,313,835

Collateralized Mortgage Obligations – 2.2%
Planned Amortization Class – 0.1%
FNMA REMIC Series 2005-70, Class PA
376,690	5.500%	08/25/35	$414,968

Regular Floater(c) – 0.5%
FHLMC REMIC Series 3038, Class XA(f)
25,643	0.000	09/15/35	25,438
FHLMC REMIC Series 3266, Class F
1,288,977	0.557	01/15/37	1,281,845
FNMA REMIC Series 2007-2, Class FM
452,077	0.506	02/25/37	449,040

			1,756,323

Sequential Fixed Rate – 0.4%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
570,269	6.000	03/25/35	518,752
FHLMC REMIC Series 3200, Class AD
218,371	5.500	05/15/29	221,807
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
741,762	6.000	02/25/37	549,543

			1,290,102

Sequential Floating Rate(c) – 1.2%
Bear Stearns Alt-A Trust Series 2006-6, Class 1A1
1,815,168	0.416	11/25/36	749,712
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
6,876,210	0.506	11/25/36	952,827
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
6,786,557	0.536	08/25/36	1,257,554
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2007-BAR1, Class A3
4,000,000	0.416	03/25/37	1,295,996

			4,256,089

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$7,717,482

Commercial Mortgage-Backed Securities – 0.2%
Sequential Fixed Rate – 0.2%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
$530,000	5.118%	07/11/43	$552,881
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2
11,891	6.957	09/15/35	11,887

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$564,768

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Federal Agencies – 33.2%
Adjustable Rate FHLMC(c) – 0.2%
$344,994	4.837%	09/01/35	$361,294
143,974	5.732	04/01/37	150,677

			511,971

FHLMC – 4.1%
175,610	5.000	05/01/18	187,574
249,899	6.500	08/01/37	276,139
15,556	6.000	09/01/37	17,037
555,847	6.500	10/01/37	616,643
386,398	5.500	02/01/38	409,577
18,113	6.000	02/01/38	19,843
166,726	6.000	07/01/38	182,406
496,518	6.500	09/01/38	540,263
19,457	6.000	10/01/38	21,321
1,104,643	5.500	12/01/38	1,170,566
228,917	5.500	02/01/39	242,578
587,017	5.000	04/01/39	629,461
121,090	5.000	05/01/39	129,846
358,709	5.000	06/01/39	384,645
366,875	5.000	07/01/39	392,031
141,596	5.000	08/01/39	151,436
942,477	4.500	09/01/39	993,724
1,978,870	5.000	10/01/39	2,118,582
380,453	5.000	11/01/39	407,961
1,519,949	5.000	12/01/39	1,629,848
3,223,161	5.000	04/01/40	3,456,211

			13,977,692

FNMA – 20.5%
15,079	6.000	12/01/18	16,348
145,462	6.000	02/01/19	158,090
200,522	5.000	05/01/19	214,195
282,584	4.000	06/01/19	299,319
259,342	5.000	08/01/19	277,378
220,708	6.000	08/01/19	239,869
236,155	6.000	09/01/19	255,613
291,944	6.000	12/01/20	315,999
363,196	6.000	04/01/21	393,121
118,667	6.000	06/01/21	128,645
64,751	6.000	07/01/21	70,196
361,481	5.000	08/01/23	385,895
179,263	5.500	09/01/23	193,641
71,273	5.500	10/01/23	77,198
76	6.000	03/01/32	84
407,309	6.000	12/01/32	447,397
5,074	6.000	05/01/33	5,562
27,953	5.000	08/01/33	29,649
3,596	5.500	09/01/33	3,859
2,141	6.000	12/01/33	2,344
4,484	5.500	02/01/34	4,811
65,622	6.000	02/01/34	71,952
734	5.500	04/01/34	788
45,378	5.500	12/01/34	48,604
126,855	5.000	04/01/35	134,194
2,582	6.000	04/01/35	2,806
5,991	5.500	09/01/35	6,438
210,474	5.000	11/01/35	222,333
5,753	6.000	02/01/36	6,241
153,671	4.500	03/01/36	161,224
233,682	5.000	03/01/36	246,850
35,881	6.000	03/01/36	39,023
38,255	6.000	04/01/36	41,632
1,799	6.000	05/01/36	1,947
3,857	6.000	06/01/36	4,175
109,415	6.000	11/01/36	118,176
90,115	6.000	01/01/37	97,331
747	5.500	02/01/37	801
1,191	5.500	04/01/37	1,275
1,325	5.500	05/01/37	1,419
59,842	6.000	06/01/37	64,649
136,869	6.000	08/01/37	146,952
95,797	6.000	09/01/37	102,854
279,346	6.000	10/01/37	300,554
132,073	6.000	11/01/37	142,113
733,831	5.500	12/01/37	780,729
569,734	6.000	12/01/37	613,372
1,538,689	5.500	01/01/38	1,636,339
192,676	6.000	01/01/38	207,212
71,242	6.000	02/01/38	77,754
1,620	5.500	03/01/38	1,735
200,121	6.000	03/01/38	215,827
58,277	5.000	05/01/38	61,303
941,582	5.500	05/01/38	1,001,758
21,957	6.000	05/01/38	24,088
956,162	5.500	06/01/38	1,016,374
19,984	6.000	06/01/38	21,923
495,048	5.500	07/01/38	526,223
355,615	6.000	07/01/38	382,815
2,082	5.500	08/01/38	2,230
18,783	6.000	08/01/38	20,606
1,009	5.500	09/01/38	1,081
41,099	6.000	10/01/38	44,172
705	5.500	12/01/38	755
263,021	5.000	02/01/39	281,247
1,431,812	4.500	03/01/39	1,511,660
334,699	5.000	03/01/39	357,723
73,015	4.500	04/01/39	76,931
879,631	4.500	05/01/39	926,808
28,778	5.000	05/01/39	30,901
70,198	4.500	06/01/39	74,117
27,368	5.000	06/01/39	29,387
123,544	4.500	07/01/39	130,440
1,416,855	5.000	07/01/39	1,514,818
589,485	4.500	08/01/39	622,182
931,745	5.000	08/01/39	1,000,497
291,753	5.500	08/01/39	310,369
594,430	4.500	09/01/39	627,611
170,321	5.000	09/01/39	182,888
695,041	4.500	10/01/39	732,583
488,502	5.000	10/01/39	524,549
1,000,000	5.500	10/01/39	1,063,625
666,630	4.500	11/01/39	703,686

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$1,010,336	4.500%		12/01/39		$1,065,320
642,732	4.500		01/01/40		678,422
2,292,489	5.000		01/01/40		2,461,293
169,871	4.500		02/01/40		179,351
228,493	5.000		02/01/40		244,210
291,246	4.500		03/01/40		307,504
468,430	4.500		04/01/40		494,578
995,799	5.000		07/01/40		1,048,916
1,992,835	4.500		09/01/40		2,077,578
4,000,000	3.500		TBA-15yr	(g)	4,114,688
1,000,000	3.000		TBA-15yr	(g)	1,005,312
5,000,000	3.500		TBA-15yr	(g)	5,127,344
1,000,000	3.500		TBA-30yr	(g)	1,007,422
14,000,000	5.500		TBA-30yr	(g)	14,880,468
12,000,000	6.000		TBA-30yr	(g)	12,873,744

					70,388,012

GNMA – 8.4%
11,601	5.500		05/15/36		12,491
843,760	6.000		08/15/38		920,357
27,000,000	4.000		TBA-30yr	(g)	27,887,656

					28,820,504

TOTAL FEDERAL AGENCIES					$113,698,179

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $135,127,012)					$135,294,264

Agency Debentures – 3.6%

FHLB
$2,400,000	4.625	%(h)	09/11/20		$2,729,520
300,000	5.000		09/28/29		339,229
FHLMC
4,300,000	4.500		04/02/14		4,780,473
2,400,000	1.750		09/10/15		2,423,753
FNMA
900,000	3.000		07/28/14		917,435
Tennessee Valley Authority
600,000	4.625		09/15/60		625,052
Tennessee Valley Authority Series B
400,000	4.375		06/15/15		451,225

TOTAL AGENCY DEBENTURES
(Cost $11,543,434)					$12,266,687

Asset-Backed Securities – 10.5%

Collateralized Loan Obligations(b)(c) – 4.6%
Gulf Stream Compass CLO, Ltd. Series 04-1A, Class A
$3,977,472	0.886%		07/15/16		$3,781,689
KKR Financial CLO Ltd. Series 2007-AA, Class A
665,139	1.276		10/15/17		624,896
Mountain View Funding CLO Series 2007-3A, Class A1
1,982,321	0.741		04/16/21		1,784,041
Mt. Wilson CLO Ltd. Series 06-1A, Class A
3,650,459	0.776		07/15/18		3,357,415
Navigare Funding CLO Ltd. Series 06-1A, Class A
3,500,000	0.605		05/20/19		3,285,618
Navigator CDO Ltd. Series 05-1A, Class A1B
444,307	0.768		10/21/17		414,158
WG Horizons CLO Series 06-1A, Class A1
3,000,000	0.564		05/24/19		2,702,136

					15,949,953

Home Equity – 1.3%
ACE Securities Corp. Series 2007-HE4, Class A2A(c)
8,333,716	0.386		05/25/37		2,513,251
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
12,533	0.656		10/27/32		11,705
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
8,690	0.916		10/25/32		7,193
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(c)
126,789	1.256		10/25/37		119,072
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
150,000	1.506		10/25/37		92,990
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
450,000	1.706		10/25/37		226,271
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
1,879	0.876		01/25/32		1,260
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
2,388	1.017		03/20/31		1,562
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
50,228	7.000		09/25/37		32,243
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
91,944	7.000		09/25/37		52,587
Home Equity Asset Trust Series 2002-1, Class A4(c)
257	0.856		11/25/32		178
People’s Financial Realty Mortgage Securities Trust Series 2006-1, Class 1A3(c)
5,433,448	0.416		09/25/36		1,523,901
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
3,026	0.696		08/25/33		2,482
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
8,147	0.756		12/25/33		6,717

					4,591,412

Student Loan – 4.6%
Bank of America Student Loan Trust Series 2010-1A, Class A(b)(c)
500,000	1.362		02/25/43		499,955
Brazos Higher Education Authority, Inc. Series 2005 I-A-2(c)
1,643,000	0.369		12/26/18		1,626,586

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan – (continued)

Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2(c)
	$1,661,263	0.449%	06/27/22	$1,633,600
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14(c)
	1,454,338	0.399	09/25/23	1,446,376
Brazos Student Finance, Corp. Series 2010-1, Class A1(c)
	913,663	1.189	06/25/35	912,904
College Loan, Corp. Trust Series 06-1, Class A3(c)
	1,000,000	0.588	10/25/25	987,227
Education Funding Capital Trust I Series 2004-1, Class A2(c)
	536,299	0.452	12/15/22	526,462
Goal Capital Funding Trust Series 2010-1, Class A(b)(c)
	1,078,802	0.964	08/25/48	1,066,684
Missouri Higher Education Loan Authority Student Loan Series 2010, Class A-1(c)
	939,971	1.268	11/26/32	942,271
Northstar Education Finance, Inc. Series 2005-1, Class A1
	193,786	0.588	10/28/26	192,612
SLC Student Loan Trust Series 2006-2, Class A4(c)
	900,000	0.372	06/15/22	877,016
SLM Student Loan Trust Series 2008-6, Class A2(c)
	2,100,000	1.048	10/25/17	2,115,078
South Carolina Student Loan Corp. Series 2005, Class A1(c)
	1,000,000	0.397	12/03/18	990,744
South Carolina Student Loan Corp. Series 2006-1, Class A1(c)
	1,500,000	0.387	12/01/19	1,467,585
US Education Loan Trust LLC Series 2006-1, Class A2(b)(c)
	371,217	0.427	03/01/25	368,303

				15,653,403

TOTAL ASSET-BACKED SECURITIES
(Cost $36,861,116)				$36,194,768

Foreign Debt Obligations – 3.0%

Sovereign – 2.7%
Federal Republic of Brazil
	$780,000	4.875%	01/22/21	$856,050
Mexican Bonos
MXN	24,070,000	9.000	12/20/12	2,066,937
	13,500,000	10.000	12/05/24	1,427,003
Ontario Province of Canada
	$500,000	4.100	06/16/14	549,068
Republic of South Africa
ZAR	14,180,000	10.500	12/21/26	2,496,482
Republic of Venezuela
	$580,000	5.750	02/26/16	400,200
	60,000	9.000	05/07/23	40,260
	110,000	8.250	10/13/24	70,400
State of Qatar
	500,000	5.150	04/09/14	547,000
	630,000	5.250 (b)	01/20/20	691,425

United Mexican States
	300,000	6.050	01/11/40	343,500

				9,488,325

Supranational – 0.3%
North American Development Bank
	900,000	4.375	02/11/20	983,571

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $9,876,675)				$10,471,896

Structured Notes(f) – 1.5%

Egypt Treasury Bills(i)
EGP	20,050,000	0.000%	04/07/11	$3,357,750
Federal Republic of Brazil(c)(j)
BRL	3,168,655	6.000	08/15/40	1,886,111

TOTAL STRUCTURED NOTES
(Cost $5,252,412)				$5,243,861

Municipal Debt Obligations – 1.1%

California – 0.9%
California State GO Bonds Build America Taxable Series 2009
	$375,000	7.500%	04/01/34	$407,993
	500,000	7.550	04/01/39	543,755
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	670,062
	1,375,000	7.625	03/01/40	1,512,335

				3,134,145

Ohio – 0.2%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
	25,000	5.875	06/01/47	18,259
Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	524,700

				542,959

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,445,116)				$3,677,104

Government Guarantee Obligations – 10.7%

Achmea Hypotheekbank NV(b)(k)
	$1,800,000	3.200%	11/03/14	$1,913,458
ANZ National (International) Ltd.(b)(k)
	1,700,000	3.250	04/02/12	1,766,519
BRFkredit A/S(b)(k)
	3,000,000	2.050	04/15/13	3,070,660
Citibank NA(c)(l)
	600,000	0.448	05/07/12	600,758
	400,000	0.263	06/04/12	399,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations – (continued)

Citigroup Funding, Inc.(l)
$1,600,000	1.875%	11/15/12	$1,641,961
Commonwealth Bank of Australia(b)(k)
1,500,000	2.500	12/10/12	1,559,070
Danske Bank AS(b)(k)
700,000	2.500	05/10/12	716,884
FIH Erhvervsbank A/S(b)(k)
1,400,000	2.000	06/12/13	1,431,828
ING Bank NV(b)(k)
1,400,000	2.625	02/09/12	1,431,006
Israel Government AID Bond(l)
50,000	5.500	04/26/24	61,700
40,000	5.500	09/18/33	48,713
Kreditanstalt fuer Wiederaufbau MTN(k)
1,000,000	2.500	05/28/13	1,044,024
Landwirtschaftliche Rentenbank(k)
2,400,000	1.875	09/24/12	2,455,426
2,600,000	4.875	01/10/14	2,914,638
LeasePlan Corp. NV(b)(k)
600,000	3.000	05/07/12	619,985
Macquarie Bank Ltd.(b)(k)
1,900,000	3.300	07/17/14	2,024,796
Royal Bank of Scotland PLC(b)(k)
2,200,000	1.500	03/30/12	2,215,399
900,000	2.625	05/11/12	922,946
Swedbank AB(b)(k)
800,000	3.000	12/22/11	822,552
200,000	2.800	02/10/12	205,911
300,000	2.900	01/14/13	311,609
Swedish Housing Finance Corp.(b)(k)
3,000,000	3.125	03/23/12	3,103,094
Westpac Banking Corp.(b)(k)
3,300,000	3.250	12/16/11	3,397,317
1,600,000	1.900	12/14/12	1,635,902
Westpac Securities NZ Ltd.(b)(k)
300,000	2.500	05/25/12	307,047

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $35,753,695)			$36,623,024

U.S. Treasury Obligations – 13.9%

United States Treasury Bonds
$1,800,000	4.375%	05/15/40	$2,021,580
4,400,000	3.875	08/15/40	4,549,204
United States Treasury Inflation Protected Securities
1,867,212	2.375	04/15/11	1,891,430
1,818,765	3.000	07/15/12	1,931,874
231,314	2.375	01/15/25	265,993
109,841	2.000	01/15/26	120,782
United States Treasury Notes
3,300,000	1.000	04/30/12	3,333,198
8,000,000	0.750	05/31/12	8,048,720
7,400,000	2.500	06/30/17	7,707,471
4,400,000	3.125	05/15/19	4,676,276
3,200,000	3.625	08/15/19	3,518,944
United States Treasury Principal-Only STRIPS(m)
2,100,000	0.000	08/15/20	1,596,336
5,500,000	0.000	05/15/21	4,043,765
5,400,000	0.000	11/15/26	3,117,744
2,200,000	0.000	02/15/40	683,936

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $45,245,393)			$47,507,253

Shares	Rate	Value

Preferred Stocks(c) – 0.2%

Citigroup Capital XIII
16,000	7.875%	$414,400
JPMorgan Chase & Co.
350,000	7.900	375,070

TOTAL PREFERRED STOCKS – 0.2%
(Cost $750,000)		$789,470

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $337,708,546)		$346,226,971

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(n) – 19.1%

Repurchase Agreement – 19.1%
Joint Repurchase Agreement Account II
$65,500,000	0.270%	10/01/10	$65,500,000
Maturity Value: $65,500,491
(Cost $65,500,000)

TOTAL INVESTMENTS – 120.1%
(Cost $403,208,546)			$411,726,971

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.1)%			(68,954,145)

NET ASSETS – 100.0%			$342,772,826

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $58,190,083 which represents approximately 17.0% of net assets as of September 30, 2010.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security is currently in default and/or non-income producing.

(f)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $66,896,634 which represents approximately 19.5% of net assets as of September 30, 2010.

(h)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(i)	The underlying security is issued by Deutsche Bank.

(j)	The underlying security is issued by HSBC Bank.

(k)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $33,870,071, which represents approximately 9.9% of net assets as of September 30, 2010.

(l)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $2,752,953, which represents approximately 0.8% of net assets as of September 30, 2010.

(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(n)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 74-75.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	British Pound
IDR	—	Indonesian Rupiah
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Citibank NA	CAD	Purchase	12/15/10	$411,785	$2,785
Deutsche Bank AG (London)	AUD	Purchase	12/15/10	1,368,169	8,428
	CAD	Purchase	12/15/10	943,362	13,362
	MXN	Sale	11/24/10	3,529,511	11,311
HSBC Bank PLC	EUR	Purchase	12/15/10	482,304	28,961
JPMorgan Securities, Inc.	AUD	Purchase	12/15/10	218,331	5,145
	EUR	Purchase	12/15/10	3,418,645	103,023
	IDR	Purchase	10/14/10	2,010,436	26,272
UBS AG (London)	BRL	Purchase	10/04/10	1,743,177	13,827
	EUR	Purchase	12/15/10	1,395,139	26,864
Westpac Banking Corp.	AUD	Purchase	12/15/10	460,524	6,918
	GBP	Purchase	10/29/10	92,418	945
		Purchase	12/15/10	1,608,691	40,005

TOTAL					$287,846

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Bank of America Securities LLC	NZD	Sale	12/15/10	$1,969,708	$(43,677)
Citibank NA	EUR	Sale	12/15/10	472,767	(17,468)
HSBC Bank PLC	BRL	Sale	10/04/10	1,743,177	(20,488)
	EUR	Sale	12/15/10	1,857,006	(32,149)
	IDR	Sale	10/14/10	2,658,300	(65,648)
JPMorgan Securities, Inc.	CAD	Sale	12/15/10	160,125	(956)
	CHF	Sale	12/15/10	480,036	(15,366)
	EUR	Sale	10/22/10	952,022	(60,511)
	IDR	Purchase	10/14/10	647,864	(3,382)
	JPY	Sale	12/15/10	760,393	(6,632)
	NZD	Purchase	12/15/10	448,439	(2,159)
Morgan Stanley Capital Services, Inc.	ZAR	Sale	11/10/10	2,461,282	(66,640)
Royal Bank of Canada	CAD	Sale	12/15/10	459,175	(2,175)
	EUR	Purchase	12/15/10	912,835	(2,342)
UBS AG (London)	BRL	Sale	01/18/11	1,703,886	(11,711)
Westpac Banking Corp.	AUD	Sale	12/15/10	665,821	(35,071)

TOTAL					$(386,375)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Gain

Citibank NA	EUR/CHF	12/15/10	$967,333	$959,588	$7,745
Deutsche Bank AG (London)	EUR/GBP	12/15/10	480,941	473,851	7,090
HSBC Bank PLC	EUR/GBP	12/15/10	946,896	921,240	25,656
	EUR/NOK	12/15/10	935,996	929,279	6,717
	SEK/EUR	12/15/10	945,597	945,534	63
Royal Bank of Canada	EUR/CAD	12/15/10	708,469	683,302	25,167
UBS AG (London)	EUR/CAD	12/15/10	693,482	684,963	8,519
	SEK/EUR	12/15/10	1,166,539	1,154,772	11,767

TOTAL					$92,724

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Loss

Barclays Bank PLC	NOK/EUR	12/15/10	$1,417,112	$1,440,559	$(23,447)
Citibank NA	NZD/EUR	12/15/10	699,906	743,893	(43,987)
	EUR/SEK	12/15/10	978,232	980,744	(2,512)
HSBC Bank PLC	NZD/EUR	12/15/10	927,486	983,682	(56,196)
	CHF/EUR	12/15/10	480,036	495,928	(15,892)
	EUR/SEK	12/15/10	985,045	988,521	(3,476)
JPMorgan Securities, Inc.	NZD/EUR	12/15/10	448,027	463,230	(15,203)
Royal Bank of Canada	CAD/EUR	12/15/10	926,983	985,045	(58,062)
	CHF/EUR	12/15/10	466,522	474,130	(7,608)
UBS AG (London)	JPY/EUR	12/15/10	465,038	495,929	(30,891)
	CHF/EUR	12/15/10	478,919	490,479	(11,560)
Westpac Banking Corp.	AUD/EUR	12/15/10	464,101	474,129	(10,028)

TOTAL					$(278,862)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bond	43	December 2010	$4,483,513	$25,075
Japan 10 Year Government Bond	(9)	December 2010	(15,462,146)	(237,226)
U.K. Life Long Gilt	5	December 2010	976,471	(6,061)
5 Year German Euro-Bobl	(2)	December 2010	(328,843)	(431)
10 Year German Euro-Bund	32	December 2010	5,733,504	36,242
2 Year U.S. Treasury Notes	111	December 2010	24,362,766	44,276
5 Year U.S. Treasury Notes	363	December 2010	43,874,789	256,042
10 Year U.S. Treasury Notes	718	December 2010	90,501,656	94,394
30 Year U.S. Treasury Bonds	23	December 2010	3,075,531	53,675

TOTAL				$265,986

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
		Notional			Payments	Payments		Payments
		Amount		Termination	received by	made by	Market	made (received)	Unrealized
Counterparty		(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$22,500	(a)	08/15/17	3 month LIBOR	2.075%	$31,636	$—	$31,636
Barclays Bank PLC	GBP	6,120	(a)	11/08/15	6 month BP	2.537	(190,119)	48	(190,167)
	EUR	7,090	(a)	04/23/20	4.259%	6 month EURO	428,512	—	428,512
		1,750	(a)	05/12/20	4.265	6 month EURO	105,345	—	105,345
		6,280	(a)	05/14/20	4.360	6 month EURO	411,651	—	411,651
	GBP	10,520	(a)	11/08/20	3.411	6 month BP	524,962	(600)	525,562
		5,280	(a)	11/08/25	6 month BP	3.778	(332,834)	357	(333,191)
	EUR	2,120	(a)	04/23/40	6 month EURO	4.085	(438,661)	—	(438,661)
		490	(a)	05/12/40	6 month EURO	3.940	(86,371)	—	(86,371)
		1,850	(a)	05/14/40	6 month EURO	4.055	(370,772)	—	(370,772)
Citibank NA		7,100	(a)	04/23/20	4.286	6 month EURO	440,224	—	440,224
		2,130	(a)	04/23/40	6 month EURO	4.119	(456,016)	—	(456,016)
	GBP	760	(a)	12/15/40	4.250	6 month BP	132,449	120,960	11,489
Credit Suisse First Boston Corp.		$7,500	(a)	08/15/17	3 month LIBOR	2.252	(72,877)	—	(72,877)
	EUR	1,900	(a)	08/06/20	3.764	6 month EURO	55,506	—	55,506
		500	(a)	08/06/40	6 month EURO	3.630	(55,440)	—	(55,440)
Deutsche Bank Securities, Inc.	KRW	471,000		01/28/11	2.820	3 month KWCDC	321	—	321
		260,000		06/12/11	3.870	3 month KWCDC	1,695	—	1,695
		1,200,000		06/26/11	3.693	3 month KWCDC	6,217	—	6,217
		496,931		07/06/11	3.620	3 month KWCDC	3,554	—	3,554
		830,250		07/07/11	3.626	3 month KWCDC	5,970	—	5,970
		$6,100	(a)	08/15/17	3 month LIBOR	2.241	(55,061)	—	(55,061)
		6,800	(a)	08/15/17	3 month LIBOR	2.113	(6,915)	—	(6,915)
		28,500	(a)	08/15/17	3 month LIBOR	2.033	115,351	—	115,351
JPMorgan Securities, Inc.	KRW	458,000		01/28/11	2.830	3 month KWCDC	333	—	333
		360,000		06/15/11	3.900	3 month KWCDC	2,408	—	2,408
		1,250,000		06/22/11	3.720	3 month KWCDC	6,718	—	6,718
		394,879		07/08/11	3.660	3 month KWCDC	2,947	—	2,947
		$6,900	(a)	08/15/17	3 month LIBOR	2.161	(27,547)	—	(27,547)
	EUR	1,750	(a)	08/07/20	3.653	6 month EURO	40,088	—	40,088
		3,530	(a)	08/10/20	3.530	6 month EURO	56,028	—	56,028
		480	(a)	08/07/40	6 month EURO	3.542	(44,416)	—	(44,416)
		960	(a)	08/10/40	6 month EURO	3.417	(63,680)	—	(63,680)

TOTAL							$171,206	$120,765	$50,441

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		September 30,		Payments
	Referenced	Amount	(paid) by	Termination	2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	$883	0.090%	08/25/37	2009	$(456,921)	$(188,094)	$(268,827)
	ABX.HE.AAA07-2 Index	243	0.760	01/25/38	2189	(135,788)	(68,720)	(67,068)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	15,000	1.000	12/20/15	107	(43,357)	(51,609)	8,252
	CDX North America High Yield Index	4,700	5.000	06/20/15	523	(34,609)	(59,914)	25,305
		19,000	1.000	12/20/15	107	(55,447)	(79,301)	23,854
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	4,700	1.000	12/20/15	104	(13,823)	(15,351)	1,528

TOTAL						$(739,945)	$(462,989)	$(276,956)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 46.3%

British Pound – 5.6%
United Kingdom Gilt
GBP	2,540,000	4.250%	09/07/39	$4,226,696
United Kingdom Gilt Inflation Linked
	790,000	2.500	07/26/16	3,897,344
United Kingdom Treasury
	7,000,000	4.500	03/07/13	11,952,424
	630,000	2.250	03/07/14	1,023,899
	870,000	4.500	03/07/19	1,542,643
	3,500,000	3.750	09/07/19	5,868,173
	7,110,000	4.000	03/07/22	11,975,392
	1,150,000	4.750	12/07/30	2,055,926
	3,390,000	4.500	09/07/34	5,854,263
	3,300,000	4.500	12/07/42	5,732,950

				54,129,710

Canadian Dollar – 2.2%
Government of Canada
CAD	2,340,000	3.500	06/01/13	2,392,217
	10,920,000	2.500	06/01/15	10,890,495
	1,760,000	4.500	06/01/15	1,907,417
	4,950,000	5.750	06/01/29	6,431,055

				21,621,184

Danish Krone – 0.3%
Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,250,001

Euro – 16.9%
Federal Republic of Germany
EUR	2,710,000	3.250	07/04/15	3,998,569
	4,630,000	4.000	07/04/16	7,103,102
	240,000	4.000	01/04/18	371,474
	6,100,000	4.250	07/04/18	9,610,601
	9,130,000	3.250	01/04/20	13,501,937
	6,550,000	3.000	07/04/20	9,495,674
	4,800,000	5.625	01/04/28	9,017,279
	3,370,000	5.500	01/04/31	6,402,964
	50,000	4.000	01/04/37	81,670
	850,000	4.250	07/04/39	1,465,916
	5,610,000	4.750	07/04/40	10,467,820
Government of Finland
	7,990,000	3.125	09/15/14	11,623,248
	390,000	4.375	07/04/19	612,704
Government of France
	7,000,000	5.000	10/25/11	9,961,679
Government of Ireland
	1,060,000	4.600	04/18/16	1,355,915
	420,000	4.500	04/18/20	486,594
	750,000	5.000	10/18/20	898,263
Kingdom of Belgium
	2,610,000	4.000	03/28/14	3,830,063
	1,470,000	3.500	03/28/15	2,124,758
	1,260,000	2.750	03/28/16	1,750,864
	2,270,000	3.750	09/28/20	3,256,734
Kingdom of The Netherlands
	9,800,000	4.250	07/15/13	14,520,023

Republic of Austria(a)
EUR	3,150,000	4.350	03/15/19	4,839,306
Republic of Italy
	3,970,000	4.250	02/01/15	5,757,234
	8,800,000	3.000	04/15/15	12,124,247
	870,000	5.250	08/01/17	1,330,071
	5,080,000	4.500	02/01/18	7,434,391
	1,960,000	4.500	03/01/19	2,837,686
	980,000	4.250	09/01/19	1,392,952
	660,000	4.250	03/01/20	932,748
	3,870,000	6.000	05/01/31	6,159,788

				164,746,274

Japanese Yen – 17.3%
Government of Japan
JPY	3,000,000,000	1.500	06/20/12	36,771,382
	1,800,000,000	0.800	03/20/13	21,907,734
	800,000,000	1.100	09/20/13	9,850,771
	1,400,000,000	0.400	06/20/15	16,891,231
	1,216,000,000	1.500	09/20/18	15,580,663
	300,000,000	1.300	12/20/19	3,748,013
	400,000,000	1.900	06/20/25	5,112,003
	875,000,000	2.000	12/20/25	11,248,488
	430,000,000	2.100	12/20/26	5,578,122
	350,000,000	2.100	12/20/27	4,529,615
	350,000,000	2.000	06/20/30	4,404,818
	285,000,000	2.500	09/20/34	3,877,659
	250,000,000	2.500	03/20/38	3,428,827
	100,000,000	2.200	09/20/39	1,296,088
Government of Japan CPI Linked Bond
	84,320,000	0.800	12/10/15	999,962
	437,360,000	1.000	06/10/16	5,178,849
	1,496,880,000	1.200	03/10/17	17,904,105

				168,308,330

Polish Zloty – 0.3%
Government of Poland
PLN	8,000,000	4.750	04/25/12	2,760,366

Swedish Krona – 0.5%
Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,907,438
	20,000,000	4.500	08/12/15	3,298,642

				5,206,080

United States Dollar – 3.2%
Federal Republic of Brazil
	$1,250,000	5.625	01/07/41	1,368,750
Kingdom of Denmark
	17,700,000	1.875	03/16/12	17,969,111
Quebec Province of Canada
	3,350,000	5.125	11/14/16	3,903,191
Russian Federation
	100,000	5.000	04/29/20	104,000
	3,472,600	7.500	03/31/30	4,141,075
State of Qatar
	1,569,000	5.150	04/09/14	1,716,486

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Foreign Sovereign Debt Obligations – (continued)

United Mexican States
	$1,270,000	6.050%		01/11/40	$1,454,150

					30,656,763

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $393,830,345)					$450,678,708

Corporate Obligations – 22.5%

Banks – 9.8%
Abbey National Treasury Services PLC
EUR	750,000	2.500%		03/18/13	$1,018,893
Bank of America Corp.
	$400,000	7.375		05/15/14	459,932
	2,800,000	5.750		12/01/17	2,982,569
Bank of Nova Scotia
	4,400,000	1.450		07/26/13	4,447,582
	13,100,000	1.450	(a)	07/26/13	13,241,663
Bank of Scotland PLC(a)
	2,070,000	5.250		02/21/17	2,248,784
BNP Paribas(a)(b)
	450,000	5.186		06/29/49	423,000
Canadian Imperial Bank of Commerce(a)
	3,190,000	2.000		02/04/13	3,271,179
	1,490,000	2.600		07/02/15	1,550,337
Cie de Financement Foncier(a)
	4,000,000	1.625		07/23/12	4,016,340
	2,600,000	2.125		04/22/13	2,647,130
Citigroup, Inc.
	2,300,000	5.125		05/05/14	2,442,771
	1,700,000	6.010		01/15/15	1,866,441
	550,000	5.375		08/09/20	567,248
Credit Suisse of New York
	2,350,000	4.375		08/05/20	2,400,420
DnB NOR Boligkreditt
EUR	2,200,000	3.375		01/20/17	3,147,768
HSBC Bank USA NA
	$400,000	4.875		08/24/20	417,200
HSBC Covered Bonds France
EUR	1,800,000	3.375		01/20/17	2,551,847
HSBC Holdings PLC
	$3,500,000	6.800		06/01/38	4,093,408
Intesa Sanpaolo SPA
EUR	2,350,000	6.625		05/08/18	3,385,267
Lloyds TSB Bank PLC(a)
	$3,050,000	4.375		01/12/15	3,123,563
Morgan Stanley, Inc.
	2,800,000	4.000		07/24/15	2,853,595
MUFG Capital Finance 4 Ltd.(b)
EUR	1,350,000	5.271		01/25/49	1,693,329
Nordea Hypotek AB
	2,100,000	3.500		01/18/17	3,011,710
Resona Bank Ltd.(b)
	650,000	4.125		09/27/49	873,420
Royal Bank of Scotland Group PLC
	$900,000	0.499	(b)	08/29/17	726,072
EUR	2,750,000	6.934		04/09/18	4,045,247
Swedish Covered Bond Corp.
	2,000,000	3.000		02/03/15	2,812,933
Toronto-Dominion Bank
	$2,990,000	2.200		07/29/15	3,030,096
UBS AG
	2,250,000	4.875		08/04/20	2,372,445
UBS AG London
EUR	1,600,000	3.875		12/02/19	2,328,218
UBS AG Stamford
	$1,500,000	5.875		12/20/17	1,693,011
US Bank NA(b)
EUR	2,450,000	4.375		02/28/17	3,312,242
Wachovia Bank NA
	1,750,000	6.000		05/23/13	2,611,943
WM Covered Bond Program
	700,000	4.375		05/19/14	1,002,255
	2,050,000	4.000		09/27/16	2,888,698

					95,558,556

Brokerage – 0.3%
JPMorgan Chase & Co.
	$150,000	7.250		02/01/18	182,113
Morgan Stanley
EUR	1,650,000	5.500		10/02/17	2,368,927

					2,551,040

Communications – 3.0%
AT&T, Inc.
	$3,300,000	5.600		05/15/18	3,839,610
	2,050,000	6.300		01/15/38	2,299,521
Comcast Cable Communications Holdings, Inc.
	170,000	9.455		11/15/22	236,919
Comcast Corp.
	2,200,000	5.700		05/15/18	2,502,675
Omnicom Group, Inc.
	1,150,000	4.450		08/15/20	1,182,307
Qwest Corp.
	450,000	8.375		05/01/16	528,750
Reed Elsevier Capital, Inc.
	2,250,000	7.750		01/15/14	2,626,101
Telecom Italia Capital SA
	2,204,000	4.950		09/30/14	2,340,905
Telecom Italia Finance SA
EUR	649,000	7.750		01/24/33	1,041,836
Telefonica Emisiones SAU
	$900,000	7.045		06/20/36	1,077,662
Telemar Norte Leste SA
	850,000	5.500		10/23/20	861,219
Time Warner Cable, Inc.
	2,200,000	6.550		05/01/37	2,458,124
Verizon New Jersey, Inc.
	65,000	8.000		06/01/22	81,292

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Communications – (continued)

Verizon Wireless Capital LLC
EUR	2,850,000	8.750%	12/18/15	$5,032,388
WPP PLC
	2,100,000	4.375	12/05/13	3,001,240

				29,110,549

Consumer Noncyclical – 1.5%
Altria Group, Inc.
	$2,900,000	9.700	11/10/18	3,898,855
BAT International Finance PLC(a)
	2,258,000	9.500	11/15/18	3,070,103
Boston Scientific Corp.
	1,573,000	4.500	01/15/15	1,610,612
Imperial Tobacco Finance PLC
EUR	1,650,000	7.250	09/15/14	2,626,361
	150,000	8.375	02/17/16	256,559
Kraft Foods, Inc.
	$2,050,000	6.500	02/09/40	2,397,522
Pfizer, Inc.
	850,000	7.200	03/15/39	1,161,744

				15,021,756

Electric(a) – 0.4%
Enel Finance International SA
	1,200,000	6.250	09/15/17	1,360,949
	2,600,000	5.125	10/07/19	2,757,367

				4,118,316

Energy – 0.5%
Canadian Natural Resources Ltd.
	1,100,000	6.750	02/01/39	1,340,256
Dolphin Energy Ltd.(a)
	1,352,613	5.888	06/15/19	1,454,059
Transocean, Inc.
	1,100,000	6.500	11/15/20	1,197,994
	1,159,000	6.800	03/15/38	1,170,590

				5,162,899

Financial Companies – 2.8%
American Express Centurion Bank
	3,250,000	5.200	11/26/10	3,270,374
American Express Credit Corp.
GBP	850,000	5.375	10/01/14	1,423,351
Capital One Financial Corp.
	$4,540,000	5.700	09/15/11	4,735,815
GE Capital European Funding
EUR	1,100,000	5.250	05/18/15	1,646,785
General Electric Capital Corp.
	$1,750,000	4.375	09/16/20	1,756,480
Nationwide Building Society
EUR	2,550,000	4.625	09/13/12	3,621,369
	4,700,000	3.875	12/05/13	6,637,118
Pemex Project Funding Master Trust
	$1,450,000	5.750	03/01/18	1,591,375
Yorkshire Building Society
EUR	1,600,000	3.250	09/22/15	2,179,556

				26,862,223

Food & Beverage(a) – 0.2%
Anheuser-Busch InBev Worldwide, Inc.
	$700,000	7.750	01/15/19	908,048
	500,000	6.875	11/15/19	622,249
	450,000	8.200	01/15/39	644,394

				2,174,691

Insurance – 1.3%
AON Financial Services Luxembourg SA
EUR	1,650,000	6.250	07/01/14	2,418,495
Aviva PLC(b)
	1,050,000	6.875	05/22/38	1,476,722
AXA SA(b)
	1,900,000	6.211	10/05/49	2,310,778
Cloverie PLC for Zurich Insurance Co.(b)
	850,000	7.500	07/24/39	1,364,559
Endurance Specialty Holdings Ltd.
	$20,000	7.000	07/15/34	19,350
MetLife, Inc.
	450,000	5.875	02/06/41	489,470
Old Mutual PLC(b)
EUR	250,000	4.500	01/18/17	322,635
Standard Life PLC(b)
	1,450,000	6.375	07/12/22	1,966,343
	650,000	5.314	01/06/49	765,991
ZFS Finance USA Trust I(a)(b)
	$1,050,000	5.875	05/09/32	985,152
	950,000	6.150	12/15/65	935,750

				13,055,245

Metals & Mining – 0.9%
Anglo American Capital PLC(a)
	3,400,000	9.375	04/08/14	4,186,005
ArcelorMittal
	1,500,000	9.850	06/01/19	1,912,832
Glencore Finance Europe SA
EUR	1,000,000	7.125	04/23/15	1,483,728
	700,000	5.250	03/22/17	957,121

				8,539,686

Natural Gas – 1.3%
Centrica PLC
	1,700,000	7.125	12/09/13	2,664,787
DCP Midstream LLC(a)
	$1,820,000	5.350	03/15/20	1,968,913
Energy Transfer Partners LP
	550,000	8.500	04/15/14	649,776
	100,000	9.700	03/15/19	132,317
	1,050,000	9.000	04/15/19	1,343,993
Enterprise Products Operating LLC
	2,050,000	5.200	09/01/20	2,216,893
The Williams Cos., Inc.
	2,950,000	8.750	03/15/32	3,716,709

				12,693,388

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – 0.4%
Simon Property Group LP
	$2,200,000	5.650%		02/01/20	$2,448,062
	1,350,000	4.375		03/01/21	1,368,525

					3,816,587

Transportation – 0.1%
Atlantia SpA
EUR	500,000	5.625		05/06/16	760,144

TOTAL CORPORATE OBLIGATIONS
(Cost $206,159,779)					$219,425,080

Foreign Debt Obligations – 1.9%

Bank Nederlandse Gemeenten
	$3,300,000	1.750	%(a)	10/06/15	$3,290,067
EUR	3,525,000	4.125		06/28/16	5,276,332
Eksportfinans ASA
	$6,700,000	2.000		09/15/15	6,716,630
German Postal Pensions Securitisation 2 PLC
EUR	1,050,000	4.250		01/18/17	1,565,021
Landeskreditbank Baden-Wuerttemberg Foerderbank
	$1,500,000	2.000		10/01/12	1,531,752

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $18,013,602)					$18,379,802

Asset-Backed Securities – 3.6%

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$1,470,749	1.256%		10/25/37	$1,381,234
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	1.506		10/25/37	991,890
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.706		10/25/37	1,458,193
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	163,240	7.000		09/25/37	104,790
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	199,211	7.000		09/25/37	113,939

					4,050,046

Student Loans(b) – 3.2%
Access Group, Inc. Series 2004-2, Class A2
	4,000,000	0.648		01/25/16	3,915,147
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
	1,500,000	1.362		02/25/43	1,499,866
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	661,063	0.399		09/25/23	657,443
College Loan Corp. Trust Series 2005-1, Class A2
	4,000,000	0.598		07/25/24	3,971,211
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	1,400,000	1.242		02/25/42	1,382,674
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,650,000	1.212		07/27/48	1,653,833
SLC Student Loan Trust Series 2006-1, Class A4
	3,000,000	0.372		12/15/21	2,944,359
SLC Student Loan Trust Series 2006-2, Class A4
	2,500,000	0.372		06/15/22	2,436,156
SLM Student Loan Trust Series 2008-6, Class A2
	8,000,000	1.048		10/25/17	8,057,439
US Education Loan Trust LLC Series 2006-1, Class A2
	1,020,849	0.427		03/01/25	1,012,836
Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	4,000,000	0.578		04/25/23	3,954,791

					31,485,755

TOTAL ASSET-BACKED SECURITIES
(Cost $37,601,765)					$35,535,801

Mortgage-Backed Obligations – 15.3%

Adjustable Rate Non-Agency(b) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$15,902	0.626%		10/25/34	$14,829
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	288,091	1.870		09/25/35	177,435
Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,729,782	0.526		02/25/36	1,910,940
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,291,511	0.467		03/20/46	739,658

					2,842,862

Collateralized Mortgage Obligations(b) – 1.4%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	428,947	3.069		04/20/35	402,309
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
	834,691	0.806		02/25/48	836,892
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
	724,152	3.425		06/25/34	713,730
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	1,750,767	5.702		08/19/36	1,162,645
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	364,678	2.612		08/25/35	287,163
Lanark Master Issuer PLC Series 2007-1X, Class 3A2
EUR	4,140,411	1.031		12/22/54	5,497,442
Luminent Mortgage Trust Series 2006-5, Class A1A
	$1,618,736	0.446		07/25/36	862,948
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,769,454	1.370		01/25/46	949,843

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations(b) – (continued)

Sequoia Mortgage Trust Series 2004-10, Class A3A
$358,488	0.794%	11/20/34	$300,044
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
856,240	2.463	05/25/34	814,311
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
170,996	2.716	09/25/34	154,953
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
884,166	2.644	11/25/34	743,374
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
1,916,478	1.070	02/25/47	1,137,813

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,863,467

Federal Agencies – 13.6%
Adjustable Rate FNMA(b) – 1.1%
$4,489,411	5.734%	09/01/37	$4,717,516
2,513,587	6.107	09/01/37	2,631,536
3,432,736	5.830	10/01/37	3,626,629

			10,975,681

FHLMC – 2.0%
2,466	5.000	09/01/16	2,628
33,141	5.000	11/01/16	35,317
7,827	5.000	12/01/16	8,341
108,461	5.000	01/01/17	115,682
190,280	5.000	02/01/17	203,080
146,451	5.000	03/01/17	156,299
257,921	5.000	04/01/17	275,274
10,309	5.000	05/01/17	11,003
4,264	5.000	06/01/17	4,551
9,406	5.000	08/01/17	10,038
667,058	5.000	09/01/17	711,930
743,935	5.000	10/01/17	793,977
439,480	5.000	11/01/17	469,042
487,481	5.000	12/01/17	520,272
601,605	5.000	01/01/18	642,300
1,315,555	5.000	02/01/18	1,404,883
1,300,244	5.000	03/01/18	1,388,696
1,093,174	5.000	04/01/18	1,167,641
744,874	5.000	05/01/18	795,657
176,051	5.000	06/01/18	188,055
167,076	5.000	07/01/18	178,465
98,689	5.000	08/01/18	105,397
65,562	5.000	09/01/18	70,029
245,728	5.000	10/01/18	262,465
266,109	5.000	11/01/18	284,234
180,314	5.000	12/01/18	192,601
132,888	5.000	01/01/19	141,959
21,457	5.000	02/01/19	22,944
32,006	5.000	03/01/19	34,224
108,951	5.000	02/01/37	115,773
47,633	5.000	03/01/39	51,077
922,455	5.000	04/01/39	989,153
33,215	5.000	05/01/39	35,617
90,344	5.000	08/01/39	96,876
1,037,359	4.500	09/01/39	1,093,558
161,312	5.000	09/01/39	172,976
946,462	4.500	10/01/39	996,681
977,755	5.000	10/01/39	1,048,451
572,162	5.000	11/01/39	613,531
163,396	5.000	01/01/40	173,117
1,979,273	5.000	06/01/40	2,122,383
1,800,000	4.500	09/01/40	1,873,988

			19,580,165

FNMA – 6.6%
5,097	5.000	01/01/17	5,430
11,208	5.000	08/01/17	11,956
263,537	5.000	09/01/17	281,112
32,808	5.000	03/01/18	35,045
60,439	5.000	04/01/18	64,563
151,130	5.000	05/01/18	161,453
75,168	5.000	06/01/18	80,296
95,026	5.000	07/01/18	101,506
156,373	5.000	10/01/18	167,035
64,007	5.000	11/01/18	68,375
262,370	5.000	12/01/18	280,260
53,543	5.000	02/01/19	57,267
10,507	5.000	03/01/19	11,223
106,495	5.000	04/01/19	113,887
238,046	5.000	07/01/19	254,600
141,110	5.000	08/01/19	150,924
98,105	5.000	09/01/19	104,928
814,549	5.000	10/01/19	870,089
16,979	5.000	11/01/19	18,160
90,657	5.000	12/01/19	96,947
153,206	5.000	01/01/20	163,682
1,968,304	5.000	05/01/21	2,105,187
27,953	5.000	08/01/33	29,649
14,476	5.500	02/01/34	15,533
13,727	5.500	05/01/34	14,729
10,739	5.500	10/01/34	11,512
79,572	5.500	12/01/34	85,229
23,351	5.500	04/01/35	25,011
20,105	5.500	07/01/35	21,516
20,793,037	6.000	10/01/37	22,324,795
38,661	6.000	07/01/38	41,500
420,634	5.000	02/01/39	449,702
1,489,589	4.500	03/01/39	1,572,738
502,049	5.000	03/01/39	536,584
1,136,760	4.500	05/01/39	1,197,728
28,778	5.000	05/01/39	30,901
136,563	4.500	06/01/39	144,041
27,368	5.000	06/01/39	29,387
125,881	4.500	07/01/39	132,908
99,852	5.000	07/01/39	107,220
620,342	4.500	08/01/39	654,762

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$46,160	5.000%		08/01/39		$49,567
	430,193	4.500		09/01/39		454,206
	482,123	5.000		09/01/39		517,699
	406,680	4.500		10/01/39		428,760
	285,491	5.000		10/01/39		306,558
	826,927	4.500		11/01/39		873,087
	504,890	5.000		11/01/39		542,145
	285,496	4.500		12/01/39		301,433
	83,368	5.000		12/01/39		89,519
	318,312	5.000		01/01/40		341,800
	12,178,710	5.000		05/01/40		13,052,684
	596,331	4.500		06/01/40		629,618
	497,500	5.000		07/01/40		534,210
	996,417	4.500		09/01/40		1,038,789
	9,000,000	3.500		TBA-15yr	(c)	9,248,437
	1,000,000	3.000		TBA-15yr	(c)	1,005,313
	2,000,000	3.500		TBA-30yr	(c)	2,014,844

						64,058,039

GNMA – 3.9%
	95,432	4.500		10/15/39		101,341
	33,000,000	4.000		TBA-30yr	(c)	34,085,625
	3,000,000	4.500		TBA-30yr	(c)	3,157,500

						37,344,466

TOTAL FEDERAL AGENCIES						$131,958,351

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $150,647,575)						$148,664,680

Agency Debentures – 0.7%

FFCB
	$2,200,000	4.250%		04/16/18		$2,473,872
FHLB
	1,900,000	4.500		09/13/19		2,142,760
	1,300,000	5.625		03/14/36		1,613,773
Tennessee Valley Authority
	300,000	4.625		09/15/60		312,526

TOTAL AGENCY DEBENTURES
(Cost $5,775,364)						$6,542,931

Government Guarantee Obligations – 6.8%

Achmea Hypotheekbank NV(a)(d)
	$4,800,000	3.200%		11/03/14		$5,102,554
Citigroup Funding, Inc.(e)
	1,900,000	1.875		10/22/12		1,949,356
Fortis Bank Nederland NV(e)
EUR	4,400,000	3.000		04/17/12		6,138,866
General Electric Capital Corp.(d)
	2,500,000	4.000		06/15/12		3,556,499
ING Bank NV(e)
	2,600,000	3.375		03/03/14		3,731,743
Kreditanstalt fuer Wiederaufbau
	$1,600,000	3.250	(d)	02/15/11		1,618,507
EUR	12,900,000	1.250	(e)	06/17/13		17,585,120
	3,000,000	3.125	(e)	02/25/14		4,298,602
AUD	3,000,000	6.000	(d)	08/20/20		2,872,018
LeasePlan Corp. NV(e)
EUR	2,750,000	3.250		05/22/14		3,933,517
NIBC Bank NV(a)(d)
	$2,700,000	2.800		12/02/14		2,816,505
Swedbank AB(e)
EUR	2,550,000	3.375		05/27/14		3,664,793
Western Corporate Federal Credit Union(e)
	$2,150,000	1.750		11/02/12		2,198,914
Westpac Securities NZ Ltd.(a)(d)
	6,975,000	2.500		05/25/12		7,138,843

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $61,914,798)						$66,605,837

U.S. Treasury Obligations – 3.0%

United States Treasury Bonds
	$1,400,000	4.500%		08/15/39		$1,603,112
	3,000,000	4.375		05/15/40		3,369,300
United States Treasury Inflation Protected Securities
	2,214,976	1.625		01/15/15		2,367,083
	1,038,910	2.125		02/15/40		1,160,900
United States Treasury Notes
	5,900,000	0.375		08/31/12		5,895,622
	5,900,000	0.750		08/15/13		5,922,243
	1,680,000	1.250		08/31/15		1,679,647
	100,000	3.250		05/31/16		109,510
	6,130,000	3.250		12/31/16		6,690,773

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,511,780)						$28,798,190

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – 0.0%

Cross Currency Options – 0.0%
Call TRY 7,751,240 Put EUR 4,123,000	1.880%	10/01/10	$—
Put CHF 3,657,055 Call EUR 2,719,000	1.345	10/01/10	4,159
Put CHF 7,663,125 Call EUR 5,025,000	1.525	01/07/11	2,692
Put GBP 2,362,315 Call EUR 2,731,000	0.865	10/21/10	45,242
Put NZD 5,090,572 Call EUR 2,692,000	1.891	10/28/10	23,363

			75,456

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – (continued)

Currency Options – 0.0%
Call HKD 42,273,000 Put USD 5,490,000	7.700%	12/23/10	$3,151
Call USD 3,596,715 Put EUR 2,799,000	1.285	10/04/10	—
Put CHF 5,433,120 Call USD 5,488,000	0.990	10/07/10	7,546
Put USD 3,719,871 Call EUR 2,799,000	1.329	10/04/10	98,194
Put USD 3,756,800 Call GBP 2,348,000	1.600	10/07/10	3,191
Put USD 4,640,000 Call GBP 2,900,000	1.600	10/01/10	23
Put USD 5,717,250 Call EUR 4,235,000	1.350	10/18/10	97,027

			209,132

TOTAL OPTIONS PURCHASED
(Cost $178,785)			$284,588

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 6.1%

Commercial Paper – 6.1%
JPMorgan Corp.
$26,903,461	0.150%	10/01/10	$26,903,461
Rabobank
32,978,896	0.170	10/01/10	32,978,896

TOTAL SHORT-TERM OBLIGATIONS
(Cost $59,882,357)			$59,882,357

TOTAL INVESTMENTS – 106.2%
(Cost $961,516,150)			$1,034,797,974

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.2)%			(60,446,370)

NET ASSETS – 100.0%			$974,351,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $84,378,959, which represents approximately 8.7% of net assets as of September 30, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $49,511,719 which represents approximately 5.1% of net assets as of September 30, 2010.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $23,104,926, which represents approximately 2.4% of net assets as of September 30, 2010.

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $43,500,911, which represents approximately 4.4% of net assets as of September 30, 2010.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
COP	—	Colombian Peso
CZK	—	Czech Koruna
DKK	—	Danish Krone
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CHFOR	—	Swiss Franc Offered Rate
CPI	—	Consumer Price Index
EURO	—	Euro Offered Rate
FDIC	—	Federal Deposit Insurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Bank of America Securities LLC	CAD	Purchase	12/15/10	$2,730,102	$47,102
		Sale	12/15/10	803,599	4,401
	CLP	Purchase	10/25/10	1,011,000	22,800
	CNY	Purchase	03/10/11	7,838,836	59,587
	CZK	Purchase	12/15/10	1,932,652	93,188
	EUR	Purchase	12/15/10	6,798,964	243,553
	HUF	Purchase	12/15/10	1,833,316	316
	INR	Purchase	10/15/10	1,418,586	57,586
		Purchase	10/21/10	987,950	20,950
	KRW	Purchase	10/29/10	478,876	2,876
	MXN	Sale	12/15/10	455,279	2,721
	PHP	Purchase	10/18/10	673,524	6,524
	TRY	Purchase	12/15/10	1,860,690	30,690
	ZAR	Purchase	12/15/10	958,440	24,440
Barclays Bank PLC	AUD	Purchase	12/15/10	2,041,243	77,847
	CNY	Purchase	12/10/10	3,403,429	45,868
	EUR	Purchase	12/15/10	2,803,902	56,042
	GBP	Purchase	12/15/10	1,354,948	21,596
	IDR	Purchase	10/04/10	924,352	4,620
	INR	Purchase	10/15/10	1,130,129	35,187
	MYR	Purchase	10/25/10	1,833,721	721
	PHP	Purchase	11/19/10	2,764,772	86,165
	PLN	Purchase	12/15/10	2,701,115	122,857
	TWD	Purchase	11/19/10	1,162,303	7,375
BNP Paribas SA	AUD	Purchase	12/15/10	2,178,156	94,428
	EGP	Purchase	10/12/10	1,342,475	475
		Purchase	11/08/10	3,857,596	19,596
		Purchase	11/09/10	739,080	1,032
	EUR	Purchase	12/15/10	2,829,789	81,588
	GBP	Purchase	12/15/10	923,186	6,929
		Sale	12/15/10	905,916	9,674
	JPY	Purchase	12/15/10	1,886,981	46,980
		Sale	12/15/10	1,828,040	3,960
Citibank NA	CAD	Purchase	12/15/10	839,369	4,165
	CNY	Purchase	12/10/10	3,381,614	46,559
	IDR	Purchase	11/09/10	1,348,097	2,097
	ILS	Purchase	12/15/10	945,720	25,720
	KRW	Purchase	10/18/10	938,068	18,068
	RUB	Purchase	10/20/10	935,010	15,010
		Purchase	10/25/10	926,660	11,660
		Purchase	12/07/10	1,571,039	8,058
	SGD	Purchase	12/15/10	850,202	14,082
	TWD	Purchase	11/19/10	5,312,972	77,938

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Credit Suisse International (London)	AUD	Purchase	10/21/10	$2,059,233	$16,704
	BRL	Purchase	10/28/10	980,630	14,630
	CAD	Purchase	12/15/10	1,355,174	11,174
	EUR	Purchase	10/22/10	8,025,697	483,671
		Purchase	12/15/10	926,459	12,363
	HUF	Purchase	12/15/10	871,710	70,710
	JPY	Purchase	12/15/10	1,877,661	18,661
		Sale	12/15/10	1,161,197	3,803
	PHP	Purchase	10/20/10	473,106	3,106
	TRY	Purchase	12/15/10	1,380,240	45,240
Deutsche Bank AG (London)	AUD	Purchase	12/15/10	1,743,481	42,734
	CLP	Purchase	10/25/10	449,308	10,108
	CNY	Purchase	12/21/10	920,336	2,336
		Purchase	12/27/10	916,123	1,123
		Purchase	03/10/11	3,586,053	25,669
	COP	Purchase	11/26/10	1,833,995	3,995
	EUR	Purchase	12/15/10	7,936,215	462,711
	GBP	Purchase	12/15/10	12,464,213	51,443
		Sale	12/15/10	3,852,889	18,912
	ILS	Purchase	12/15/10	4,444,612	141,516
	INR	Purchase	10/15/10	3,066,132	92,909
		Purchase	10/25/10	926,217	10,217
	JPY	Purchase	12/15/10	2,165,445	13,445
	KRW	Purchase	11/01/10	544,475	475
	RUB	Purchase	12/07/10	2,158,261	11,917
	ZAR	Purchase	12/15/10	390,959	4,959
HSBC Bank PLC	CNY	Purchase	12/10/10	2,768,295	32,867
	IDR	Sale	11/09/10	1,348,097	6,331
JPMorgan Securities, Inc.	CNY	Purchase	12/21/10	2,782,414	7,414
	EUR	Purchase	10/22/10	6,519,723	79,369
		Purchase	12/15/10	3,043,691	113,320
	ILS	Purchase	12/15/10	69,985	985
	INR	Purchase	10/15/10	852,292	25,292
	JPY	Purchase	12/15/10	2,293,586	29,586
	KRW	Purchase	10/29/10	478,667	2,667
	RUB	Purchase	10/27/10	692,372	2,372
	SGD	Purchase	12/15/10	5,325,615	80,894
	TRY	Purchase	12/15/10	708,589	18,589
Morgan Stanley Capital Services, Inc.	BRL	Purchase	10/18/10	709,007	12,075
	CAD	Sale	12/15/10	1,097,754	2,246
	EGP	Purchase	11/09/10	591,456	1,019
	EUR	Purchase	12/15/10	6,986,594	262,425
	GBP	Purchase	12/15/10	8,432,490	129,814
	INR	Purchase	10/20/10	992,209	25,209
	JPY	Purchase	12/15/10	1,864,265	31,265
	RUB	Purchase	10/25/10	1,848,741	13,741
	TRY	Purchase	12/15/10	9,470,691	229,691
	ZAR	Purchase	12/15/10	1,703,626	31,386
Royal Bank of Canada	BRL	Purchase	10/18/10	2,697,315	28,315
	CAD	Purchase	12/15/10	3,466,299	23,299
	CLP	Purchase	10/25/10	461,050	2,050
	MXN	Sale	12/15/10	1,273,979	8,021
	PLN	Purchase	12/15/10	2,698,386	125,336

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Royal Bank of Scotland	CAD	Sale	12/15/10	$917,715	$2,285
	CNY	Purchase	12/10/10	3,559,985	26,856
	EUR	Purchase	12/15/10	2,352,934	91,324
	HUF	Purchase	12/15/10	2,870,119	194,536
State Street Bank	AUD	Purchase	12/15/10	6,029,899	230,612
	EUR	Purchase	12/15/10	6,235,889	299,818
	INR	Purchase	10/15/10	2,391,208	122,738
	KRW	Purchase	10/18/10	1,266,426	19,785
	MXN	Purchase	12/15/10	854,410	18,291
		Sale	12/15/10	1,820,306	11,694
Westpac Banking Corp.	AUD	Purchase	12/15/10	915,304	6,511
	JPY	Purchase	12/15/10	1,538,896	33,880
	NZD	Purchase	12/15/10	828,303	3,509

TOTAL					$5,524,979

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Bank of America Securities LLC	BRL	Sale	10/18/10	$1,790,665	$(25,389)
	CAD	Purchase	12/15/10	1,057,799	(3,201)
	EUR	Sale	12/15/10	2,768,478	(135,198)
	GBP	Purchase	12/15/10	521,255	(3,802)
	HUF	Sale	12/15/10	3,673,000	(309,572)
	ILS	Sale	12/15/10	306,065	(5,065)
	JPY	Purchase	12/15/10	1,325,936	(9,064)
		Sale	12/15/10	940,983	(20,983)
	MYR	Purchase	11/01/10	908,610	(2,390)
	SGD	Sale	12/15/10	994,335	(22,335)
	TWD	Sale	11/19/10	925,205	(8,205)
Barclays Bank PLC	AUD	Purchase	12/15/10	757,328	(4,192)
		Sale	12/15/10	644,351	(12,875)
	CAD	Sale	12/15/10	514,179	(11,256)
	EUR	Sale	12/15/10	1,389,008	(25,636)
	GBP	Sale	12/15/10	1,361,228	(22,776)
	ILS	Sale	12/15/10	208,399	(3,399)
	INR	Sale	10/15/10	963,302	(17,899)
	JPY	Sale	12/15/10	693,165	(19,165)
	MYR	Purchase	11/01/10	908,655	(2,345)
	PHP	Sale	11/19/10	2,732,828	(44,828)
	PLN	Sale	11/09/10	2,655,592	(160,168)
	SEK	Sale	11/16/10	5,581,098	(244,381)
	TRY	Sale	12/15/10	918,738	(2,738)
	TWD	Purchase	11/01/10	814,980	(1,020)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

BNP Paribas SA	AUD	Purchase	12/15/10	$452,865	$(856)
		Sale	12/15/10	774,562	(23,640)
	CAD	Sale	12/15/10	919,984	(4,984)
	CNY	Purchase	12/29/10	1,176,886	(5,114)
	EGP	Sale	11/08/10	2,020,428	(13,741)
	EUR	Sale	12/15/10	2,362,471	(99,421)
	GBP	Sale	12/15/10	916,906	(1,276)
	HUF	Sale	12/15/10	3,671,012	(308,049)
	INR	Purchase	11/04/10	548,404	(1,596)
	JPY	Sale	12/15/10	6,422,352	(41,352)
	MXN	Purchase	12/15/10	826,865	(1,135)
Citibank NA	AUD	Sale	12/15/10	8,362,269	(527,808)
	CZK	Sale	12/15/10	3,061,359	(186,690)
	IDR	Sale	10/04/10	2,763,861	(59,861)
	MYR	Purchase	10/29/10	2,741,423	(2,577)
	PLN	Sale	12/15/10	2,535,562	(110,815)
	RUB	Purchase	10/29/10	1,822,907	(7,093)
	SGD	Sale	12/15/10	2,753,318	(66,318)
	TWD	Purchase	11/01/10	1,829,828	(3,172)
		Sale	11/19/10	1,783,936	(28,084)
	ZAR	Sale	12/15/10	2,324,403	(77,258)
Credit Suisse International (London)	AUD	Purchase	12/15/10	903,815	(3,709)
	CHF	Sale	12/15/10	1,108,553	(21,597)
	EUR	Sale	10/06/10	940,575	(7,527)
		Sale	12/15/10	1,434,650	(90,937)
	GBP	Purchase	12/15/10	907,486	(7,066)
	JPY	Sale	12/15/10	2,565,953	(24,247)
	MYR	Purchase	11/01/10	913,839	(3,161)
	NOK	Sale	12/15/10	2,593,006	(84,647)
	ZAR	Purchase	12/15/10	729,553	(3,447)
Deutsche Bank AG (London)	AUD	Purchase	12/15/10	450,950	(3,485)
		Sale	12/15/10	1,408,381	(80,185)
	CAD	Purchase	12/15/10	662,408	(592)
		Sale	12/15/10	1,081,383	(3,383)
	CNY	Purchase	01/12/11	2,388,411	(20,589)
	COP	Sale	11/26/10	1,371,803	(9,803)
	EUR	Sale	10/06/10	1,881,149	(41,548)
		Sale	12/15/10	6,087,077	(367,570)
	GBP	Purchase	12/15/10	4,302,864	(15,353)
		Sale	12/15/10	11,207,635	(52,352)
	IDR	Sale	10/04/10	1,373,673	(18,673)
	ILS	Sale	12/15/10	208,281	(3,281)
	INR	Sale	10/15/10	2,604,545	(68,806)
		Sale	10/20/10	919,176	(4,176)
		Sale	10/29/10	917,424	(2,424)
	JPY	Purchase	12/15/10	1,158,906	(6,094)
		Sale	12/15/10	1,309,508	(8,508)
	MXN	Sale	12/15/10	1,394,265	(50,265)
	NZD	Purchase	12/15/10	906,357	(4,526)
		Sale	12/15/10	2,610,424	(38,373)
	SGD	Sale	12/15/10	596,611	(13,611)
	ZAR	Sale	12/15/10	2,345,258	(77,656)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

HSBC Bank PLC	CNY	Sale	12/10/10	$8,583,039	$(54,617)
	EUR	Sale	10/22/10	333,968,786	(21,322,426)
	GBP	Sale	10/29/10	56,498,220	(595,756)
	IDR	Purchase	10/04/10	1,356,379	(172)
	TRY	Sale	12/15/10	3,043,496	(115,161)
JPMorgan Securities, Inc.	CAD	Purchase	12/15/10	2,668,379	(621)
	EUR	Purchase	12/15/10	1,827,032	(4,700)
		Sale	12/15/10	3,716,737	(59,703)
	INR	Sale	10/15/10	1,138,333	(15,281)
		Sale	10/25/10	925,813	(10,813)
		Purchase	11/04/10	914,339	(2,662)
	MXN	Sale	12/15/10	830,949	(2,949)
	SGD	Sale	12/15/10	344,818	(8,281)
	TRY	Sale	12/15/10	3,510,280	(140,280)
Morgan Stanley Capital Services, Inc.	AUD	Sale	10/21/10	4,935,020	(263,434)
	BRL	Sale	10/18/10	1,734,150	(28,251)
	CAD	Purchase	12/15/10	671,616	(1,384)
		Sale	12/15/10	332,578	(578)
	CZK	Sale	12/15/10	3,070,944	(188,773)
	EUR	Sale	10/06/10	940,575	(2,545)
		Sale	12/15/10	2,381,545	(129,453)
	ILS	Sale	12/15/10	1,847,556	(53,928)
	INR	Purchase	11/04/10	339,464	(536)
	JPY	Sale	11/05/10	165,338,567	(2,298,730)
	NZD	Sale	12/15/10	549,793	(2,585)
	RUB	Sale	12/07/10	1,862,389	(23,389)
	SEK	Sale	12/15/10	2,836,841	(167,841)
	SGD	Sale	12/15/10	796,155	(18,155)
	TRY	Sale	12/15/10	3,985,558	(136,085)
Royal Bank of Canada	BRL	Sale	10/28/10	984,375	(18,375)
	CAD	Sale	11/08/10	20,975,808	(49,232)
		Sale	12/15/10	2,678,906	(3,323)
	COP	Sale	11/26/10	947,989	(13,989)
	EUR	Sale	10/22/10	2,372,203	(99,956)
Royal Bank of Scotland	AUD	Sale	12/15/10	1,408,381	(80,141)
	CNY	Purchase	12/28/10	1,033,679	(4,601)
	GBP	Sale	12/15/10	2,456,343	(30,609)
	KRW	Sale	10/18/10	2,024,380	(40,850)
	NZD	Sale	12/15/10	2,619,222	(39,491)
	PHP	Purchase	10/29/10	914,463	(2,537)
State Street Bank	CAD	Sale	12/15/10	917,792	(792)
	EUR	Sale	12/15/10	2,546,401	(145,147)
	KRW	Sale	10/18/10	2,033,020	(38,609)
	MXN	Purchase	12/15/10	915,417	(1,583)
	SGD	Sale	12/15/10	756,099	(17,099)
	ZAR	Sale	12/15/10	1,020,799	(26,799)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

UBS AG (London)	EUR	Sale	10/04/10	$5,773,190	$(115,357)
		Sale	12/15/10	1,858,369	(29,408)
	MXN	Sale	12/15/10	1,365,466	(30,466)
	NZD	Sale	12/15/10	930,419	(3,967)
Westpac Banking Corp.	DKK	Sale	11/18/10	2,989,601	(108,617)

TOTAL					$(30,376,350)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Gain

Bank of America Securities LLC	EUR/CHF	12/15/10	$4,448,367	$4,354,107	$94,260
	EUR/GBP	12/15/10	904,320	899,592	4,728
	HUF/EUR	12/15/10	484,908	476,854	8,054
	PLN/HUF	12/15/10	734,959	732,779	2,180
Barclays Bank PLC	EUR/CAD	12/15/10	1,427,837	1,374,167	53,670
	EUR/CHF	12/15/10	1,456,448	1,416,414	40,034
	EUR/JPY	12/15/10	918,285	908,390	9,895
	EUR/NOK	12/15/10	2,352,935	2,319,636	33,299
	NOK/GBP	12/15/10	916,854	910,625	6,229
	TRY/EUR	10/04/10	948,317	946,078	2,239
	TRY/EUR	12/15/10	920,517	918,285	2,232
BNP Paribas SA	EUR/CHF	12/15/10	1,641,741	1,625,597	16,144
	EUR/JPY	12/15/10	952,346	945,469	6,877
	HUF/EUR	12/15/10	739,845	718,006	21,839
	PLN/EUR	12/15/10	943,521	940,084	3,437
Credit Suisse International (London)	AUD/NZD	12/15/10	1,370,084	1,326,359	43,725
	EUR/CHF	12/15/10	1,430,562	1,368,839	61,723
	EUR/GBP	12/15/10	2,837,963	2,772,850	65,113
	EUR/JPY	12/15/10	953,708	939,478	14,230
Deutsche Bank AG (London)	EUR/CHF	12/15/10	3,508,557	3,474,873	33,684
	EUR/GBP	12/15/10	4,752,033	4,616,915	135,118
	EUR/JPY	12/15/10	4,403,620	4,348,119	55,501
	JPY/EUR	12/15/10	903,921	903,298	623
	PLN/NZD	12/15/10	946,433	926,044	20,389
HSBC Bank PLC	TRY/EUR	12/15/10	499,143	497,970	1,173
JPMorgan Securities, Inc.	EUR/CAD	12/15/10	1,389,689	1,371,697	17,992
	EUR/GBP	12/15/10	916,921	901,198	15,723
	SEK/EUR	12/15/10	1,463,193	1,448,274	14,919
Morgan Stanley Capital Services, Inc.	EUR/CHF	12/15/10	4,029,757	3,944,674	85,083
Royal Bank of Scotland	HUF/EUR	12/15/10	759,506	750,705	8,801
	NOK/GBP	12/15/10	923,211	915,336	7,875
State Street Bank	EUR/CHF	12/15/10	918,285	902,167	16,118
	EUR/NOK	12/15/10	2,802,540	2,782,732	19,808
	SEK/EUR	12/15/10	1,906,138	1,903,329	2,809

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN
(PURCHASE/SALE) (continued)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Gain

UBS AG (London)	EUR/GBP	12/15/10	$957,795	$925,542	$32,253
	NOK/GBP	12/15/10	920,920	915,336	5,584
	SEK/EUR	12/15/10	3,607,986	3,564,230	43,756

TOTAL					$1,007,117

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Loss

Bank of America Securities LLC	CHF/EUR	12/15/10	$894,634	$918,285	$(23,651)
	EUR/PLN	12/15/10	929,184	930,716	(1,532)
	EUR/SEK	12/15/10	1,444,187	1,449,460	(5,273)
	JPY/EUR	12/15/10	902,644	918,285	(15,641)
	NZD/EUR	12/15/10	885,438	915,560	(30,122)
Barclays Bank PLC	CHF/EUR	12/15/10	144,278	147,144	(2,866)
	GBP/NZD	12/15/10	555,796	559,286	(3,490)
BNP Paribas SA	CHF/EUR	12/15/10	1,386,437	1,419,663	(33,226)
	EUR/HUF	12/15/10	737,080	737,127	(47)
	JPY/EUR	12/15/10	922,377	929,184	(6,807)
	NZD/EUR	12/15/10	1,375,954	1,455,086	(79,132)
	PLN/HUF	12/15/10	1,429,221	1,502,249	(73,028)
Citibank NA	EUR/PLN	12/15/10	937,359	940,621	(3,262)
	PLN/EUR	12/15/10	1,388,623	1,400,589	(11,966)
Credit Suisse International (London)	AUD/EUR	12/15/10	2,803,473	2,869,299	(65,826)
	CHF/EUR	12/15/10	2,077,031	2,155,381	(78,350)
	JPY/EUR	12/15/10	927,064	935,996	(8,932)
	NZD/EUR	12/15/10	2,027,103	2,151,293	(124,190)
Deutsche Bank AG (London)	AUD/EUR	12/15/10	934,000	953,708	(19,708)
	CHF/EUR	12/15/10	2,939,097	3,000,775	(61,678)
	GBP/EUR	12/15/10	1,688,162	1,743,034	(54,872)
	JPY/EUR	12/15/10	2,169,842	2,201,704	(31,862)
	NZD/EUR	12/15/10	1,300,899	1,376,065	(75,166)
	PLN/EUR	12/15/10	746,718	752,067	(5,349)
JPMorgan Securities, Inc.	CHF/EUR	12/15/10	2,149,908	2,183,992	(34,084)
	EUR/TRY	10/04/10	441,680	443,016	(1,336)
	GBP/NZD	12/15/10	370,530	372,274	(1,744)
	ILS/EUR	12/15/10	1,385,438	1,434,650	(49,212)
Morgan Stanley Capital Services, Inc.	CHF/EUR	12/15/10	938,131	953,708	(15,577)
	EUR/HUF	12/15/10	1,149,900	1,186,196	(36,296)
	JPY/EUR	12/15/10	915,869	916,922	(1,053)
Royal Bank of Scotland	NOK/EUR	12/15/10	4,863,846	4,938,392	(74,546)
State Street Bank	AUD/CAD	12/15/10	906,687	912,786	(6,099)
	CHF/EUR	12/15/10	694,407	720,731	(26,324)
	EUR/SEK	12/15/10	2,825,701	2,829,716	(4,015)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
(PURCHASE/SALE) (continued)

			Purchase	Sale
		Expiration	Current	Current	Unrealized
Counterparty	Currency	Date	Value	Value	Loss

State Street Bank (continued)	NOK/EUR	12/15/10	$4,905,754	$4,988,421	$(82,667)
UBS AG (London)	CHF/EUR	12/15/10	2,087,961	2,149,931	(61,970)
	NZD/AUD	12/15/10	916,065	917,214	(1,149)

TOTAL					$(1,212,048)

FORWARD SALES CONTRACTS — At September 30, 2010, the Fund had the following forward sales contracts:(c)

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FHLMC (Proceeds Receivable $1,042,852)	4.500%	TBA-30yr	10/13/10	$(1,000,000)	$(1,039,766)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bond	129	December 2010	$13,450,540	$93,586
Eurodollars	3	December 2010	747,300	4,867
Eurodollars	3	March 2011	746,925	17,734
Eurodollars	3	June 2011	746,363	19,609
Eurodollars	3	September 2011	745,650	21,027
Eurodollars	3	December 2011	744,750	22,173
Eurodollars	405	March 2012	100,404,562	151,064
Japan 10 Year Government Bond	(13)	December 2010	(22,334,212)	(352,123)
Ultra Long U.S. Treasury Bonds	(6)	December 2010	(847,688)	(11,986)
U.K. Life Long Gilt	(25)	December 2010	(4,882,355)	(458)
2 Year German Euro-Schatz	41	December 2010	6,097,117	(78)
5 Year German Euro-Bobl	(69)	December 2010	(11,345,092)	(8,107)
10 Year German Euro-Bund	109	December 2010	19,529,747	112,137
2 Year U.S. Treasury Notes	281	December 2010	61,675,110	116,889
5 Year U.S. Treasury Notes	194	December 2010	23,448,234	65,313
10 Year U.S. Treasury Notes	738	December 2010	93,022,594	607,896
30 Year U.S. Treasury Bonds	39	December 2010	5,215,031	20,529

TOTAL				$880,072

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
							Upfront
	Notional			Payments	Payments		Payments made
	Amount		Termination	received by	made by	Market	(received) by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Bank of America Securities LLC	CAD 9,800	(a)	04/08/16	3 month CDOR	3.845%	$(712,614)	$—	$(712,614)
	13,700	(a)	04/08/21	4.350%	3 month CDOR	1,503,343	—	1,503,343
	4,000	(a)	04/08/41	3 month CDOR	4.496	(708,570)	—	(708,570)
Barclays Bank PLC	GBP 15,630		11/02/15	6 month BP	2.587	(554,123)	827	(554,950)
	14,050	(a)	11/03/15	6 month BP	2.589	(498,784)	(3,908)	(494,876)
	5,590	(a)	11/10/15	6 month BP	2.482	(149,706)	4,204	(153,910)
	EUR 20,310	(a)	04/23/20	4.259	6 month EURO	1,227,514	—	1,227,514
	4,870	(a)	05/12/20	4.265	6 month EURO	293,161	—	293,161
	8,470	(a)	05/14/20	4.265	6 month EURO	509,344	—	509,344
	GBP 26,380	(a)	11/02/20	3.493	6 month BP	1,638,193	(18,047)	1,656,240
	24,210	(a)	11/03/20	3.485	6 month BP	1,473,301	(4,451)	1,477,752
	9,610	(a)	11/10/20	3.395	6 month BP	455,990	(17,391)	473,381
	13,180	(a)	11/02/25	6 month BP	3.872	(1,078,386)	11,637	(1,090,023)
	12,180	(a)	11/03/25	6 month BP	3.865	(978,946)	(1,107)	(977,839)
	4,815		11/10/25	6 month BP	3.777	(302,378)	11,226	(313,604)
	EUR 6,090	(a)	04/23/40	6 month EURO	4.085	(1,260,116)	—	(1,260,116)
	1,350	(a)	05/12/40	6 month EURO	3.940	(237,962)	—	(237,962)
	2,530	(a)	05/14/40	6 month EURO	3.935	(443,088)	—	(443,088)
Citibank NA	KRW 8,068,285		07/15/14	3.905	3 month KWCDC	118,872	—	118,872
	EUR 20,380	(a)	04/23/20	4.286	6 month EURO	1,263,630	—	1,263,630
	12,950	(a)	05/14/20	4.348	6 month EURO	839,640	—	839,640
	6,110	(a)	04/23/40	6 month EURO	4.119	(1,308,102)	—	(1,308,102)
	3,820	(a)	05/14/40	6 month EURO	4.044	(756,581)	—	(756,581)
Credit Suisse First Boston Corp.	$53,650	(a)	12/15/12	3 month LIBOR	1.750	(1,132,417)	(187,554)	(944,863)
	EUR 26,320	(a)	12/15/15	6 month EURO	2.750	(1,191,044)	(543,499)	(647,545)
	$16,830	(a)	08/15/17	3 month LIBOR	2.107	(10,248)	—	(10,248)
	33,650	(a)	08/15/17	3 month LIBOR	2.244	(308,598)	—	(308,598)
	EUR 5,650		08/06/20	3.764	6 month EURO	165,058	—	165,058
	1,550	(b)	08/06/40	6 month EURO	3.630	(171,863)	—	(171,863)
JPMorgan Securities, Inc.	5,310	(a)	08/07/20	3.653	6 month EURO	121,640	—	121,640
	10,600	(a)	08/10/20	3.530	6 month EURO	168,243	—	168,243
	1,450	(a)	08/07/40	6 month EURO	3.542	(134,172)	—	(134,172)
	2,900	(a)	08/10/40	6 month EURO	3.417	(192,364)	—	(192,364)
Morgan Stanley Capital Services, Inc.	$16,830	(a)	08/15/17	3 month LIBOR	2.186	(93,283)	—	(93,283)
UBS AG (London)	JPY 1,076,000	(a)	12/15/15	1.000	6 month JYOR	322,855	152,770	170,085
	CHF 5,400		01/06/17	2.105	6 month CHFOR	324,902	—	324,902

TOTAL						$(1,797,659)	$(595,293)	$(1,202,366)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS — For the six months ended September 30, 2010, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding March 31, 2010	—	$—

Contracts written	4,738,000	5,923
Contracts expired	(4,738,000)	(5,923)

Contracts Outstanding September 30, 2010	—	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – 12.4%

Aerospace & Defense(a) – 0.1%
L-3 Communications Corp.
	$100,000	6.375%	10/15/15	$103,000
Spirit AeroSystems, Inc.
	125,000	7.500	10/01/17	128,125

				231,125

Automotive – 0.3%
FCE Bank PLC
EUR	50,000	7.250	07/15/13	71,467
Ford Motor Credit Co. LLC
	$500,000	7.800	06/01/12	533,125

				604,592

Banks(b) – 1.2%
Cie de Financement Foncier
	1,500,000	2.125	04/22/13	1,527,190
Stadshypotek AB
	1,100,000	1.450	09/30/13	1,103,594

				2,630,784

Building Materials(a) – 0.6%
Cemex Finance LLC
	1,220,000	9.500	12/14/16	1,227,681
PLY Gem Industries, Inc.
	148,000	11.750	06/15/13	157,990

				1,385,671

Energy – 2.2%
Brigham Exploration Co.(a)(b)
	271,000	8.750	10/01/18	278,453
Comstock Resources, Inc.(a)
	640,000	8.375	10/15/17	656,000
Continental Resources, Inc.(a)(b)
	100,000	7.125	04/01/21	103,250
EXCO Resources, Inc.(a)
	75,000	7.250	01/15/11	74,906
	310,000	7.500	09/15/18	307,287
Forest Oil Corp.(a)
	250,000	8.500	02/15/14	272,500
Gaz Capital SA for Gazprom(c)
	300,000	9.250	04/23/19	372,750
Penn Virginia Corp.
	125,000	4.500	11/15/12	120,994
Petrohawk Energy Corp.(a)
	125,000	10.500	08/01/14	140,625
	70,000	7.875	06/01/15	73,500
	41,000	7.250 (b)	08/15/18	41,820
Plains Exploration & Production Co.(a)
	125,000	7.750	06/15/15	130,938
Quicksilver Resources, Inc.(a)
	513,000	8.250	08/01/15	542,497
SESI LLC(a)(c)(d)
	340,000	1.500	12/15/26	331,024
Whiting Petroleum Corp.(a)
	950,000	7.000	02/01/14	1,002,250
	485,000	6.500	10/01/18	494,700

				4,943,494

Entertainment(a) – 0.3%
MU Finance PLC(b)
	$275,000	8.375	02/01/17	$269,500
Universal City Development Partners Ltd.
	489,000	8.875	11/15/15	504,281

				773,781

Gaming(a) – 0.2%
Harrah’s Operating Co., Inc.
	250,000	11.250	06/01/17	273,750
MGM Resorts International
	250,000	10.375	05/15/14	276,875

				550,625

Health Care – Medical Products(a) – 0.4%
Bausch & Lomb, Inc.
	239,000	9.875	11/01/15	253,937
DJO Finance LLC/DJO Finance Corp.
	655,000	10.875	11/15/14	713,950

				967,887

Health Care – Services(a) – 0.4%
Alliance HealthCare Services, Inc.
	250,000	8.000	12/01/16	231,875
DaVita, Inc.
	397,000	6.625	03/15/13	403,451
HCA, Inc.
	107,000	9.125	11/15/14	112,751
Psychiatric Solutions, Inc.
	139,000	7.750	07/15/15	143,865
Tenet Healthcare Corp.
	125,000	8.875	07/01/19	138,125

				1,030,067

Lodging(a) – 0.1%
Felcor Lodging LP
	125,000	10.000	10/01/14	135,938

Media – Cable(a) – 0.5%
Charter Communications Operating LLC(b)
	600,000	8.000	04/30/12	636,000
DISH DBS Corp.
	300,000	6.625	10/01/14	313,500
GCI, Inc.
	125,000	7.250	02/15/14	127,812

				1,077,312

Media – Non Cable(a) – 0.6%
Lamar Media Corp.
	125,000	9.750	04/01/14	143,438
LIN Television Corp.
	125,000	6.500	05/15/13	124,375
Nielsen Finance LLC(b)
	187,000	7.750	10/15/18	185,629
Univision Communications, Inc.(b)
	750,000	12.000	07/01/14	817,500

				1,270,942

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Metals & Mining(a) – 0.1%
Teck Resources Ltd.
	$117,000	10.750%	05/15/19	$146,250

Noncaptive – Financial – 2.0%
Ally Credit Canada Ltd.
GBP	250,000	6.625	12/17/10	392,329
Ally Financial, Inc.
	$125,000	6.875	08/28/12	130,000
	125,000	6.750	12/01/14	130,000
CIT Group Funding Co. of Delaware LLC(a)
	148,931	10.250	05/01/13	154,702
	55,483	10.250	05/01/14	57,633
	154,586	10.250	05/01/15	159,610
	119,000	10.250	05/01/16	122,868
	750,000	10.250	05/01/17	776,250
CIT Group, Inc.(a)
	1,013,000	7.000	05/01/13	1,019,331
	97,000	7.000	05/01/14	96,758
International Lease Finance Corp.
	96,000	4.750	01/13/12	95,520
	20,000	5.400	02/15/12	20,100
SLM Corp.
CAD	150,000	4.625	06/15/11	144,766
EUR	1,000,000	3.125	09/17/12	1,280,896

				4,580,763

Packaging(a)(b) – 0.0%
OI European Group BV
	70,000	6.750	09/15/20	97,575

Paper(a) – 0.2%
Domtar Corp.
	$225,000	10.750	06/01/17	277,875
Georgia-Pacific LLC(b)
	97,000	8.250	05/01/16	107,913

				385,788

Pipelines – 0.2%
Carrizo Oil & Gas, Inc.(a)(c)
	200,000	4.375	06/01/28	186,185
Goodrich Petroleum Corp.(a)(c)
	250,000	3.250	12/01/26	244,885
Regency Energy Partners LP
	125,000	9.375	06/01/16	137,500

				568,570

Services Cyclical – Business Services(a)(b) – 0.0%
West Corp.
	100,000	8.625	10/01/18	100,000

Services Cyclical – Rental Equipment(a) – 1.5%
Mobile Mini, Inc.
	125,000	9.750	08/01/14	130,938
RSC Equipment Rental, Inc.
	1,017,000	9.500	12/01/14	1,055,137
United Rentals North America, Inc.
	2,231,000	7.750	11/15/13	2,253,310

				3,439,385

Technology – 0.1%
VeriFone Systems, Inc.
	$125,000	1.375	06/15/12	$124,131

Transportation(a) – 0.2%
United Air Lines, Inc.(b)
	250,000	9.875	08/01/13	268,750
United Continental Holdings Corp.(c)
	125,000	5.000	02/01/21	125,765

				394,515

Wireless Telecommunications – 0.7%
Crown Castle International Corp.(a)
	125,000	9.000	01/15/15	137,500
Intelsat Subsidiary Holding Co. SA(a)
	250,000	8.500	01/15/13	252,500
Nextel Communications, Inc.(a)
	356,000	6.875	10/31/13	359,560
NII Holdings, Inc.
	250,000	3.125	06/15/12	242,736
Sprint Capital Corp.(a)
	110,000	8.375	03/15/12	117,425
Wind Acquisition Finance SA(a)
EUR	250,000	11.750	07/15/17	378,302

				1,488,023

Wirelines Telecommunications(a) – 0.5%
Frontier Communications Corp.
	$95,000	8.250	05/01/14	104,381
	697,000	7.875	04/15/15	754,503
Windstream Corp.
	349,000	8.625	08/01/16	368,195

				1,227,079

TOTAL CORPORATE OBLIGATIONS
(Cost $27,884,923)				$28,154,297

Mortgage-Backed Obligations – 22.6%

Adjustable Rate Non-Agency – 8.6%
American Home Mortgage Assets Series 2007-2, Class A1(e)
	$2,899,337	0.381%	03/25/47	$1,577,297
BCAP LLC Trust Series 2007-AA2, Class 2A7
	4,350,000	6.000	04/25/37	3,305,174
Countrywide Alternative Loan Trust Series 2005-76, Class 1A1(e)
	3,738,254	1.850	01/25/36	2,590,677
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-OA1, Class A1(e)
	781,806	0.456	02/25/47	492,143
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A(e)
	2,352,279	0.457	11/19/37	1,583,554
Harborview Mortgage Loan Trust Series 2006-14, Class 2A1A(e)
	122,352	0.407	01/25/47	69,765
Lehman XS Trust Series 2007-16N, Class 2A2(e)
	815,344	1.106	09/25/47	489,288

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency – (continued)

Luminent Mortgage Trust Series 2007-2, Class 2A1(e)
$3,892,706	0.486%	05/25/37	$2,191,983
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(e)
2,875,364	1.370	01/25/46	1,543,495
Residential Accredit Loans, Inc. Series 2007-QH2, Class A1(e)
844,674	0.396	03/25/37	502,581
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1(e)
3,108,131	6.374	11/25/37	1,530,901
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3(e)
894,177	0.446	07/25/46	470,069
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A(e)
950,534	0.466	08/25/36	$560,340
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1(e)
2,552,655	1.106	05/25/47	1,374,349
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A(e)
774,189	0.486	04/25/45	620,932
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A(e)
645,872	0.526	07/25/45	517,919

			19,420,467

Collateralized Mortgage Obligations – 9.5%
Regular Floater(e) – 0.7%
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
$2,560,860	1.056%	12/25/35	$1,671,246

Sequential Fixed Rate – 7.5%
Banc of America Funding Corp. Series 2007-8, Class 2A1
4,839,126	7.000	10/25/37	3,624,155
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
1,890,960	5.500	05/25/22	1,884,015
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
3,088,256	6.000	01/25/37	2,171,117
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
1,279,323	6.000	08/25/37	988,662
Residential Accredit Loans, Inc. Series 06-QS2, Class 1A9
1,758,833	5.500	02/25/36	1,222,340
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 1A1
2,117,399	5.750	07/25/37	1,611,822
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1
7,060,168	6.250	07/25/37	5,478,691

			16,980,802

Sequential Floating Rate(e) – 0.8%
Banc of America Funding Corp. Series 2007-2, Class 2A1
839,421	5.662	03/25/37	787,451
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,965,746	0.356	12/25/36	1,098,572

			1,886,023

Support – 0.5%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
1,463,832	5.500	04/25/36	1,085,958

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$21,624,029

Federal Agencies(f) – 4.5%
FNMA – 4.5%
$10,000,000	3.500%	TBA-15yr	$10,254,688

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $51,054,978)			$51,299,184

Agency Debentures – 1.1%

FHLMC
$800,000	3.800%	03/09/16	$811,887
FNMA
100,000	3.000	07/28/14	101,937
1,500,000	3.000	01/28/15	1,512,037

TOTAL AGENCY DEBENTURES
(Cost $2,434,672)			$2,425,861

Asset-Backed Securities(e) – 9.0%

Collateralized Loan Obligations(b) – 3.4%
Black Diamond CLO Ltd. Series 2005-1A, Class A1
$3,000,000	0.561%	06/20/17	$2,728,506
DFR Middle Market CLO Ltd. Series 2007-1A, Class A1A
1,556,603	0.781	07/20/19	1,449,971
KKR Financial CLO Ltd. Series 2007-1A, Class A
841,287	0.726	05/15/21	748,920
KKR Financial CLO Ltd. Series 2007-AA, Class A
1,900,397	1.276	10/15/17	1,785,417
Mountain View Funding CLO Series 2007-3A, Class A1
991,160	0.741	04/16/21	892,021

			7,604,835

Home Equity – 5.0%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)
608,586	1.256	10/25/37	571,545
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)
600,000	1.506	10/25/37	371,959
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)
1,120,000	1.706	10/25/37	563,164
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4
20,000,000	0.476	08/25/37	4,800,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities(e) – (continued)
Home Equity – (continued)

Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4
	$11,762,000	0.506%	10/25/36	$5,116,470

				11,423,138

Student Loan(b) – 0.6%
US Education Loan Trust LLC Series 2006-1, Class A2
	1,299,259	0.427	03/01/25	1,289,061

TOTAL ASSET-BACKED SECURITIES
(Cost $20,295,577)				$20,317,034

Foreign Debt Obligations – 4.4%

Sovereign – 4.4%
Dubai DOF Sukuk Ltd.
	$290,000	6.396%	11/03/14	$289,130
Mexican Bonos
MXN	6,400,000	9.000	12/20/12	549,580
	16,700,000	10.000	12/05/24	1,765,256
Republic of Argentina
	$470,000	7.000	09/12/13	440,873
	750,000	7.000	10/03/15	660,458
	1,420,000	0.000 (e)	12/15/35	166,850
EUR	7,360,000	2.840 (e)	12/15/35	1,083,621
Republic of Belarus
	$770,000	8.750	08/03/15	793,100
Republic of South Africa
ZAR	11,500,000	10.500	12/21/26	2,024,650
Republic of Venezuela
	$690,000	5.750	02/26/16	476,100
	130,000	7.750	10/13/19	86,125
	1,100,000	9.000	05/07/23	738,100
	290,000	8.250	10/13/24	185,600
	40,000	7.650	04/21/25	24,400
Russian Federation(d)
	617,550	7.500	03/31/30	736,428

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $9,812,974)				$10,020,271

Structured Notes(g) – 2.5%

Egypt Treasury Bills(b)(h)
EGP	10,300,000	0.000%	04/05/11	$1,724,929
Federal Republic of Brazil(e)(i)
BRL	6,549,842	6.000	08/15/40	3,898,731

TOTAL STRUCTURED NOTES
(Cost $5,625,027)				$5,623,660

Municipal Debt Obligations – 1.2%

California – 0.9%
California State GO Bonds Build America Series 2009
	$300,000	7.350%	11/01/39	$320,187
California State GO Bonds Build America Taxable Series 2009
	500,000	7.500	04/01/34	543,990
California State GO Bonds Build America Taxable Series 2010
	1,000,000	7.625	03/01/40	1,099,880

				1,964,057

Illinois – 0.3%
Illinois State GO Bonds Build America Series 2010
	650,000	7.350	07/01/35	682,110

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,656,472)				$2,646,167

Government Guarantee Obligations(j) – 2.8%

FIH Erhvervsbank A/S(b)
	$585,000	1.750%	12/06/12	$595,352
	1,300,000	2.000	06/12/13	1,329,555
ING Bank NV(b)
	600,000	2.625	02/09/12	613,288
Landwirtschaftliche Rentenbank
	1,500,000	5.000	02/15/13	1,644,936
Swedbank AB(b)
	2,200,000	3.000	12/22/11	2,262,018

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $6,425,332)				$6,445,149

U.S. Treasury Obligations – 22.2%

United State Treasury Bills(g)(k)
	$2,000,000	0.000%	06/30/11	$1,996,827
United States Treasury Inflation Protected Securities
	1,757,376	2.375	04/15/11	1,780,169
	2,910,024	3.000	07/15/12	3,090,998
United States Treasury Notes
	16,100,000	0.625	06/30/12	16,165,525
	800,000	0.625	07/31/12	803,328
	14,100,000	0.750	08/15/13	14,153,157
	8,500,000	0.750	09/15/13	8,527,201
	3,700,000	1.250	09/30/15	3,694,783

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $50,020,779)				$50,211,988

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Shares	Rate	Value

Preferred Stock*(e) – 0.0%

Citigroup Capital XIII
360	7.875%	$9,324
(Cost $9,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $176,219,734)		$177,152,935

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(l) – 25.7%

Repurchase Agreement – 25.7%
Joint Repurchase Agreement Account II
$58,100,000	0.270%	10/01/10	$58,100,000
Maturity Value: $58,100,436
(Cost $58,100,000)

TOTAL INVESTMENTS – 103.9%
(Cost $234,319,734)			$235,252,935

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.9)%			(8,931,922)

NET ASSETS – 100.0%			$226,321,013

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $22,462,880, which represents approximately 9.9% of net assets as of September 30, 2010.

(c)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2010.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,254,688 which represents approximately 4.5% of net assets as of September 30, 2010.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	The underlying security is issued by Deutsche Bank AG.

(i)	The underlying security is issued by HSBC Corp.

(j)	Guaranteed by a foreign government until maturity.

(k)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(l)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 74-75.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Bank of America Securities LLC	CAD	Purchase	12/15/10	$946,899	$1,815
Barclays Bank PLC	NOK	Purchase	12/15/10	397,781	9,881
Citibank NA	CAD	Purchase	12/15/10	414,806	2,806
Credit Suisse International (London)	EUR	Purchase	12/15/10	3,117,263	87,524
	GBP	Purchase	12/15/10	278,773	2,308
	SEK	Purchase	12/15/10	495,492	21,392
Deutsche Bank AG (London)	AUD	Purchase	12/15/10	2,308,366	14,197
	CAD	Purchase	12/15/10	907,859	12,859
	MXN	Sale	11/24/10	875,631	2,806
HSBC Bank PLC	EUR	Purchase	12/15/10	557,238	33,460
JPMorgan Securities, Inc.	AUD	Purchase	12/15/10	741,052	11,882
	BRL	Purchase	10/04/10	2,667,911	23,486
	EUR	Purchase	12/15/10	1,527,184	28,604
	GBP	Purchase	12/15/10	1,289,364	32,064
	NZD	Sale	12/15/10	145,016	780
Morgan Stanley & Co.	EUR	Sale	12/15/10	818,128	1,537
Royal Bank of Canada		Purchase	10/14/10	2,788,914	189,205
UBS AG (London)		Purchase	12/15/10	2,205,791	39,306

TOTAL					$515,912

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

BNP Paribas SA	NZD	Sale	12/15/10	$1,594,612	$(34,004)
Citibank NA	EUR	Sale	12/15/10	667,596	(24,667)
Credit Suisse International (London)	CAD	Purchase	12/15/10	200,284	(849)
	CHF	Sale	12/15/10	427,285	(13,443)
	JPY	Sale	12/15/10	927,993	(8,325)
	NZD	Purchase	12/15/10	695,627	(3,416)
HSBC Bank PLC	EUR	Sale	12/15/10	3,145,875	(54,463)
JPMorgan Securities, Inc.	AUD	Sale	12/15/10	483,245	(25,454)
	BRL	Sale	10/04/10	2,667,911	(31,356)
		Sale	01/18/11	2,607,777	(20,889)
	CAD	Sale	12/15/10	25,738	(154)
	EUR	Sale	10/22/10	885,282	(44,420)
		Sale	10/14/10	2,788,914	(80,340)
		Sale	12/15/10	676,960	(30,404)
	GBP	Sale	10/29/10	413,980	(4,049)
Morgan Stanley & Co.	MXN	Sale	11/24/10	1,029,168	(5,855)
	NOK	Purchase	12/15/10	546,976	(2,491)
	ZAR	Sale	11/10/10	1,489,174	(40,319)
Royal Bank of Canada	CAD	Sale	12/15/10	781,702	(3,702)
	EUR	Purchase	12/15/10	1,681,251	(4,312)
		Sale	10/22/10	900,855	(37,959)
	GBP	Purchase	12/15/10	524,495	(6,666)

TOTAL					$(477,537)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Gain

Bank of America Securities LLC	SEK/EUR	12/15/10	$928,346	$919,078	$9,268
Citibank NA	EUR/CHF	12/15/10	1,216,659	1,206,919	9,740
Deutsche Bank AG (London)	EUR/GBP	12/15/10	745,255	734,269	10,986
HSBC Bank PLC	EUR/GBP	12/15/10	1,337,916	1,301,666	36,250
	SEK/EUR	12/15/10	1,279,417	1,279,331	86
	EUR/NOK	12/15/10	1,347,454	1,337,477	9,977
Royal Bank of Canada	EUR/CAD	12/15/10	1,001,394	965,821	35,573
UBS AG (London)	EUR/CAD	12/15/10	1,148,537	1,134,427	14,110

TOTAL					$125,990

FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Loss

Bank of America Securities LLC	GBP/NZD	12/15/10	$397,221	$399,491	$(2,270)
Barclays Bank PLC	NOK/EUR	12/15/10	1,450,564	1,474,564	(24,000)
Citibank NA	AUD/EUR	12/15/10	626,367	640,347	(13,980)
	NZD/EUR	12/15/10	781,946	831,088	(49,142)
	EUR/SEK	12/15/10	1,129,463	1,132,364	(2,901)
Credit Suisse International (London)	NZD/EUR	12/15/10	550,309	569,500	(19,191)
HSBC Bank PLC	NZD/EUR	12/15/10	1,071,361	1,136,275	(64,914)
	CHF/EUR	12/15/10	427,285	441,431	(14,146)
	EUR/SEK	12/15/10	1,168,974	1,173,099	(4,125)
JPMorgan Securities, Inc.	CHF/EUR	12/15/10	482,869	494,566	(11,697)
Royal Bank of Canada	CAD/EUR	12/15/10	1,098,788	1,167,611	(68,823)
	CHF/EUR	12/15/10	620,689	630,810	(10,121)
UBS AG (London)	JPY/EUR	12/15/10	468,871	500,016	(31,145)

TOTAL					$(316,455)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bond	46	December 2010	$4,796,317	$42,181
Eurodollars	110	March 2012	27,270,375	44,736
Japan 10 Year Government Bond	(13)	December 2010	(22,334,212)	(267,911)
Ultra Long U.S. Treasury Bond	(5)	December 2010	(706,406)	(26,571)
10 Year German Euro-Bund	26	December 2010	4,658,472	29,506
2 Year U.S. Treasury Notes	384	December 2010	84,282,000	107,081
5 Year U.S. Treasury Notes	143	December 2010	17,284,008	69,042
10 Year U.S. Treasury Notes	89	December 2010	11,218,172	88,717
30 Year U.S. Treasury Bonds	(14)	December 2010	(1,872,063)	(1,977)

TOTAL				$84,804

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)(a)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	GBP	100	12/15/40	4.250%	6 month BP	$17,427	$14,315	$3,112
Citibank NA	EUR	17,390	08/10/20	2.950	6 month EURO	(294,350)	—	(294,350)
		4,810	08/10/40	6 month EURO	2.863%	238,800	—	238,800
	GBP	540	12/15/40	4.250	6 month BP	94,108	85,945	8,163
Credit Suisse First	EUR	1,500	12/15/17	3.000	6 month EURO	86,927	94,973	(8,046)
Boston Corp.		700	08/06/20	3.764	6 month EURO	20,449	—	20,449
		10,300	08/10/20	3.504	6 month EURO	148,338	—	148,338
		200	08/06/40	6 month EURO	3.630	(22,176)	—	(22,176)
		2,700	08/10/40	6 month EURO	3.323	(126,014)	—	(126,014)
JPMorgan Securities, Inc.		730	08/07/20	3.653	6 month EURO	16,723	—	16,723
		1,620	08/10/20	3.530	6 month EURO	25,713	—	25,713
		200	08/07/40	6 month EURO	3.542	(18,507)	—	(18,507)
		440	08/10/40	6 month EURO	3.417	(29,186)	—	(29,186)

TOTAL						$158,252	$195,233	$(36,981)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		September 30,		Payments
	Referenced	Amount	(paid) by	Termination	2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Citibank NA	CDX North America High Yield Index	$3,000	5.000%	06/20/15	523	$(22,091)	$(44,365)	$22,274
Deutsche Bank Securities, Inc.	CDX North America High Yield Index	5,000	5.000	06/20/15	523	(36,818)	(105,466)	68,648

TOTAL						$(58,909)	$(149,831)	$90,922

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2010, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Core Fixed Income	$421,700,000

Core Plus Fixed Income	65,500,000

Strategic Income	58,100,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$300,000,000	0.250%	10/01/10	$300,002,083

Banc of America Securities LLC	1,107,500,000	0.300	10/01/10	1,107,509,229

Barclays Capital, Inc.	1,400,000,000	0.250	10/01/10	1,400,009,722

BNP Paribas Securities Co.	3,200,000,000	0.240	10/01/10	3,200,021,333

BNP Paribas Securities Co.	1,500,000,000	0.280	10/01/10	1,500,011,667

BNP Paribas Securities Co.	800,000,000	0.290	10/01/10	800,006,444

Citibank N.A.	250,000,000	0.300	10/01/10	250,002,083

Citigroup Global Markets, Inc.	1,250,000,000	0.300	10/01/10	1,250,010,417

Credit Suisse Securities (USA) LLC	500,000,000	0.220	10/01/10	500,003,056

Credit Suisse Securities (USA) LLC	550,000,000	0.250	10/01/10	550,003,819

Deutsche Bank Securities, Inc.	400,000,000	0.280	10/01/10	400,003,111

JPMorgan Securities	1,500,000,000	0.250	10/01/10	1,500,010,417

JPMorgan Securities	160,000,000	0.300	10/01/10	160,001,333

Merrill Lynch & Co., Inc.	850,000,000	0.300	10/01/10	850,007,083

RBS Securities, Inc.	1,000,000,000	0.280	10/01/10	1,000,007,778

RBS Securities, Inc.	1,000,000,000	0.300	10/01/10	1,000,008,333

UBS Securities LLC	750,000,000	0.250	10/01/10	750,005,208

UBS Securities LLC	750,000,000	0.280	10/01/10	750,005,833

UBS Securities LLC	170,000,000	0.300	10/01/10	170,001,417

Wells Fargo Securities LLC	500,000,000	0.250	10/01/10	500,003,472

Wells Fargo Securities LLC	3,250,000,000	0.280	10/01/10	3,250,025,278

TOTAL				$21,187,659,116

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.550 to 7.350%	03/07/11 to 10/29/37

Federal Farm Credit Bank Principal-Only Stripped Securities	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	10/01/10 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	10/04/10 to 09/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	11/15/13 to 03/15/31

Federal National Mortgage Association	0.000 to 10.350	10/12/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 07/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	4.000 to 6.000	03/15/24 to 09/15/40

Tennessee Valley Authority	4.375 to 6.000	03/15/13 to 07/18/17

Tennessee Valley Authority Interest-Only Stripped Securities	0.000	11/01/10 to 07/15/20

Tennessee Valley Authority Principal-Only Stripped Security	0.000	12/15/17

U.S. Treasury Bond	5.000	05/15/37

U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/11 to 08/15/20

U.S. Treasury Notes	0.750 to 4.625	01/31/11 to 11/15/18

The aggregate market value of the collateral, including accrued interest, was $21,615,378,308.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2010 (Unaudited)

	Core Fixed	Core Plus Fixed	Global	Strategic
	Income Fund	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities, at value (identified cost $1,752,951,655, $337,708,546, $961,516,150 and $176,219,734, respectively)	$1,789,083,631	$346,226,971	$1,034,797,974	$177,152,935
Repurchase agreement, at value which equals cost	421,700,000	65,500,000	—	58,100,000
Cash(a)	—	912,575	1,063,125	5,532,596
Foreign currencies, at value (identified cost $148,767, $72,745, $292,188 and $29,623, respectively)	150,539	73,016	292,897	29,734
Receivables:
Investment securities sold, at value	630,440,128	100,518,685	131,230,930	425,380
Interest, at value	10,779,159	2,015,078	9,580,313	1,224,072
Fund shares sold	3,287,366	137,427	173,563	17,036,605
Forward foreign currency exchange contracts, at value	1,140,506	380,570	6,532,096	641,902
Due from broker — collateral for swap contracts	800,000	901,313	2,666,307	150,000
Due from broker — upfront payment	69,116	135,816	—	97,255
Due from broker — variation margin(b)	59,540	—	2,517,962	36,536
Swap contracts, at value (includes upfront payments made (received) of $0, $120,360, $112,881 and $195,233, respectively)	—	2,371,915	10,425,686	648,485
Reimbursement from investment adviser	—	51,564	113,143	80,948
Deferred offering costs	—	—	—	130,891
Other assets	3,946	721	39,700	—

Total assets	2,857,513,931	519,225,651	1,199,433,696	261,287,339

Liabilities:

Due to custodian	35,896	—	—	—
Payables:
Investment securities purchased	968,291,789	172,002,777	148,475,473	33,100,789
Fund shares redeemed	20,378,484	232,102	29,719,132	108,849
Forward foreign currency exchange contracts, at value	2,047,640	665,237	31,588,398	793,992
Amounts owed to affiliates	934,597	195,014	649,602	98,277
Swap contracts, at value (includes upfront payments received (made) of $393,519, $462,584, $708,174 and $149,831, respectively)	881,661	2,940,654	12,223,345	549,142
Income distribution	762,573	184,741	—	60,600
Due to broker — variation margin	—	32,190	82,217	—
Forward sale contracts, at value (proceeds receivable $0, $0, $1,042,852 and $0, respectively)	—	—	1,039,766	—
Due to broker — collateral for swap contracts	—	—	871,942	—
Accrued expenses and other liabilities	240,241	200,110	432,217	254,677

Total liabilities	993,572,881	176,452,825	225,082,092	34,966,326

Net Assets:

Paid-in capital	1,951,442,125	327,319,678	948,375,289	225,472,461
Accumulated undistributed (distribution in excess of) net investment income	8,673,887	450,262	(7,212,030)	(35,468)
Accumulated net realized gain (loss) from investment, futures, option, swap and foreign currency related transactions	(132,907,044)	6,722,006	(15,251,785)	(35,492)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	36,732,082	8,280,880	48,440,130	919,512

NET ASSETS	$1,863,941,050	$342,772,826	$974,351,604	$226,321,013

Net Assets:
Class A	$816,047,653	$110,466,093	$237,742,995	$106,979,019
Class B	14,905,408	8,290,782	4,100,156	—
Class C	34,853,023	13,273,387	8,408,654	3,831,587
Institutional	991,419,108	210,322,139	723,989,145	115,299,139
Service	4,836,459	12,414	87,465	—
Class IR	1,863,015	368,018	23,189	201,160
Class R	16,384	39,993	—	10,108

Total Net Assets	$1,863,941,050	$342,772,826	$974,351,604	$226,321,013

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	81,796,733	10,390,814	18,205,508	10,619,977
Class B	1,487,715	780,627	315,170	—
Class C	3,476,557	1,249,674	648,066	380,303
Institutional	99,004,295	19,794,833	55,523,230	11,449,253
Service	482,681	1,168	6,715	—
Class IR	186,664	34,608	1,779	19,976
Class R	1,641	3,763	—	1,004

Net asset value, offering and redemption price per share:(c)
Class A	$ 9.98	$10.63	$13.06	$10.07
Class B	10.02	10.62	13.01	—
Class C	10.03	10.62	12.97	10.08
Institutional	10.01	10.63	13.04	10.07
Service	10.02	10.63	13.02	—
Class IR	9.98	10.63	13.04	10.07
Class R	9.98	10.63	—	10.07

(a) Includes restricted cash of $411,985 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(b) Includes cash on deposit with counterparty of $2,517,962 for Global Income Fund, relating to initial margin requirements on futures transactions.
(c) Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds (NAV per share multiplied by 1.0390) is $10.37, $11.04, $13.57 and $10.46, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2010 (Unaudited)

	Core Fixed	Core Plus Fixed	Global	Strategic
	Income Fund	Income Fund	Income Fund	Income Fund(a)

Investment income:

Interest	$26,319,810	$6,252,866	$14,632,741	$731,884

Expenses:

Management fees	3,342,231	736,514	3,113,623	130,240
Distribution and Service fees(b)	1,247,833	235,353	348,239	20,090
Transfer Agent fees(b)	731,917	120,972	299,765	15,615
Custody and accounting fees	206,093	102,912	268,250	22,987
Professional fees	56,600	75,399	67,857	52,898
Registration fees	54,244	91,983	47,967	12,735
Printing and mailing costs	95,042	36,114	63,079	16,133
Trustee fees	9,874	8,105	8,871	4,084
Service Share fees — Shareholder Administration Plan	6,524	15	116	—
Service Share fees — Service Plan	6,524	15	116	—
Amortization of offering costs	—	—	—	44,109
Other	12,078	1,799	6,304	5,747

Total expenses	5,768,960	1,409,181	4,224,187	324,638

Less — expense reductions	(1,492)	(311,417)	(444,315)	(147,151)

Net expenses	5,767,468	1,097,764	3,779,872	177,487

NET INVESTMENT INCOME	20,552,342	5,155,102	10,852,869	554,397

Realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	33,882,839	6,310,917	14,120,412	227,358
Futures transactions	13,102,331	846,779	(2,599,710)	(1,008)
Written options	—	—	5,923	—
Swap contracts	1,959,724	54,758	2,409,635	(3,302)
Foreign currency related transactions	(245,888)	(547,244)	(7,809,897)	(258,540)
Net change in unrealized gain (loss) on:
Investments	29,609,797	6,582,577	50,375,739	933,201
Futures	2,803,084	471,259	1,552,574	84,804
Swap contracts	(475,739)	223,087	(2,254,280)	53,941
Translation of assets and liabilities denominated in foreign currencies	(1,149,904)	(309,312)	(31,448,510)	(152,434)

Net realized and unrealized gain from investment, futures, option, swap and foreign currency related transactions	79,486,244	13,632,821	24,351,886	884,020

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,038,586	$18,787,923	$35,204,755	$1,438,417

(a)	Commenced operations on June 30, 2010.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR(c)	Class R
Core Fixed Income	$999,935	$79,759	$168,101	$38	$519,966	$10,369	$21,853	$177,881	$1,044	$794	$10
Core Plus Fixed Income	126,550	44,439	64,267	97	65,806	5,777	8,355	40,797	2	210	25
Global Income	283,932	23,651	40,656	—	147,645	3,075	5,285	143,738	18	4	—
Strategic Income	18,947	—	1,130	13	9,853	—	148	5,602	—	8	4

(c)	Commenced operations on July 30, 2010 for Global Income Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010

From operations:

Net investment income	$20,552,342	$53,447,202
Net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	48,699,006	(89,181,724)
Net change in unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	30,787,238	296,773,763

Net increase in net assets resulting from operations	100,038,586	261,039,241

Distributions to shareholders:

From net investment income
Class A Shares	(9,395,993)	(24,910,163)
Class B Shares	(128,624)	(502,776)
Class C Shares	(268,261)	(822,116)
Institutional Shares	(11,768,960)	(28,338,593)
Service Shares	(57,510)	(220,644)
Class IR Shares(b)	(14,865)	(2,081)
Class R Shares	(159)	(362)

Total distributions to shareholders	(21,634,372)	(54,796,735)

From share transactions:

Proceeds from sales of shares	573,208,101	702,108,372
Reinvestment of distributions	16,330,534	40,342,479
Cost of shares redeemed(c)	(370,143,513)	(884,585,894)

Net increase (decrease) in net assets resulting from share transactions	219,395,122	(142,135,043)

TOTAL INCREASE	297,799,336	64,107,463

Net assets:

Beginning of period	1,566,141,714	1,502,034,251

End of period	$1,863,941,050	$1,566,141,714

Accumulated undistributed (distribution in excess of) net investment income	$8,673,887	$9,755,917

(a)	Commenced operations on June 30, 2010.
(b)	Commenced operations on July 30, 2010 for Global Income Fund.
(c)	Net of $4,029 and $10,331 and $8,393 and $11,922 of redemption fees remitted to the Core Plus Fixed Income Fund and Global Income Fund, respectively, for the six months ended September 30, 2010 and fiscal year ended March 31, 2010, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Period Ended
September 30, 2010	Year Ended	September 30, 2010	Year Ended	September 30, 2010(a)
(Unaudited)	March 31, 2010	(Unaudited)	March 31, 2010	(Unaudited)

$5,155,102	$7,071,902	$10,852,869	$29,349,305	$554,397
6,665,210	2,912,385	6,126,363	(32,184,697)	(35,492)
6,967,611	14,628,078	18,225,523	126,842,735	919,512

18,787,923	24,612,365	35,204,755	124,007,343	1,438,417

(1,581,802)	(2,238,162)	(2,384,144)	(20,025,980)	(217,691)
(106,165)	(311,280)	(31,388)	(570,596)	—
(153,546)	(363,457)	(55,900)	(523,110)	(3,704)
(3,538,022)	(4,561,188)	(8,788,570)	(69,062,749)	(368,268)
(181)	(400)	(898)	(21,607)	—
(5,446)	(3,924)	(84)	—	(164)
(557)	(883)	—	—	(38)

(5,385,719)	(7,479,294)	(11,260,984)	(90,204,042)	(589,865)

59,835,565	213,501,207	211,819,941	287,590,821	235,336,148
4,546,646	6,779,774	11,027,676	88,636,855	499,797
(42,610,149)	(40,878,405)	(189,642,157)	(372,256,969)	(10,363,484)

21,772,062	179,402,576	33,205,460	3,970,707	225,472,461

35,174,266	196,535,647	57,149,231	37,774,008	226,321,013

307,598,560	111,062,913	917,202,373	879,428,365	—

$342,772,826	$307,598,560	$974,351,604	$917,202,373	$226,321,013

$450,262	$680,879	$(7,212,030)	$(6,803,915)	$(35,468)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional, Service and IR	Non-diversified

Strategic Income (Commenced operations on June 30, 2010)	A, C, Institutional, IR and R	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Global Income Fund commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to a management agreement with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Redemption Fees — All classes of the Core Plus Fixed Income and Global Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each of the Goldman Sachs Core Plus Fixed Income Fund and the Goldman Sachs Global Income Fund was eliminated.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income, Core Plus Fixed Income and Strategic Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

J. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Offering Costs — Offering costs paid in connection with the offering of shares of the Strategic Income Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

L. Options — The Funds may write and/or purchase call and put options on futures, swaps (“swaptions”), currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked to market to reflect the current market value of the option written. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked to market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

M. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

N. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

P. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Q. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of September 30, 2010:

Core Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$390,671,701	$—
Mortgage-Backed Obligations	—	727,191,328	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	256,358,358	24,842,021	—
Asset-Backed Securities	—	58,841,110	—
Foreign Debt Obligations	6,822,620	33,075,902	—
Municipal Debt Obligations	—	17,602,955	—
Government Guarantee Obligations	—	272,391,680	—
Common Stock and/or Other Equity Investments	—	1,285,956	—
Short-term Investments	—	421,700,000	—
Derivatives	1,996,283	1,140,506	—

Total	$265,177,261	$1,948,743,159	$—

Liabilities
Derivatives	$(5,635)	$(2,929,301)	$—

Core Plus Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$58,158,644	$—
Mortgage-Backed Obligations	—	135,294,264	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	47,507,253	12,266,687	—
Asset-Backed Securities	—	36,194,768	—
Foreign Debt Obligations	—	10,471,896	—
Structured Notes	—	5,243,861	—
Municipal Debt Obligations	—	3,677,104	—
Government Guarantee Obligations	—	36,623,024	—
Common Stock and/or Other Equity Investments	—	789,470	—
Short-term Investments	—	65,500,000	—
Derivatives	509,704	2,752,485	—

Total	$48,016,957	$366,972,203	$—

Liabilities
Derivatives	$(243,718)	$(3,605,891)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

Global Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Foreign Debt Obligations	$363,507,026	$105,551,484	$—
Corporate Obligations	—	219,425,080	—
Asset-Backed Securities	—	35,535,801	—
Mortgage-Backed Obligations	—	148,664,680	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	28,798,190	6,542,931	—
Government Guarantee Obligations	—	66,605,837	—
Short-term Investments	—	59,882,357	—
Derivatives	1,252,824	17,242,370	—

Total	$393,558,040	$659,450,540	$—

Liabilities
Fixed Income — Mortgage-Backed Obligations
Forward Sales Contracts	$—	$(1,039,766)	$—
Derivatives	(372,752)	(43,811,743)	—

Total	$(372,752)	$(44,851,509)	$—

Strategic Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$28,154,297	$—
Mortgage-Backed Obligations	—	51,299,184	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	50,211,988	2,425,861	—
Asset-Backed Securities	—	20,317,034	—
Foreign Debt Obligations	—	10,020,271	—
Structured Notes	—	5,623,660	—
Municipal Debt Obligations	—	2,646,167	—
Government Guarantee Obligations	—	6,445,149	—
Common Stock and/or Other Equity Investments	—	9,324	—
Short-term Investments	—	58,100,000	—
Derivatives	381,263	1,290,387	—

Total	$50,593,251	$186,331,334	$—

Liabilities
Derivatives	$(296,459)	$(1,343,134)	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2010, contractual management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.38%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.65

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.60

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$18,800	$—	$600

Core Plus Fixed Income	12,700	—	—

Global Income	21,800	—	—

Strategic Income	10,500	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2011 for the Core Fixed Income, Core Plus Fixed Income and Global Income Funds and June 30, 2011 for the Strategic Income Fund, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended September 30, 2010, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

	Custody Fee	Other Expense	Total Expense
Fund	Credits	Reimbursements	Reductions

Core Fixed Income	$1	$—	$1

Core Plus Fixed Income	1	310	311

Global Income	1	443	444

Strategic Income	—	147	147

As of September 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$599	$209	$127	$935

Core Plus Fixed Income	134	40	21	195

Global Income	539	59	52	650

Strategic Income	74	14	10	98

G. Line of Credit Facility — As of September 30, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

been utilized. For the six months ended September 30, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the six months ended September 30, 2010, Goldman Sachs earned approximately $57,200, $18,600, $0 and $3,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively.
As of September 30, 2010, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

			Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and
	Balanced Strategy	Growth Strategy	Income Strategy
Fund	Portfolio	Portfolio	Portfolio

Core Fixed Income	—%	—%	5%

Global Income	17%	14%	39%

As of September 30, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 68% of the Class R Shares of the Core Fixed Income Fund, 100% and 29% of the Service and Class R Shares, respectively, of the Core Plus Fixed Income Fund and 13%, 5% and 100% of the Institutional, Class IR and Class R Shares, respectively, of the Strategic Income Fund.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of September 30, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$1,996,283(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(552,663	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(334,633	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	1,140,506		Payables for forward foreign currency exchange contracts, at value	(2,047,640)

Total		$3,136,789			$(2,934,936)

Core Plus Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$2,881,619(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(2,444,427	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(739,945	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	380,570		Payables for forward foreign currency exchange contracts, at value	(665,237)

Total		$3,262,189			$(3,849,609)

Global Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$11,678,510(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(12,596,097	)(a)(b)

Currency	Investments in Securities, at value; Receivables for forward foreign currency exchange contracts, at value	6,816,684		Payables for forward foreign currency exchange contracts, at value	(31,588,398)

Total		$18,495,194			$(44,184,495)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$1,029,748(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(786,692	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(58,909	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	641,902		Payables for forward foreign currency exchange contracts, at value	(793,992)

Total		$1,671,650			$(1,639,593)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate of amounts include $881,661, $2,940,654, $12,223,345 and $549,142 for Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended September 30, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$12,931,894	$2,354,598	1,672

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,130,161	(27,253)	5

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(177,414)	(1,157,922)	110

Total		$14,884,641	$1,169,423	1,787

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$994,962	$364,490	736

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(93,425)	329,856	5

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(407,415)	(317,035)	103

Total		$494,122	$377,311	844

Global Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(2,349,824)	$(744,831)	1,582

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,159,749	43,125	6

Currency	Net realized gain (loss) from investment transactions, written options and foreign currency related transactions/Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	972,757	(32,184,028)	688

Total		$782,682	$(32,885,734)	2,276

Strategic Income

				Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Unrealized gain (loss) on futures and swap contracts	$(27,407)	$47,823	373

Credit	Net realized gain (loss) from swap contracts/Unrealized gain (loss) on swap contracts	23,097	90,922	2

Currency	Net realized gain (loss) from foreign currency related transactions/Unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(258,127)	(152,090)	61

Total		$(262,437)	$(13,345)	436

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2010.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2010, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$3,662,497,676	$304,153,417	$3,413,972,252	$338,011,799

Core Plus Fixed Income	679,879,776	97,429,906	646,495,531	87,487,438

Global Income	969,205,352	537,338,941	1,032,570,354	430,576,222

Strategic Income	92,224,960	122,359,406	29,637,336	6,575,897

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2010, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Core	Core Plus	Global	Strategic
	Fixed Income	Fixed Income	Income	Income

Capital loss carryforward:(1)
Expiring 2014	$—	$—	$(1,892,830)	$—
Expiring 2017	(8,343,574)	—	—	—
Expiring 2018	(131,291,875)	—	(12,251,045)	—

Total capital loss carryforward	$(139,635,449)	$—	$(14,143,875)	$—

Timing differences (Income Distributions Payable, Post-October Losses and Straddles)	$(43,279,515)	$(442,891)	$(25,132,404)	$—

(1)	Expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

7. TAX INFORMATION (continued)

As of September 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core	Core Plus	Global	Strategic
	Fixed Income	Fixed Income	Income	Income

Tax Cost	$2,175,402,184	$403,262,955	$961,864,415	$234,319,734

Gross unrealized gain	61,074,076	12,705,066	84,674,069	1,278,506
Gross unrealized loss	(25,692,629)	(4,241,050)	(11,740,510)	(345,305)

Net unrealized security gain	$35,381,447	$8,464,016	$72,933,559	$933,201

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts, and differences related to the tax treatment of swap transactions, market discount accretion and premium amortization.
GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that, excluding the removal of the Redemption fee disclosed in the Significant Accounting Policies, there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,502,265	$112,364,607	42,252,017	$382,798,857
Reinvestment of distributions	767,249	7,511,368	2,186,150	19,927,326
Shares converted from Class B(a)	48,931	476,686	62,053	565,096
Shares redeemed	(14,942,914)	(145,311,757)	(32,719,043)	(296,128,599)

	(2,624,469)	(24,959,096)	11,781,177	107,162,680

Class B Shares
Shares sold	133,231	1,311,133	432,183	3,888,198
Reinvestment of distributions	11,962	117,431	47,822	436,493
Shares converted to Class A(a)	(48,731)	(476,686)	(61,781)	(565,096)
Shares redeemed	(351,001)	(3,439,796)	(805,452)	(7,350,663)

	(254,539)	(2,487,918)	(387,228)	(3,591,068)

Class C Shares
Shares sold	592,569	5,823,726	1,457,496	13,216,194
Reinvestment of distributions	23,968	235,590	77,873	713,337
Shares redeemed	(611,839)	(5,982,283)	(1,028,874)	(9,406,423)

	4,698	77,033	506,495	4,523,108

Institutional Shares
Shares sold	46,211,789	451,732,833	32,720,699	300,870,023
Reinvestment of distributions	853,255	8,408,073	2,104,749	19,097,397
Shares redeemed	(21,806,866)	(214,141,256)	(63,595,747)	(567,529,761)

	25,258,178	245,999,650	(28,770,299)	(247,562,341)

Service Shares
Shares sold	23,577	230,580	127,903	1,182,152
Reinvestment of distributions	4,383	43,048	18,199	165,483
Shares redeemed	(128,069)	(1,254,365)	(445,703)	(4,073,782)

	(100,109)	(980,737)	(299,601)	(2,726,147)

Class IR Shares
Shares sold	179,404	1,743,518	16,099	149,660
Reinvestment of distributions	1,507	14,865	222	2,081
Shares redeemed	(1,428)	(13,994)	(10,216)	(96,620)

	179,483	1,744,389	6,105	55,121

Class R Shares
Shares sold	175	1,704	351	3,288
Reinvestment of distributions	16	159	40	362
Shares redeemed	(6)	(62)	(5)	(46)

	185	1,801	386	3,604

NET INCREASE (DECREASE)	22,463,427	$219,395,122	(17,162,965)	$(142,135,043)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,896,366	$30,050,231	5,908,208	$59,326,886
Reinvestment of distributions	103,646	1,083,975	195,814	1,940,615
Shares converted from Class B(a)	120,958	1,253,414	68,607	684,522
Shares redeemed	(1,975,784)	(20,450,312)	(1,914,195)	(18,925,404)

	1,145,186	11,937,308	4,258,434	43,026,619

Class B Shares
Shares sold	61,487	638,865	143,524	1,404,652
Reinvestment of distributions	9,276	96,807	28,725	282,662
Shares converted to Class A(a)	(121,075)	(1,253,414)	(68,676)	(684,522)
Shares redeemed	(70,787)	(741,647)	(363,052)	(3,566,249)

	(121,099)	(1,259,389)	(259,479)	(2,563,457)

Class C Shares
Shares sold	167,175	1,742,257	340,643	3,366,470
Reinvestment of distributions	10,980	114,667	27,689	273,169
Shares redeemed	(170,189)	(1,769,195)	(332,824)	(3,296,801)

	7,966	87,729	35,508	342,838

Institutional Shares
Shares sold	2,633,987	27,318,333	15,101,571	149,082,731
Reinvestment of distributions	310,589	3,245,013	426,942	4,278,120
Shares redeemed	(1,881,197)	(19,619,387)	(1,567,253)	(15,070,727)

	1,063,379	10,943,959	13,961,260	138,290,124

Service Shares
Reinvestment of distributions	17	181	41	401

	17	181	41	401

Class IR Shares
Shares sold	8,146	85,014	27,673	280,049
Reinvestment of distributions	521	5,446	387	3,924
Shares redeemed	(2,826)	(29,251)	(349)	(3,544)

	5,841	61,209	27,711	280,429

Class R Shares
Shares sold	83	865	4,098	40,419
Reinvestment of distributions	54	557	88	883
Shares redeemed	(35)	(357)	(1,574)	(15,680)

	102	1,065	2,612	25,622

NET INCREASE	2,101,392	$21,772,062	18,026,087	$179,402,576

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,438,859	$57,185,026	8,076,900	$102,060,057
Reinvestment of distributions	176,678	2,283,162	1,556,742	19,062,917
Shares converted from Class B(a)	18,401	236,124	54,707	692,847
Shares redeemed	(3,588,657)	(46,307,783)	(9,030,928)	(113,884,152)

	1,045,281	13,396,529	657,421	7,931,669

Class B Shares
Shares sold	30,266	388,773	120,761	1,506,656
Reinvestment of distributions	2,109	27,120	38,532	469,296
Shares converted to Class A(a)	(18,473)	(236,124)	(54,938)	(692,847)
Shares redeemed	(104,100)	(1,336,464)	(235,354)	(2,940,638)

	(90,198)	(1,156,695)	(130,999)	(1,657,533)

Class C Shares
Shares sold	165,848	2,129,203	305,887	3,821,080
Reinvestment of distributions	3,452	44,298	30,641	372,722
Shares redeemed	(122,205)	(1,571,481)	(133,285)	(1,668,388)

	47,095	602,020	203,243	2,525,414

Institutional Shares
Shares sold	11,801,765	152,089,021	14,276,189	180,188,568
Reinvestment of distributions	671,997	8,672,200	5,614,696	68,721,688
Shares redeemed	(10,872,459)	(140,411,320)	(20,114,067)	(253,611,838)

	1,601,303	20,349,901	(223,182)	(4,701,582)

Service Shares
Shares sold	380	4,893	1,145	14,460
Reinvestment of distributions	63	812	839	10,232
Shares redeemed	(1,171)	(15,099)	(12,026)	(151,953)

	(728)	(9,394)	(10,042)	(127,261)

Class IR Shares(b)
Shares sold	1,773	23,025	—	—
Reinvestment of distributions	7	84	—	—
Shares redeemed	(1)	(10)	—	—

	1,779	23,099	—	—

NET INCREASE	2,604,532	$33,205,460	496,441	$3,970,707

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Period Ended
	September 30, 2010(a)
	(Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	11,349,958	$113,992,141
Reinvestment of distributions	16,089	161,936
Shares redeemed	(746,070)	(7,509,556)

	10,619,977	106,644,521

Class C Shares
Shares sold	380,075	3,820,442
Reinvestment of distributions	343	3,456
Shares redeemed	(115)	(1,157)

	380,303	3,822,741

Institutional Shares
Shares sold	11,699,610	117,312,825
Reinvestment of distributions	33,224	334,203
Shares redeemed	(283,581)	(2,852,706)

	11,449,253	114,794,322

Class IR Shares
Shares sold	19,965	200,720
Reinvestment of distributions	16	164
Shares redeemed	(5)	(45)

	19,976	200,839

Class R Shares
Shares sold	1,002	10,020
Reinvestment of distributions	4	38
Shares redeemed	(2)	(20)

	1,004	10,038

NET INCREASE	22,470,513	$225,472,461

(a)	Commenced operations on June 30, 2010.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$9.53	$0.11	$0.45	$0.56	$(0.11)	$—	$—	$(0.11)
2010 - B	9.57	0.07	0.46	0.53	(0.08)	—	—	(0.08)
2010 - C	9.58	0.07	0.46	0.53	(0.08)	—	—	(0.08)
2010 - Institutional	9.57	0.12	0.45	0.57	(0.13)	—	—	(0.13)
2010 - Service	9.58	0.10	0.45	0.55	(0.11)	—	—	(0.11)
2010 - IR	9.54	0.11	0.46	0.57	(0.13)	—	—	(0.13)
2010 - R	9.54	0.10	0.44	0.54	(0.10)	—	—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	—	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	—	(0.30)

2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	—	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	—	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	—	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	—	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	—	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Periods Ended
2010	2010		2009	2008	2007	2006
158%	330%(e	)	371%	193%	141%	516%
    Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.
(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$9.98	5.96%	$816,048	0.81	%(d)	0.81	%(d)	2.22	%(d)	226%
10.02	5.54	14,905	1.56	(d)	1.56	(d)	1.48	(d)	226
10.03	5.43	34,853	1.56	(d)	1.56	(d)	1.47	(d)	226
10.01	6.01	991,419	0.47	(d)	0.47	(d)	2.53	(d)	226
10.02	5.85	4,836	0.97	(d)	0.97	(d)	2.07	(d)	226
9.98	5.98	1,863	0.56	(d)	0.56	(d)	2.35	(d)	226
9.98	5.72	16	1.06	(d)	1.06	(d)	1.98	(d)	226

9.53	19.32	804,834	0.82		0.82		3.37		418	(e)
9.57	18.36	16,680	1.57		1.57		2.68		418	(e)
9.58	18.48	33,260	1.57		1.57		2.62		418	(e)
9.57	19.79	705,704	0.48		0.48		3.78		418	(e)
9.58	19.05	5,580	0.98		0.98		3.30		418	(e)
9.54	19.58	69	0.57		0.57		3.30		418	(e)
9.54	19.03	14	1.07		1.07		3.10		418	(e)

8.27	(8.63)	600,963	0.80		0.81		4.70		413
8.31	(9.26)	17,694	1.55		1.56		3.95		413
8.31	(9.26)	24,655	1.55		1.56		3.95		413
8.30	(8.27)	851,372	0.46		0.47		5.04		413
8.31	(8.72)	7,333	0.96		0.97		4.55		413
8.28	(8.39)	9	0.55		0.56		4.97		413
8.28	(8.81)	9	1.05		1.06		4.51		413

9.57	(0.99)	809,957	0.78	(d)	0.78	(d)	4.63	(d)	239
9.61	(1.28)	21,415	1.53	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	0.94	(d)	4.47	(d)	239
9.58	(2.75)	10	0.53	(d)	0.53	(d)	4.66	(d)	239
9.57	(2.90)	10	1.03	(d)	1.03	(d)	4.22	(d)	239

9.86	4.84	798,223	0.80		0.81		4.51		166
9.90	4.05	20,736	1.55		1.56		3.74		166
9.91	4.05	23,008	1.55		1.56		3.76		166
9.90	5.21	1,684,860	0.44		0.45		4.87		166
9.91	4.68	29,899	0.94		0.95		4.32		166

9.82	4.21	714,877	0.83		0.84		4.25		562
9.86	3.42	22,971	1.58		1.59		3.49		562
9.87	3.52	20,937	1.58		1.59		3.49		562
9.86	4.69	1,558,971	0.46		0.47		4.65		562
9.86	4.06	46,600	0.96		0.97		4.13		562

9.87	1.14	658,114	0.86		0.87		3.14		283
9.91	0.38	29,096	1.61		1.62		2.40		283
9.91	0.38	23,432	1.61		1.62		2.40		283
9.90	1.53	1,098,280	0.47		0.48		3.54		283
9.91	1.02	31,682	0.97		0.98		3.03		283

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$10.20	$0.16	$0.43	$0.59	$(0.16)
2010 - B	10.20	0.12	0.42	0.54	(0.12)
2010 - C	10.20	0.12	0.42	0.54	(0.12)
2010 - Institutional	10.20	0.17	0.44	0.61	(0.18)
2010 - Service	10.20	0.15	0.44	0.59	(0.16)
2010 - IR	10.21	0.17	0.43	0.60	(0.18)
2010 - R	10.20	0.14	0.44	0.58	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	9.16	0.34	1.07	1.41	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)

2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.99	0.18	(0.05)	0.13	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Periods Ended
2010	2010(e)	2009	2008	2007
187%	313%	330%	63%	312%

(d)	Annualized.

(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.

(f)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$10.63	5.86%	$110,466	0.83	%(d)	1.02	%(d)	2.98	%(d)	233%
10.62	5.47	8,291	1.58	(d)	1.77	(d)	2.26	(d)	233
10.62	5.47	13,273	1.58	(d)	1.77	(d)	2.25	(d)	233
10.63	5.94	210,322	0.49	(d)	0.68	(d)	3.33	(d)	233
10.63	5.69	12	0.99	(d)	1.18	(d)	2.86	(d)	233
10.63	5.89	368	0.58	(d)	0.77	(d)	3.22	(d)	233
10.63	5.72	40	1.08	(d)	1.27	(d)	2.74	(d)	233

10.20	15.60	94,351	0.83		1.14		3.48		419	(e)
10.20	14.75	9,193	1.58		1.89		2.87		419	(e)
10.20	14.75	12,661	1.58		1.89		2.83		419	(e)
10.20	15.99	191,051	0.49		0.80		3.72		419	(e)
10.20	15.42	12	0.99		1.30		3.44		419	(e)
10.21	16.00	294	0.58		0.89		3.23		419	(e)
10.20	15.30	37	1.08		1.39		3.15		419	(e)

9.16	(3.17)	45,686	0.75	(f)	1.33	(f)	4.57	(f)	365
9.15	(4.00)	10,626	1.50	(f)	2.08	(f)	3.82	(f)	365
9.15	(4.00)	11,040	1.50	(f)	2.08	(f)	3.82	(f)	365
9.16	(2.84)	43,681	0.41	(f)	0.99	(f)	4.91	(f)	365
9.16	(3.34)	10	0.91	(f)	1.49	(f)	4.38	(f)	365
9.16	(3.02)	10	0.50	(f)	1.08	(f)	4.82	(f)	365
9.16	(3.49)	10	1.00	(f)	1.58	(f)	4.32	(f)	365

9.90	1.21	54,330	0.79	(d)	1.21	(d)	4.37	(d)	96
9.90	0.99	13,843	1.54	(d)	1.96	(d)	3.63	(d)	96
9.90	0.99	11,727	1.54	(d)	1.96	(d)	3.63	(d)	96
9.90	1.45	51,281	0.45	(d)	0.87	(d)	4.73	(d)	96
9.90	1.26	11	0.95	(d)	1.37	(d)	4.26	(d)	96
9.91	(0.26)	10	0.54	(d)	0.96	(d)	4.49	(d)	96
9.91	(0.41)	10	1.04	(d)	1.46	(d)	4.00	(d)	96

9.99	3.93	53,541	0.83	(d)	1.51	(d)	4.45	(d)	350
9.99	3.60	15,077	1.58	(d)	2.26	(d)	3.86	(d)	350
9.99	3.13	11,798	1.58	(d)	2.26	(d)	3.78	(d)	350
9.99	4.21	31,155	0.47	(d)	1.15	(d)	4.62	(d)	350
9.99	3.83	10	0.97	(d)	1.65	(d)	4.42	(d)	350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$12.74	$0.13	$0.33	$0.46	$(0.14)	$—	$(0.14)
2010 - B	12.69	0.08	0.33	0.41	(0.09)	—	(0.09)
2010 - C	12.66	0.08	0.32	0.40	(0.09)	—	(0.09)
2010 - Institutional	12.72	0.15	0.33	0.48	(0.16)	—	(0.16)
2010 - Service	12.70	0.12	0.33	0.45	(0.13)	—	(0.13)
2010 - IR (Commenced July 30, 2010)	12.91	0.05	0.13	0.18	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.06	3.52%	$237,743	1.03	%(c)	1.12	%(c)	2.02	%(c)	156%
13.01	3.13	4,100	1.78	(c)	1.87	(c)	1.30	(c)	156
12.97	3.24	8,409	1.78	(c)	1.87	(c)	1.28	(c)	156
13.04	3.70	723,989	0.69	(c)	0.78	(c)	2.36	(c)	156
13.02	3.52	87	1.19	(c)	1.28	(c)	1.88	(c)	156
13.04	1.30	23	0.78	(c)	0.87	(c)	2.12	(c)	156

12.74	14.73	218,572	1.03		1.11		3.02		267
12.69	13.92	5,143	1.78		1.86		2.30		267
12.66	13.80	7,606	1.78		1.86		2.22		267
12.72	15.14	685,787	0.69		0.77		3.36		267
12.70	14.50	95	1.19		1.27		2.87		267

12.30	(1.10)	202,926	1.02		1.11		3.61		168
12.25	(1.93)	6,572	1.77		1.86		2.85		168
12.23	(1.85)	4,863	1.77		1.86		2.85		168
12.28	(0.76)	664,853	0.68		0.77		3.94		168
12.27	(1.26)	214	1.18		1.27		3.44		168

12.91	1.33	311,900	1.01	(c)	1.07	(c)	3.17	(c)	141
12.87	1.10	10,479	1.76	(c)	1.82	(c)	2.42	(c)	141
12.84	1.02	6,110	1.76	(c)	1.82	(c)	2.44	(c)	141
12.89	1.48	1,077,177	0.67	(c)	0.73	(c)	3.54	(c)	141
12.88	1.27	380	1.17	(c)	1.23	(c)	3.03	(c)	141

12.93	4.46	324,537	1.04		1.10		2.92		116
12.88	3.59	11,127	1.79		1.85		2.13		116
12.86	3.69	5,282	1.79		1.85		2.13		116
12.91	4.76	1,089,450	0.68		0.74		3.30		116
12.90	4.31	376	1.18		1.24		2.75		116

12.74	2.07	252,962	1.05		1.17		2.63		97
12.70	1.36	17,716	1.80		1.93		1.89		97
12.67	1.28	6,908	1.80		1.93		1.89		97
12.73	2.53	590,541	0.68		0.80		3.00		97
12.71	1.93	435	1.18		1.31		2.51		97

13.25	4.56	173,712	1.08		1.32		2.36		137
13.20	3.72	24,819	1.83		2.07		1.61		137
13.18	3.80	8,370	1.83		2.07		1.61		137
13.23	4.90	214,410	0.69		0.91		2.70		137
13.22	4.38	463	1.19		1.43		2.26		137

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain	operations	income

FOR THE PERIOD ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A (Commenced June 30, 2010)	$10.00	$0.06	$0.05	$0.11	$(0.04)
2010 - C (Commenced June 30, 2010)	10.00	0.05	0.06	0.11	(0.03)
2010 - Institutional (Commenced June 30, 2010)	10.00	0.06	0.06	0.12	(0.05)
2010 - IR (Commenced June 30, 2010)	10.00	0.05	0.07	0.12	(0.05)
2010 - R (Commenced June 30, 2010)	10.00	0.04	0.07	0.11	(0.04)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$10.07	1.13%	$106,979	1.03%	1.71%	2.58%	33%
10.08	1.07	3,832	1.78	2.46	2.26	33
10.07	1.21	115,299	0.69	1.37	2.58	33
10.07	1.18	201	0.78	1.46	2.18	33
10.07	1.08	10	1.28	1.96	1.40	33

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund(a)
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	7/1/10	9/30/10		9/30/10*
Class A
Actual	$1,000.00	$1,059.60		$4.18	$1,000.00	$1,058.60		$4.28	$1,000.00	$1,035.20		$5.25	$1,000.00	$1,011.30		$2.61
Hypothetical 5% return	1,000.00	1,021.01	+	4.10	1,000.00	1,020.91	+	4.20	1,000.00	1,019.90	+	5.22	1,000.00	1,010.01	+	2.61

Class B
Actual	1,000.00	1,055.40		8.04	1,000.00	1,054.70		8.14	1,000.00	1,031.30		9.06	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.25	+	7.89	1,000.00	1,017.15	+	7.99	1,000.00	1,016.14	+	9.00	N/A	N/A		N/A

Class C
Actual	1,000.00	1,054.30		8.03	1,000.00	1,054.70		8.14	1,000.00	1,032.40		9.07	1,000.00	1,010.70		4.51
Hypothetical 5% return	1,000.00	1,017.25	+	7.89	1,000.00	1,017.15	+	7.99	1,000.00	1,016.14	+	9.00	1,000.00	1,008.12	+	4.50

Institutional
Actual	1,000.00	1,060.10		2.43	1,000.00	1,059.40		2.53	1,000.00	1,037.00		3.52	1,000.00	1,012.10		1.75
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,022.61	+	2.48	1,000.00	1,021.61	+	3.50	1,000.00	1,010.86	+	1.75

Service
Actual	1,000.00	1,058.50		5.01	1,000.00	1,056.90		5.10	1,000.00	1,035.20		6.07	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.21	+	4.91	1,000.00	1,020.10	+	5.01	1,000.00	1,019.10	+	6.02	N/A	N/A		N/A

Class IR(b)
Actual	1,000.00	1,059.80		2.89	1,000.00	1,058.90		2.99	1,000.00	1,013.00		1.31	1,000.00	1,011.80		1.98
Hypothetical 5% return	1,000.00	1,022.26	+	2.84	1,000.00	1,022.16	+	2.94	1,000.00	1,007.05	+	1.31	1,000.00	1,010.64	+	1.98

Class R
Actual	1,000.00	1,057.20		5.47	1,000.00	1,057.20		5.57	N/A	N/A		N/A	1,000.00	1,010.80		3.24
Hypothetical 5% return	1,000.00	1,019.75	+	5.37	1,000.00	1,019.65	+	5.47	N/A	N/A		N/A	1,000.00	1,009.38	+	3.24

(a)	Commenced operations on June 30, 2010.
(b)	Commenced operations on July 30, 2010 for Global Income Fund.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.81%	1.56%	1.56%	0.47%	0.97%	0.56%	1.06%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.08
Global Income	1.03	1.78	1.78	0.69	1.19	0.78	N/A
Strategic Income(a)	1.03	N/A	1.78	0.69	N/A	0.78	1.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Core Fixed Income, Goldman Sachs Core Plus Fixed Income and Goldman Sachs Global Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of Core Fixed Income and Core Plus Fixed Income Funds with Goldman Sachs Asset Management, L.P. and on behalf of Global Income Fund with Goldman Sachs Asset Management International (together with Goldman Sachs Asset Management, L.P., the “Investment Advisers”).
The Management Agreements were most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreements. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Advisers and their portfolio management teams;

(ii)	the groups within the Investment Advisers and their affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii)	trends in headcount;

(iv)	the Investment Advisers’ financial resources and ability to hire and retain talented personnel and strengthen their operations; and

(v)	the parent company’s support of the Investment Advisers and their mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	each Fund’s expense trends over time; and

(iii)	to the extent the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Advisers to reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Advisers and their affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Advisers and their affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreements;
(i)	a summary of the “fall-out” benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds, including the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Advisers;
(k)	portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Advisers’ general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the processes and policies followed by the Investment Advisers in addressing various types of potential conflicts of interest; their approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. The Independent Trustees concluded that the Investment Advisers had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also observed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, and credit and duration parameters. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.
The Trustees noted that each of the Funds outperformed its respective benchmark for the one-year period ended December 31, 2009. They also noted that each of the Funds ranked in the top half of its respective peer group for the one-year period ended December 31, 2009. The Trustees recognized that despite a challenging track record over the three- and five-year time period ended December 31, 2009 for the Core Fixed Income Fund, the recent performance of the Funds had generally improved. The Trustees concluded that the Investment Advisers’ continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (three-year, in the case of Core Plus Fixed Income Fund) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Advisers’ undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Advisers provide substantial administrative services to the Funds under the terms of the Management Agreements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Advisers’ expense allocation methodology and an evaluation of the accuracy of the Investment Advisers’ profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed	Core Plus Fixed
Average Daily	Income	Income	Global Income
Net Assets	Fund	Fund	Fund

First $1 billion	0.40%	0.45%	0.65%
Next $1 billion	0.36	0.41	0.59
Next $3 billion	0.34	0.39	0.56
Next $3 billion	0.33	0.38	0.55
Over $8 billion	0.32	0.37	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Advisers and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer group; and the Investment Advisers’ undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that Goldman Sachs Asset Management, L.P. was passing along savings to shareholders of the Core Fixed Income Fund, which had asset levels above the first breakpoint.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Advisers and Their Affiliates
The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the Investment Advisers’ ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Goldman Sachs Strategic Income Fund
The Goldman Sachs Strategic Income Fund (the “Strategic Income Fund”) commenced investment operations on June 30, 2010, and the Trustees considered, at a meeting held on June 16-17, 2010, (i) the initial appointment of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) to serve as the Strategic Income Fund’s investment adviser and (ii) the initial approval of the Management Agreement on behalf of the Strategic Income Fund. At that meeting, the Trustees considered the nature, extent and quality of the services that would be provided by the Investment Adviser and its affiliates to the Strategic Income Fund. In this regard, the Trustees noted that, although the Strategic Income Fund was new (and therefore had no performance information to evaluate), many of the portfolio personnel who would be providing services to the Strategic Income Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Strategic Income Fund.
The Trustees considered the management fee to be paid by the Strategic Income Fund, and the Strategic Income Fund’s anticipated total expenses, along with the Strategic Income Fund’s anticipated assets under management. They also considered a report prepared by the Outside Data Provider, which compared the Strategic Income Fund’s anticipated management fee and total expenses to those of a peer group and category median. The Trustees also noted the Investment Adviser’s undertaking to limit the Strategic Income Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They recognized that the Strategic Income Fund did not yet have profitability data to evaluate, but would after the Strategic Income Fund commenced operations. They reviewed the proposed breakpoints in the management fee schedule and concluded that the breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also considered the fees to be paid to Goldman Sachs in its capacity as the Strategic Income Fund’s transfer agent and distributor, along with other fall-out benefits (as outlined above for the other Funds) that would potentially be received by the Investment Adviser and its affiliates.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees concluded, in the exercise of their business judgment, that the proposed management fee to be paid by the Strategic Income Fund would be reasonable in light of the services provided to it by the Investment Adviser and the Strategic Income Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved on behalf of the Strategic Income Fund.

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Advisers, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money
Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap
Growth Fund
■ Structured Large Cap
Growth Fund
■ Structured Large Cap
Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke**
John P. Coblentz, Jr.
Diana M. Daniels
Patrick T. Harker*
Joseph P. LoRusso**
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Resigned effective September 30, 2010
**Effective August 19, 2010
OFFICERS
James A. McNamara, President
George F. Travers, Principal Financial Officer
Peter V. Bonanno, Secretary
Scott M. McHugh, Treasurer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser
Christchurch Court, 10-15 Newgate Street
London, England EC1 A7H0

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright© 2010 Goldman, Sachs & Co. All rights reserved. 44115.MF.TMPL MSFISAR10 / 35.2K / 11-10

ITEM 2.	CODE OF ETHICS.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.		INVESTMENTS.

	(a)	Schedules of Investments are included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

	(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	December 1, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 1, 2010